UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
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the Securities Exchange Act of 1934
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INTERCONTINENTAL EXCHANGE, INC.

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Intercontinental Exchange, Inc.

Notice of 2023 Annual Meeting and Proxy Statement

March 31, 2023

Dear Stockholder:

On behalf of the Board of Directors and the management of Intercontinental Exchange, Inc., I am pleased to invite you to the 2023 Annual Meeting of Stockholders. The Annual Meeting will be held via webcast on Friday, May 19, 2023 at 8:30 a.m., Eastern time. There will be no in-person meeting. We believe that in light of the success of our virtual meetings the past two years, conducting a virtual meeting will continue to allow wide participation among our stockholders. Stockholders will be able to listen, vote, and submit questions from any remote location with Internet connectivity. Online check-in will begin at 8:15 a.m., Eastern time, and you should allow ample time for the check-in procedures. Information on how to participate in this year’s virtual meeting can be found on page 64.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be conducted at the Annual Meeting. Our senior officers, as well as representatives from our independent registered public accounting firm, will be available at the virtual meeting to respond to appropriate questions from stockholders.

Again this year, we are delivering proxy materials for the Annual Meeting under the Securities and Exchange Commission’s “Notice and Access” rules. These rules permit us to furnish proxy materials, including the attached Notice of Annual Meeting, Proxy Statement and our 2022 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. The rules also allow us to help the environment by reducing the consumption of paper, energy and other natural resources and to lower our printing and distribution expenses. Our stockholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions on how to access and review all of our proxy materials on the Internet. Our stockholders will not receive printed copies unless they request them. The Notice also explains how you may submit your proxy on the Internet.

Whether or not you plan to participate in the virtual meeting, please complete, sign, date and return your proxy card or vote telephonically or electronically using the telephone and Internet voting procedures described on the proxy card at your earliest convenience.

Sincerely,

Jeffrey C. Sprecher Chair and Chief Executive Officer Intercontinental Exchange, Inc. | ICE

INTERCONTINENTAL EXCHANGE, INC.    •    5660 NEW NORTHSIDE DRIVE, THIRD FLOOR    •    ATLANTA, GEORGIA 30328

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

www.virtualshareholdermeeting.com/ICE2023

Friday, May 19, 2023 8:30 a.m., Eastern time

The Board of Directors has fixed the close of business on March 21, 2023 as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

The webcast of the virtual meeting will be accessible by the public. To vote and submit questions at the virtual annual meeting, stockholders of record will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares of common stock through a broker or nominee, you will need to obtain your control number from your broker in order to vote and submit questions at the virtual meeting. For detailed instructions, please refer to page 64 in this Proxy Statement.

A list of stockholders entitled to vote at the 2023 Annual Meeting of Stockholders will be available for inspection upon request of any stockholder for any purpose germane to the meeting at our principal executive offices, located at 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, during the ten days prior to the meeting, during ordinary business hours.

By Order of the Board of Directors,

Andrew J. Surdykowski

General Counsel

Intercontinental Exchange, Inc. | ICE

Atlanta, Georgia

March 31, 2023

Agenda:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders of Intercontinental Exchange, Inc. will be held via webcast only on Friday, May 19, 2023 at 8:30 a.m., Eastern time, for the purposes of considering and voting upon:

1.  The election of ten directors to serve until the 2024 Annual Meeting of Stockholders;

2.  An advisory resolution to approve our executive compensation;

3.  An advisory resolution to approve the frequency of future advisory votes on executive compensation;

4.  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

5.  A stockholder proposal regarding special stockholder meeting improvement, if properly presented at the Annual Meeting; and

6.  Such other business as properly may come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

How to Vote:

phone	internet	mail

WHETHER OR NOT YOU EXPECT TO PARTICIPATE, PLEASE SUBMIT YOUR PROXY WITH VOTING INSTRUCTIONS. YOU MAY VOTE BY TELEPHONE OR INTERNET (BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD) OR BY MAIL IF YOU RECEIVE A PRINTED PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on May 19, 2023

We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders rather than mailing a full paper set of the materials. The Notice contains instructions on how to access our proxy materials on the Internet and how to vote, as well as instructions on how to obtain a paper copy of the proxy materials.

For additional information, see Additional Information – Voting Instructions and

Frequently Asked Questions below.

To Vote by Internet and to Receive Materials Electronically

Read the Proxy Statement.

Go to the website that appears on your proxy card: www.proxyvote.com.

Enter the control number found on the front of your proxy card and follow the simple instructions. We recommend that you choose to receive an e-mail notice when proxy statements and annual reports are available for viewing over the Internet. This will reduce bulky paper mailings, help the environment, and lower expenses paid by Intercontinental Exchange, Inc.

2023 Proxy Statement  INTERCONTINENTAL EXCHANGE  i

ii  INTERCONTINENTAL EXCHANGE  2023 Proxy Statement

INTRODUCTION

This Proxy Statement is furnished to the stockholders of Intercontinental Exchange, Inc. in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) to be voted at the 2023 Annual Meeting of Stockholders and at any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held via webcast on Friday, May 19, 2023 at 8:30 a.m., Eastern time. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders may only participate online. If you plan to participate in the virtual meeting, please see the instructions on page 64 of this Proxy Statement. Stockholders will be able to listen, vote, and submit questions from any location that has Internet connectivity. The approximate date on which this Proxy Statement and form of proxy card are first being sent or given to stockholders is March 31, 2023.

When used in this Proxy Statement, the terms “we,” “us,” “our,” “Intercontinental Exchange,” “ICE” and the “Company” refer to Intercontinental Exchange, Inc.

EXECUTIVE SUMMARY

This summary highlights certain information contained elsewhere in our Proxy Statement. You should read our entire Proxy Statement carefully before casting your vote.

Matters to be Voted on at Our Annual Meeting

Matters to be Voted on at Our Annual Meeting	Board Recommendation	Vote Required	For more detail, see page:
1. Election of Directors	FOR each Director	Majority of votes cast	5
2. Advisory Resolution To Approve Executive Compensation	FOR	Majority of votes cast	21
3. Advisory Resolution To Approve the Frequency of Future Advisory Votes on Executive Compensation	ANNUAL	Majority of votes cast	53
4. Ratification of Ernst & Young LLP As Our Independent Registered Public Accounting Firm	FOR	Majority of votes cast	56
5. Stockholder Proposal Regarding Special Stockholder Meeting Improvement	AGAINST	Majority of votes cast	57

Record Date for Voting and Shares Outstanding

We had 559,704,868 shares of our common stock, par value $0.01 per share (the “Common Stock”), outstanding as of March 21, 2023, the record date for determining holders of our Common Stock entitled to vote at the Annual Meeting.

2023 Proxy Statement  INTERCONTINENTAL EXCHANGE  1

Corporate Governance Developments and Highlights

The current directors that are nominated for re-election will serve a one-year term expiring at the 2024 Annual Meeting of Stockholders. Our Board of Directors, upon the recommendation of our Nominating & Corporate Governance Committee, has determined that nine of our ten director nominees are independent under the listing standards of the New York Stock Exchange, LLC (“NYSE”) and the governance guidelines and independence policy adopted by our Board of Directors.

Our Board of Directors is led by Mr. Jeffrey C. Sprecher, who serves as Chair of our Board of Directors, and Mr. Thomas E. Noonan, who has been elected as lead independent director for 2023. Mr. Noonan has served as the lead independent director of our Board since May 2022. The lead independent director presides at all executive sessions of the non-management directors and helps set the agenda for our Board of Directors meetings.

There have been several important developments regarding the composition of our Board of Directors and governance matters.

•   The Board of Directors has nominated ten director nominees. The Board of Directors believes that the ten director nominees collectively have the expertise and diversity of experience to effectively oversee and guide our business.

•   In continuation of its board refreshment efforts, in March 2022, the Board of Directors voted to increase the size of the Board to thirteen and added Ms. Martha A. Tirinnanzi as a member of the Board. This new director enhances the skill sets of the Board by adding additional knowledge of the derivatives markets and related businesses and audit, risk and governance experience across financial and mortgage industries while also improving our diversity.

•   In May 2022, the Board of Directors voted to decrease the size of the Board from thirteen to ten due to the fact that three directors, Charles R. Crisp, Frederic V. Salerno and Vincent Tese, did not stand for re-election at the 2022 Annual Meeting of Stockholders.

2  INTERCONTINENTAL EXCHANGE  2023 Proxy Statement

•	In the last few years, we added further skill sets and diversity to our Board of Directors in connection with the following appointments:

•	Caroline Silver, who joined our Board of Directors in August 2020, brings experience in international investment banking, mergers and acquisitions, risk and technology.

•	Shantella Cooper, who joined our Board of Directors in December 2020, brings experience in business operations and transformation, cybersecurity and risk, human resources and economic development.

•	Mark Mulhern, who joined our Board of Directors in December 2020, brings experience in financial leadership, energy and real estate.

•

Martha Tirinnanzi, who joined our Board of Directors in March 2022, brings experience in derivatives markets and related businesses and audit, risk and governance expertise across financial and mortgage industries.

•

Consistent with our commitment to developing a Board with diverse viewpoints, backgrounds, skills and experiences, since 2017 we have added six female directors to the Board. One of the directors, Ms. Cairns, did not stand for re-election in 2019 due to a business conflict, and we subsequently appointed new female directors to the Board of Directors in August 2020, December 2020 and March 2022. In addition, three out of ten of our director nominees identify as persons of color.

•

Four out of ten director nominees have a tenure of less than five years; these directors bring fresh perspectives that are balanced by the institutional knowledge of longer-tenured members of our Board.

•

From time-to-time, the Nominating & Corporate Governance Committee engages a third-party recruiting firm to help us in our search for diverse board candidates with particular skill sets that we deem important. We used a third-party recruiting firm in the search that identified Ms. Silver in 2020.

Highlights of Our 2022 Performance

ICE continued to deliver strong annual operating results as evidenced by the following 2022 performance highlights:

•	Seventeenth consecutive year of record revenues, including record financial results each year as a public company;

•	2022 net revenues[1] of $7.3 billion; 2022 GAAP diluted earnings per share (“EPS”) of $2.58 and 2022 adjusted diluted EPS[2] of $5.30, 5% year-over-year;

•	Record 2022 operating income of $3.6 billion and record adjusted operating income[2] of $4.3 billion, up 4% year-over-year;

•	Record annual operating cash flow of $3.6 billion, and record adjusted free cash flow[2] of over $2.9 billion, up 3% year-over-year;

•	Returned nearly $1.5 billion to stockholders through dividends and share repurchases in 2022, and increased first quarter 2023 quarterly dividend by 11% relative to 2022;

•	Three-year total stockholder return (“TSR”) of 15% (based on stock price increase from $92.55 on December 31, 2019 to $102.59 on December 30, 2022, plus quarterly dividend payments); and

•	Expanded and strengthened markets served and range of data, technology and risk management services through organic growth and strategic acquisitions and investments.

[1]	Net revenue figures represent total revenues less transaction-based expenses.
[2]

Adjusted diluted EPS, adjusted operating income, and adjusted free cash flow are non-generally accepted accounting principle (“GAAP”) metrics. Please refer to the section titled “Non-GAAP Measures” in ICE’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2023, and our earnings supplement at www.ir.theice.com, for the most comparable GAAP metrics, reconciliations to the most comparable GAAP metrics and an explanation why management believes the non-GAAP metrics provide useful information to investors about ICE’s financial condition or results of operations.

2023 Proxy Statement  INTERCONTINENTAL EXCHANGE  3

Compensation Developments and Highlights

We continue to maintain a well-balanced and performance-based executive compensation program, including:

•	More than 88% of named executive officer (“NEO”) targeted compensation delivered through variable, performance-based compensation programs;

•	More than 65% of NEO targeted compensation delivered through equity compensation programs;

•	Continued emphasis on shifting toward multi-year performance measures within equity compensation programs;

•	Annual cash bonus opportunity and performance stock units (“PSUs”) capped at 200% of the established target opportunity;

•	Mandatory and competitive stock ownership requirements;

•	A robust compensation clawback policy;

•	Anti-hedging and anti-pledging policy requirements;

•	Change in control protection that requires a “double-trigger” (i.e., there must be a change in control and a termination of the executive’s employment) for payment to be provided; and

•	No “golden parachute” excise tax gross-up provisions in employment agreements with our NEOs.

In February 2023, our Compensation Committee approved payouts for our annual bonus and PSU awards. Our annual bonuses for 2022 performance were paid at 97% of target for our NEOs. The performance achievement for the PSUs granted in February 2022 that are subject to a one-year EBITDA3 performance measure (the “EBITDA-based PSUs”) was 97.8% of target because our 2022 EBITDA growth was slightly below our pre-established targets which resulted in our executives, including our NEOs, earning 92.7% of target shares granted. Because ICE’s 2022 EBITDA performance was below target, ICE’s 2022 TSR relative to that of the S&P 500 was not a relevant factor in determining performance for share vesting purposes. Accordingly, each NEO earned 92.7% of EBITDA-based PSUs. ICE had historically used a one-year EBITDA performance measure for the PSU plan. Beginning in 2017, we introduced a PSU that is tied to our three-year TSR performance against the S&P 500 (the “TSR-based PSUs”) to introduce a longer-term measure in our performance-based stock awards. The fourth of such awards (the TSR-based PSUs granted in 2020) vested in February 2023 at 80% of target, given our performance at the 40th percentile of the S&P 500. In 2021, we increased the portion of our NEOs’ long-term incentive compensation delivered in the form of three-year TSR-based PSUs from 30% to 40% of the total equity award and decreased the portion delivered in the form of EBITDA-based PSUs from 50% to 40% of the total equity award. The same mix was utilized for the 2022 equity award. Each of these items is discussed in more detail below in Compensation Matters — Compensation Discussion & Analysis.

We believe that our mix of cash/non-cash and short-term/long-term incentives provides an appropriate balance between our longer-term business objectives and shorter-term retention and competitive needs. We also believe that providing the majority of our NEOs’ compensation in the form of long-term equity awards, when combined with our clawback policy and stock ownership requirements, both of which are described below, has the additional benefit of discouraging employees from taking inappropriate risks.

You should review Compensation Matters — Compensation Discussion & Analysis and Compensation Matters — Executive Compensation below and the compensation-related tables for a complete understanding of our compensation program, including a detailed review of the philosophy, process, considerations and analysis involved in the determination of compensation granted or paid to our NEOs.

[3]

EBITDA is “earnings before interest and other non-operating income and expense, taxes, depreciation and amortization,” which is a non-GAAP financial measure. EBITDA serves as a performance target for ICE. For information on the calculation of EBITDA, please see Compensation Matters — Compensation Discussion & Analysis — 2022 Executive Compensation — Equity Compensation below.

4  INTERCONTINENTAL EXCHANGE  2023 Proxy Statement

CORPORATE GOVERNANCE

PROPOSAL 1 — ELECTION OF DIRECTORS

Board of Directors

Under our Sixth Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) and our Ninth Amended and Restated Bylaws (our “Bylaws”), our Board of Directors sets the number of directors who may serve on the Board of Directors through resolutions adopted by a majority of the directors then in office. The size of our Board of Directors is currently set at ten directors and presently consists of ten directors. All of our nominees, if elected, will serve for a one-year term expiring at the 2024 Annual Meeting of Stockholders. Each director will hold office until his or her successor is duly elected and qualified or until the director’s earlier resignation or removal.

Each of our directors is elected by majority vote in an uncontested election. A director who fails to receive a majority of “FOR” votes cast by stockholders entitled to vote will be required to tender his or her resignation to our Board of Directors. Our Nominating & Corporate Governance Committee will then act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by our Board of Directors. Our Board of Directors expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. Our Board of Directors and our Nominating & Corporate Governance Committee may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

Nominees for Election as Directors at the 2023 Annual Meeting

On the recommendation of the Nominating & Corporate Governance Committee, our Board of Directors has nominated the persons named below for election as directors at the Annual Meeting, each to serve for a one-year term expiring at the 2024 Annual Meeting of Stockholders. All of the nominees currently are members of the Board of Directors. Our Board of Directors, upon the recommendation of our Nominating & Corporate Governance Committee, has determined that each of our non-employee directors is independent in accordance with NYSE listing standards and our Board of Directors Governance Guidelines as described below under Corporate Governance — Structure and Role of Our Board — Independent Non-Employee Directors.

Each of the nominees has confirmed that he or she expects to be able to continue to serve as a director until the end of his or her term. If, however, at the time of the Annual Meeting, any of the nominees named below is not available to serve as a director (an event which the Board of Directors does not anticipate), all the proxies granted to vote in favor of such director’s election will be voted for the election of such other person or persons, if any, recommended by the Nominating & Corporate Governance Committee and approved by the Board of Directors. Proxies cannot be voted for a greater number of directors than the ten nominees named in this Proxy Statement. For a discussion of our policy regarding qualification and nomination of director candidates, see Corporate Governance — Structure and Role of Our Board — Nomination of Directors below.

2023 Proxy Statement  INTERCONTINENTAL EXCHANGE  5

CORPORATE GOVERNANCE

Set forth below are the nominees’ names, biographical information, age, summary of qualifications, whether the director is considered independent, the year in which each director joined our Board of Directors and the board committees of the Company on which the director currently serves:

Name	Biographical Information
Hon. Sharon Y. Bowen Age: 66 Independent Director since 2017

Ms. Bowen served as a Commissioner of the United States (the “U.S.”) Commodity Futures Trading Commission (the “CFTC”) from 2014 to 2017. During that time, she was a sponsor of the CFTC Market Risk Advisory Committee. Ms. Bowen was previously confirmed by the U.S. Senate and appointed by President Barack Obama on February 12, 2010 to serve as Vice Chair of the Securities Investor Protection Corporation (the “SIPC”). She assumed the role of Acting Chair of SIPC in March 2012. Prior to her appointment to the CFTC, she was a partner in the New York office of Latham & Watkins LLP. She joined Latham & Watkins LLP as a senior corporate associate in the summer of 1988 and became a partner in January 1991 and continued at Latham & Watkins LLP until 2014. She serves as the Chair of the Board of Directors of the New York Stock Exchange (“NYSE”), our subsidiary. Ms. Bowen also serves on the subsidiary boards of certain NYSE U.S. regulated exchanges and serves as co-chair of the NYSE Board Advisory Council. In addition, she has served on the Board of Directors of Neuberger Berman Group LLC since 2019 and on the Board of Directors of Akamai Technologies, Inc. since 2021. Ms. Bowen earned a Bachelor of Arts degree in Economics from the University of Virginia, a Master of Business Administration from the Kellogg School of Management at Northwestern University and a Juris Doctor from the Northwestern Pritzker School of Law.

Qualifications

In light of Ms. Bowen’s regulatory experience from working at the CFTC and SIPC, as well as her legal background and work in the securities industry, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Bowen should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Risk Committee

Shantella E. Cooper Age: 55 Independent Director since 2020

Ms. Cooper is the Founder and Chief Executive Officer of Journey Forward Strategies, LLC, a solutions-focused consulting firm that specializes in leadership development and organization effectiveness. She served as the Executive Director of Atlanta Committee for Progress (“ACP”), a coalition of leading CEOs focused on critical economic development issues for the City of Atlanta from 2019 to March 2022. This unique public-private partnership is focused on priorities for the City of Atlanta in collaboration with the Mayor of Atlanta. Prior to joining ACP in 2019, Ms. Cooper served as Chief Transformation Officer of WestRock Company, a paper and packaging solutions company, from 2016 to 2018. From 2011 to 2016, Ms. Cooper served as Vice President and General Manager of Lockheed Martin Aeronautics Company, an aerospace and defense contractor. During her time at Lockheed Martin, Ms. Cooper served as Vice President of Human Resources as well as Vice President of Business Ethics for the Aeronautics Division. Ms. Cooper has served on the Board of Directors of SouthState Corporation since 2022 and the Board of Directors of Veritiv Corporation since 2020. Prior to the merger with SouthState Corporation, she served on the Board of Directors of Atlantic Capital Bancshares, Inc. from 2019 to 2022. In addition, she serves on the Board of Directors of Georgia Power Company, a subsidiary of Southern Company. Ms. Cooper earned Bachelor of Arts degrees in Biology and Religion from Emory University, a Master of Business Administration from Emory University’s Goizueta Business School and an Executive Masters in Global Human Resource Leadership from Rutgers University.

Qualifications

In light of Ms. Cooper’s business operations, human resources, transformation experience, and her service on the boards of other public companies, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Cooper should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Risk Committee (Chair) and Compensation Committee

6  INTERCONTINENTAL EXCHANGE  2023 Proxy Statement

CORPORATE GOVERNANCE

Name	Biographical Information
Duriya M. Farooqui Age: 46 Independent Director since 2017

Ms. Farooqui is an executive coach and mentor with The ExCo Group, focused on helping Fortune 500 companies develop high performing leadership teams. She was President of Supply Chain Innovation at Georgia-Pacific from 2019 to 2020. Ms. Farooqui previously served as the Executive Director of Atlanta Committee for Progress, a coalition of leading CEOs focused on critical economic development issues for the City of Atlanta in partnership with the Mayor, a role she held from 2016 to 2018. Ms. Farooqui was a principal at Bain & Company from 2014 to 2016. She served the City of Atlanta through several leadership positions from 2007 to 2013, including Director, Deputy Chief Operating Officer and finally as Chief Operating Officer from 2011 to 2013. As Chief Operating Officer of the City of Atlanta, she led all operating departments of the city including public safety agencies and Hartsfield-Jackson Atlanta International Airport. At the start of her career, she worked with the Center for International Development at Harvard University, The World Bank, and the Center for Global Development. Ms. Farooqui has served on the Board of Directors of InterContinental Hotels Group PLC (IHG) since 2020. She served on the Board of Directors of Tribe Capital Growth Corp I from 2021 to 2022. Ms. Farooqui serves on the subsidiary boards of certain NYSE U.S. regulated exchanges and ICE NGX, all of which are our subsidiaries. In addition, she co-chairs the NYSE Board Advisory Council. Ms. Farooqui holds a Bachelor of Arts degree in Economics and Mathematics from Hampshire College and a Master of Public Administration in International Development from the Kennedy School of Government at Harvard University.

Qualifications

In light of Ms. Farooqui’s experience in public service, international policy and economic development, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Farooqui should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Audit Committee

The Right Hon. the Lord Hague of Richmond Age: 62 Independent Director since 2015

Lord Hague is the Chair of The Royal Foundation of the Prince and Princess of Wales, Chair of the United for Wildlife Taskforce, and Chair of the International Advisory Board at the law firm Linklaters. Lord Hague currently serves as Chair of the Board of Directors of ICE Futures Europe, our subsidiary. He has previously served as an advisor to the JCB Group and Terra Firma Capital Partners. Mr. Hague was a member of the House of Parliament of the United Kingdom (“U.K.”) from 1989 to 2015, serving in various capacities, including Parliamentary Private Secretary to the Chancellor of the Exchequer, Parliamentary Under-Secretary of State at the Department of Social Security, Minister of State, Secretary of State for Wales, Foreign Secretary, First Secretary of State and most recently, Leader of the House of Commons. He is a member of the House of Lords. Prior to joining Parliament, Mr. Hague was a management consultant at McKinsey & Co Inc. and worked for Shell (UK) Limited. Lord Hague frequently carries out speaking engagements on regulatory and political matters. Mr. Hague holds a First-Class Honours degree in Philosophy, Politics, and Economics from Oxford University and a Master of Business Administration with distinction from the Institut Européen d’Administration des Affaires (or INSEAD).

Qualifications

In light of Lord Hague’s extensive governmental and political experience in the U.K., his service on the ICE Futures Europe board and the knowledge and experience he provides, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Lord Hague should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Nominating & Corporate Governance Committee and Compensation Committee

2023 Proxy Statement  INTERCONTINENTAL EXCHANGE  7

CORPORATE GOVERNANCE

Name	Biographical Information
Mark F. Mulhern Age: 63 Independent Director since 2020

Mr. Mulhern served as the Executive Vice President and Chief Financial Officer of Highwoods Properties, Inc. (“Highwoods”), a publicly-traded real estate investment trust, until his retirement in January 2022. Prior to joining Highwoods in 2014, Mr. Mulhern served as Executive Vice President and Chief Financial Officer of Exco Resources, Inc. (“Exco”). Prior to Exco, he served as Senior Vice President and Chief Financial Officer of Progress Energy, Inc. from 2008 until its merger with Duke Energy Corporation in 2012. Mr. Mulhern joined Progress Energy in 1996 as Vice President and Controller and served in a number of leadership roles. He started his accounting and finance career at Price Waterhouse, now known as PricewaterhouseCoopers. Mr. Mulhern serves on the Board of Directors of ICE Mortgage Technology, Inc., our subsidiary. Mr. Mulhern previously served on the Board of Directors of Highwoods from 2012 to 2014 and the Board of Directors of Exco from 2010 to 2013. Mr. Mulhern currently serves on the Board of Directors of Barings BDC, Inc. and serves as an independent trustee of the Board of Trustees of Barings Global Short Duration High Yield Fund. He also serves on the Board of Directors of Barings Private Credit Corporation and Barings Capital Investment Corporation, each a business development company. Mr. Mulhern earned a Bachelor of Business Administration in Accounting from St. Bonaventure University and is a Certified Public Accountant.

Qualifications

In light of Mr. Mulhern’s financial leadership experience, knowledge of energy company operations, real estate background and his service as a director for other public companies, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Mr. Mulhern should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Compensation Committee (Chair) and Audit Committee

Thomas E. Noonan Age: 62 Independent Director since 2016 and Lead Independent Director

Mr. Noonan is a founding partner of TechOperators, LLC, and Chair of TEN Holdings, LLC. Most recently, he was the General Manager of the Energy Management business of Cisco from 2013 to 2016 following the acquisition of JouleX in 2013, where he was co-founder and CEO. Mr. Noonan founded Actuation Electronics in 1985 and Leapfrog Technologies in 1987 as well as co-founded Endgame Security in 2008, a leading provider of software solutions to the U.S. intelligence community and Department of Defense. Mr. Noonan co-founded Internet Security Systems in 1994, where he served as Chair, President and Chief Executive Officer prior to its acquisition by IBM in 2006. In 2002, President George W. Bush appointed Mr. Noonan to serve on the National Infrastructure Advisory Council, a White House homeland defense initiative that protects information systems critical to the nation’s infrastructure, where he served through 2020. Mr. Noonan has served on the Board of Directors of Manhattan Associates since 1999. Mr. Noonan earned a Bachelor of Science degree in Mechanical Engineering from the Georgia Institute of Technology and a CSS in Business Administration and Management from Harvard University.

Qualifications

In light of Mr. Noonan’s cybersecurity expertise, successful entrepreneurial background and his business acumen, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Mr. Noonan should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Nominating & Corporate Governance Committee (Chair) and Risk Committee

8  INTERCONTINENTAL EXCHANGE  2023 Proxy Statement

CORPORATE GOVERNANCE

Name	Biographical Information
Caroline L. Silver Age: 60 Independent Director since 2020

Ms. Silver served as Managing Director and Partner at Moelis & Company (“Moelis”), an independent advisory firm, from 2009 until January 2020. She currently serves as an advisory partner at Moelis. Before joining Moelis, Ms. Silver served as Vice Chair of Investment Banking at Merrill Lynch (now Bank of America Merrill Lynch) from 2008 to 2009. Prior to that, Ms. Silver spent 14 years at Morgan Stanley, leading the European financial services investment banking business and was Vice Chair when she departed in 2008. She started her banking career in the City of London in 1987, working for British merchant bank Morgan Grenfell. Ms. Silver currently serves as the Chair of the Board of Directors of ICE Clear Europe Limited, one of our subsidiaries. Since 2017, Ms. Silver has served as Chair of the Board of Directors of PZ Cussons PLC (“PZ Cussons”) and will end her service as Chair and a member of its Board of Directors, effective March 31, 2023. Ms. Silver will join the Board of Directors of Barratt Developments PLC (“Barratt”) on June 1, 2023 and will subsequently become Chair of Barratt on September 6, 2023. In addition, she has served on the Board of Directors of BUPA since 2017 and the Board of Directors of Tesco PLC since 2022. Previously, Ms. Silver served on the Board of Directors of Meggitt PLC from 2019 to 2022. Ms. Silver also served as a Trustee of The Victoria and Albert Museum where she was appointed by the U.K. Prime Minister from 2014 to 2022 and currently serves on the V&A Foundation. Ms. Silver earned a Bachelor of Arts degree in English Language and Literature from Durham University in the U.K. She is a qualified Chartered Accountant.

Qualifications

In light of Ms. Silver’s international investment banking and mergers and acquisitions experience and her business acumen, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Silver should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Risk Committee

Jeffrey C. Sprecher Age: 68 Non-Independent Director since 2000

Mr. Sprecher has been a director and our Chief Executive Officer since our inception and has served as Chair of our Board of Directors since November 2002. As our Chief Executive Officer, he is responsible for our strategic direction and operational and financial performance. Mr. Sprecher acquired CPEX, our predecessor company, in 1997. Prior to acquiring CPEX, Mr. Sprecher held a number of positions, including President, over a fourteen-year period with Western Power Group, Inc., a developer, owner and operator of large central-station power plants. While with Western Power, he was responsible for a number of significant financings. Mr. Sprecher holds a Bachelor of Science degree in Chemical Engineering from the University of Wisconsin and a Master of Business Administration from Pepperdine University.

Qualifications

In light of Mr. Sprecher’s in-depth knowledge of global markets, his guidance of ICE as Chief Executive Officer since he founded the Company, and his successful execution of key strategic initiatives to grow the Company, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Mr. Sprecher should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): None

2023 Proxy Statement  INTERCONTINENTAL EXCHANGE  9

CORPORATE GOVERNANCE

Name	Biographical Information
Judith A. Sprieser Age: 69 Independent Director since 2004

Ms. Sprieser was the Chief Executive Officer of Transora, Inc., a technology software and services company until March 2005. Prior to founding Transora in 2000, she was Executive Vice President of Sara Lee Corporation, having previously served as Sara Lee’s Chief Financial Officer. Ms. Sprieser also serves on the Boards of Managers of ICE Clear Credit and ICE Mortgage Services, the governing Board of MERSCORP Holdings, Inc., all of which are our subsidiaries. Ms. Sprieser has been a member of the Boards of Directors of Allstate Insurance Company since 1999 and Newell Brands Inc. since 2018. Previously, she served on the boards of Reckitt Benckiser plc from 2003-2018, Royal Ahold N.V. from 2006 to 2015, and Experian plc from 2010 to 2016. She has a Bachelor of Arts degree from Northwestern University and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

Qualifications

In light of Ms. Sprieser’s financial expertise and her business acumen, her service as a director for other public companies, and the knowledge and experience she has gained and contributions she has made during her tenure as a director of ICE, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Sprieser should be re-elected to our Board.

Intercontinental Exchange Board Committee(s): Audit Committee (Chair) and Nominating & Corporate Governance Committee

Martha A. Tirinnanzi Age: 62 Independent Director since 2022

Ms. Tirinnanzi has served as the Founder and President of Financial Standards, Inc., a Washington DC-based consultancy since 2013. She has served in a number of leadership roles in her career, including Senior Vice President, Financial Markets Policy and Executive Education in Derivatives of Tera Exchange from 2011 to 2013, Chair of the Clearinghouse Working Group, GSE Supervision & Regulation for the U.S. Federal Housing Finance Agency from 2009 to 2011, Chief Operating Officer of MFX Currency Risk Solutions from 2008 to 2009, Energy Derivatives Group Leader for WGL Holdings from 2007 to 2008, SVP of REIT Equity Research at RBC Capital Markets, formerly Ferris Baker Watts, from 2003 to 2006 and Senior Vice President and founder of the hedge advisory practice at Chatham Financial from 1999 to 2002. Ms. Tirinnanzi serves on the Board of Managers of ICE Mortgage Services, the governing board of MERSCORP Holdings, Inc., and the Board of Directors of ICE Mortgage Technology, Inc., all of which are our subsidiaries. Since 2012, Ms. Tirinnanzi has been a member of the Board of Directors of Community Development Trust, a residential housing REIT and CDFI, and served as Chair of the Audit Committee of the Board of Directors of Community Development Trust from 2013 to 2019. She has a Bachelor of Arts degree in Liberal Arts from Notre Dame University of Maryland and a Master of Science in Business Administration from Johns Hopkins University.

Qualifications

In light of Ms. Tirinnanzi’s knowledge of derivatives markets and related businesses and audit, risk, and governance expertise across financial and mortgage industries, as well as her board service for our subsidiaries, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Tirinnanzi should be re-elected to our Board.

Intercontinental Exchange Board Committee(s):Audit Committee

Based on the foregoing qualifications, our Nominating & Corporate Governance Committee believes that the director nominees, individually and collectively, have the skills and experience to effectively oversee and guide our business. Each nominee has the integrity, business judgment, collegiality and commitment that are among the essential characteristics for membership on our Board of Directors. They also bring highly developed skills in, among other areas, finance, investing, mergers and acquisitions, accounting, financial market regulation, mortgage, public policy, risk, cybersecurity, business operations, organizational and human capital management and leadership. In addition, members of our Board have had a great diversity of experiences and bring to our Board a wide variety of views that strengthen their ability to guide ICE. They have had extensive involvement in international business and deep professional experience across a broad range of industries and global markets. Most have relevant direct experience in the oversight of public companies through their service on our Board and those of other public companies, as well as their current and past senior executive positions.

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE TO THE BOARD OF DIRECTORS.

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STRUCTURE AND ROLE OF OUR BOARD

Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through meetings of the full Board of Directors and through meetings of the committees of the Board of Directors, consisting of an Audit Committee, a Compensation Committee, a Nominating & Corporate Governance Committee and a Risk Committee. The current members of the committees are identified in the table below.

Director	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Risk Committee
Hon. Sharon Y. Bowen				X
Shantella E. Cooper		X		X(Chair)
Duriya M. Farooqui	X
Lord Hague of Richmond		X	X
Mark F. Mulhern	X	X(Chair)
Thomas E. Noonan			X(Chair)	X
Caroline L. Silver				X
Jeffrey C. Sprecher
Judith A. Sprieser	X(Chair)		X
Martha A. Tirinnanzi	X

In 2022, our Board of Directors held seven meetings, the Audit Committee held six meetings, the Compensation Committee held five meetings, the Nominating & Corporate Governance Committee held four meetings and the Risk Committee held four meetings. In addition, our non-management directors met periodically in executive session without management participation, as required by NYSE listing standards. Mr. Noonan, the non-management lead independent director, presided at these executive sessions.

As a matter of Board policy, it is expected that each director will be available to attend substantially all of the meetings of the Board of Directors and any committees on which the director serves. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of which he or she is a member held during the portion of the last fiscal year during which he or she was a director or committee member. As a matter of policy, it is expected that each director standing for re-election and any new director nominees will attend the Annual Meetings of Stockholders. All ten directors standing for re-election at last year’s annual meeting attended the virtual Annual Meeting in May 2022.

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STRUCTURE AND ROLE OF OUR BOARD

AUDIT COMMITTEE Members: Judith A. Sprieser* (Chair) Duriya M. Farooqui Mark F. Mulhern* Martha A. Tirinnanzi* * Audit Committee Financial Experts

The Audit Committee is comprised solely of directors who meet the independence requirements of the NYSE and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are financially literate, as required by NYSE rules. At least one member of the Audit Committee qualifies as an audit committee financial expert, as defined by the rules and regulations of the SEC. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

•   the quality and integrity of our financial statements;

•   our compliance with legal and regulatory requirements;

•   our system of internal controls regarding finance, accounting and legal compliance;

•   the independence, qualification and performance of our independent auditors;

•   the performance of our internal audit function; and

•   our auditing, accounting and financial reporting processes.

The Audit Committee is governed by a written Audit Committee Charter, which has been approved by our Board of Directors. The charter is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Charter of the Audit Committee.” We will also provide a printed copy of the charter to stockholders upon request.

COMPENSATION COMMITTEE Members: Mark F. Mulhern (Chair) Shantella E. Cooper Lord Hague

The Compensation Committee is comprised solely of directors who meet NYSE independence requirements, the requirements for a “Non-employee Director” under the Exchange Act and the requirements for an “outside director” under Section 162(m) of the Code. The Compensation Committee:

•   reviews and approves corporate goals and objectives relevant to the compensation of our executive officers, including our Chief Executive Officer;

•   evaluates our Chief Executive Officer’s performance and sets his compensation based on this evaluation;

•   approves, in consultation with our Chief Executive Officer, the compensation of our officers who are appointed by the Board of Directors;

•   reviews and approves option grants, bonus payments and stock awards to our officers;

•   exercises general oversight of our benefit plans and evaluates any proposed new retirement or benefit plans;

•   receives regular updates from management on pay parity and progress towards increasing diversity; and

•   reviews and approves severance or similar termination payments to former officers.

The Compensation Committee is governed by a written Compensation Committee Charter approved by our Board of Directors. The charter is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Charter of the Compensation Committee.” We will also provide a printed copy of the charter to stockholders upon request.

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NOMINATING & CORPORATE GOVERNANCE COMMITTEE Members: Thomas E. Noonan (Chair) Lord Hague Judith A. Sprieser

The Nominating & Corporate Governance Committee is comprised solely of directors who meet NYSE independence requirements. The Nominating & Corporate Governance Committee assists the Board of Directors in:

•   identifying and attracting highly qualified individuals to serve as directors and establishing criteria for selecting new board members;

•   evaluating and recommending director nominees for the next annual meeting of stockholders;

•   developing and maintaining a set of corporate governance guidelines;

•   reviewing and approving any related-party transactions and potential conflicts of interest with respect to corporate opportunities;

•   oversight of environmental, social and governance, or ESG, initiatives;

•   devising a code of business conduct and ethics for directors, officers and employees;

•   oversight of political contributions policies and political expenditures; and

•   monitoring the Board of Directors’ independence.

The Nominating & Corporate Governance Committee is governed by a written Nominating & Corporate Governance Committee Charter approved by our Board of Directors. The charter is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Charter of the Nominating and Governance Committee.” We will also provide a printed copy of the charter to stockholders upon request.

RISK COMMITTEE Members: Shantella E. Cooper (Chair) Sharon Y. Bowen Thomas E. Noonan Caroline L. Silver

The Risk Committee is comprised solely of directors who meet NYSE independence requirements. The Risk Committee assists the Board of Directors in fulfilling its oversight of management’s responsibility for ICE’s risk structure and governance in:

•   identifying risks inherent in ICE’s business;

•   developing processes, guidelines, policies and reports for assessing and monitoring risks;

•   overseeing management’s identification and mitigation of cybersecurity and data privacy risk; and

•   organizing and performing ICE’s enterprise risk management function.

The Risk Committee is governed by a written Risk Committee Charter approved by our Board of Directors. The charter is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Charter of the Risk Committee.” We will also provide a printed copy of the charter to stockholders upon request.

Independent Non-Employee Directors

The Intercontinental Exchange, Inc. Board of Directors Governance Guidelines (the “Governance Guidelines”) were adopted by our Board of Directors. Our Bylaws and Governance Guidelines, which are described below, provide that a majority of our directors must be “independent directors” and specify independence standards consistent with NYSE listing standards. Assuming the election of the nominees to the Board of Directors, all of our directors holding office, with the exception of Mr. Sprecher, will be independent directors. Our Board of Directors, upon the recommendation of the Nominating & Corporate Governance Committee, has determined that each non-management director and nominee is independent in accordance with NYSE listing standards, our Bylaws, our Independence Policy of the Board of Directors of Intercontinental Exchange, Inc. (the “Independence Policy”) and our Governance Guidelines, and does not have any relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director.

In making their independence determinations, our Board of Directors and the Nominating & Corporate Governance Committee considered transactions, if any, between each non-employee director and ICE and determined that there are no transactions that give rise to any independence issues.

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STRUCTURE AND ROLE OF OUR BOARD

Requirements for Directors

Our Certificate of Incorporation provides that no person who is subject to any statutory disqualification (as defined in Section 3(a)(39) of the Exchange Act) may be permitted to serve as a director on our Board of Directors.

Board Evaluations and Succession Planning

Each year, the members of the Board of Directors and each Board committee conduct a confidential oral assessment of their performance with a member of our legal department. As part of the evaluation process, the Board reviews its overall composition, including director tenure, board leadership structure, diversity and individual skill sets, to ensure it serves the best interests of stockholders and positions the Company for future success. The results of the oral assessments are then summarized and communicated back to the appropriate chairs and our lead independent director. After the evaluations, the Board, committees and management work to improve upon any issues or focus points disclosed during the evaluation process. We believe that conducting these evaluations through a discussion with our Board members leads to more meaningful results that are more likely to result in changes when compared to conducting evaluations through a written process or completion of a questionnaire. As part of the evaluation process, each committee reviews its charter annually.

Our Board is committed to effective board succession planning and refreshment, including having honest and difficult conversations with individual directors as may be deemed necessary. We may have these conversations in connection with ongoing Board self-evaluations, Board refreshment processes, and Nominating & Corporate Governance Committee and Board consideration of the annual slate of Board nominees. As a result of these different processes in the past, directors have decided (for personal or professional reasons) or have been asked (for reasons related to their ongoing contributions to the Board and Company) not to stand for re-election at the next annual meeting of stockholders. It is expected that such refreshment practices will continue in the future.

Nomination of Directors

Our Board of Directors is responsible for approving candidates for board membership and has delegated the screening and recruitment process to the Nominating & Corporate Governance Committee. In furtherance of this process, our Nominating & Corporate Governance Committee and Board of Directors have adopted the Independence Policy and the Nominating & Corporate Governance Committee Charter. The Independence Policy and the Nominating & Corporate Governance Committee Charter do not set specific, minimum qualifications that nominees must meet, but rather specify that each nominee should be evaluated on his or her individual merit taking into account the factors described below.

The Nominating & Corporate Governance Committee seeks to create a Board of Directors that consists of a diverse group of qualified individuals that function effectively as a group. Qualified candidates for director are those who, in the judgment of the Nominating & Corporate Governance Committee, possess strong personal attributes and relevant business experience to assure effective service on our Board of Directors. Personal attributes considered by the Nominating & Corporate Governance Committee when evaluating a board candidate include leadership, integrity, ethics, contributing nature, independence, interpersonal skills and effectiveness. Experience and qualifications considered by the Nominating & Corporate Governance Committee when evaluating a board candidate include financial acumen, general business experience, industry knowledge, diversity, special business experience and expertise in an area relevant to ICE and the interplay of the individual’s experience with the experience of other members of the Board of Directors. When the Nominating & Corporate Governance Committee reviews a potential new candidate, the Nominating & Corporate Governance Committee looks specifically at the candidate’s qualifications in light of the needs of our Board of Directors and ICE at that time given the then-current make-up of our Board of Directors. In the past, the Nominating & Corporate Governance Committee has identified the skill sets needed for new board candidates based on, among other things, the skill set of a departing director, an area of expertise identified through our director evaluation process or expertise needed in connection with the Company’s mergers and acquisitions activities.

Diversity is an important factor in our consideration of potential and incumbent directors. Our Nominating & Corporate Governance Committee considers a number of demographics including, but not limited to, race, gender, ethnicity, culture and nationality in seeking to develop a board that, as a whole, reflects diverse viewpoints, backgrounds, skills, experiences and expertise. When the Nominating & Corporate Governance Committee has conducted recent searches for new directors, including through the use of a third-party recruiting firm, it has focused on pools of qualified directors that have also added additional diversity to the ICE Board and subsidiary boards, when the director candidates’ skill sets qualify them to also serve on a subsidiary board of directors. The Nominating & Corporate Governance Committee considers the same factors in determining whether to re-nominate an incumbent director. Diversity is also considered as part of the annual Board evaluation.

We believe that ICE benefits from having directors with diverse viewpoints, backgrounds, experiences, skill sets and other demographics. As noted above, one of the factors that the Nominating & Corporate Governance Committee considers in identifying and evaluating a potential nominee is the extent to which the nominee would add to the diversity of our Board, and the Nominating & Corporate Governance

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Committee assesses the composition of our Board and how a nominee would enhance that diversity. The Nominating & Corporate Governance Committee uses a variety of methods to identify and evaluate nominees for director. The Nominating & Corporate Governance Committee periodically assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected. In the event that vacancies are anticipated or otherwise arise, the Nominating & Corporate Governance Committee will seek to identify director candidates, subject to the restrictions described below, based on input provided by a number of sources, including: (i) Nominating & Corporate Governance Committee members; (ii) other directors; (iii) management; and (iv) our stockholders. The Nominating & Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates and used a search firm in the past to assist in the Board’s desire to increase diversity on the Board of Directors.

Once director candidates have been identified, the Nominating & Corporate Governance Committee will evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating & Corporate Governance Committee deems necessary or appropriate, including those set forth above. Qualified prospective candidates will be interviewed by our Chair and Chief Executive Officer and at least one member of the Nominating & Corporate Governance Committee (typically all members of the Nominating & Corporate Governance Committee interview a prospective candidate before the candidate is added to the Board). The full Board of Directors will be kept informed of the candidate’s progress. Using input from such interviews and other information obtained by it, the Nominating & Corporate Governance Committee will evaluate whether a prospective candidate is qualified to serve as a director and, if so qualified, will seek the approval of the full Board of Directors for the nomination of the candidate or the election of such candidate to fill a vacancy on the Board of Directors.

Existing directors who are being considered for re-nomination will be re-evaluated by the Nominating & Corporate Governance Committee based on each director’s satisfaction of the qualifications described above and his or her prior performance as a director. All candidates submitted by stockholders will be evaluated in the same manner as candidates recommended from other sources, provided that the procedures set forth below under Corporate Governance — Structure and Role of Our Board — Stockholder Recommendations for Director Candidates have been followed.

Additionally, our Board of Directors shall nominate for election or re-election as directors only candidates who agree to tender, promptly following the annual meeting at which they are elected or re-elected as a director, irrevocable resignations that will be effective upon (i) the failure to receive the required vote at the next annual meeting at which they stand for re-election, and (ii) acceptance by our Board of Directors of such resignation. Our Board of Directors shall fill director vacancies and newly created directorships only with candidates who agree to tender promptly following their appointment to the Board of Directors the same form of resignation tendered by other directors in accordance with the Governance Guidelines promulgated by our Board of Directors.

All of the current nominees for directors recommended for election by the stockholders at the 2023 Annual Meeting are current members of the Board of Directors. Based on the Nominating & Corporate Governance Committee’s evaluation of each nominee’s satisfaction of the qualifications described above and their past performance as directors, the Nominating & Corporate Governance Committee has decided to recommend the nominees for re-election and the Board of Directors has approved such recommendation. For the reasons specified in the profile of each director identified above under Corporate Governance — Proposal 1 — Election of Directors — Nominees for Election as Directors at the 2023 Annual Meeting, our Board has concluded that each director nominee should be re-elected to our Board of Directors. The Nominating & Corporate Governance Committee has not received any nominations from stockholders for the 2023 Annual Meeting.

Board Leadership Structure

Our Governance Guidelines provide for (i) the role of the Chair of the Board and Chief Executive Officer to be combined, (ii) a lead independent director, and (iii) strong active independent directors. Under our Bylaws and Governance Guidelines, the Chair of the Board, or our lead independent director if the Chair is unavailable, presides over meetings of the Board of Directors, presides over meetings of stockholders, consults and advises the Board of Directors and its committees on our business and affairs, and performs such other duties as may be assigned by the Board. The Chair of the Board, in consultation with the lead independent director, establishes the agenda for Board of Directors meetings and facilitates constructive and useful communication between management and the Board of Directors. Under our Bylaws and Governance Guidelines, the lead independent director presides over meetings of the Board of Directors at which the Chair is not present, including executive sessions of the non-management directors. The lead independent director, in consultation with the Chair and other Company representatives, reviews and establishes an agenda for Board of Directors meetings and, in consultation with the Chair, facilitates and encourages constructive and useful communication between management and the Board of Directors. We provide agendas to our lead independent director in advance of meetings and solicit input from the lead independent director regarding topics of discussion and agenda items. In March 2022, our independent directors elected Mr. Noonan to serve as the lead independent director effective from May 12, 2022. The position was previously held by Frederic V. Salerno, who had held the position from 2008 to May 2022. The lead independent director presides at all executive sessions of the non-management directors.

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STRUCTURE AND ROLE OF OUR BOARD

Our Chief Executive Officer is in charge of our business affairs, subject to the overall direction and supervision of the Board of Directors and its committees and subject to such powers as reserved by the Board of Directors. Mr. Sprecher serves as both Chair of the Board and Chief Executive Officer, and he is the only member of our management team that serves on the Board of Directors. Our Board of Directors believes that this leadership structure — a combined Chair of the Board and Chief Executive Officer, a lead independent director, active and strong non-employee directors, and committees led and comprised of independent directors — is the most effective structure for us.

Our Board of Directors believes that the Chief Executive Officer is in the best position to most effectively serve as the Chair of the Board for many reasons as he is closest to many facets of our business, including his frequent contact with our customers, regulators and stockholders. In addition, his direct involvement in the strategic and day-to-day management of our business ensures timely communication with the Board of Directors on critical business matters, which is important given the complexity and global nature of our business. Further, much of our business is conducted through our operating subsidiaries, which are overseen by their own boards of directors on which Mr. Sprecher or another senior officer serves. Serving in multiple roles allows Mr. Sprecher to be a primary point of contact for these boards of directors and facilitates effective communication regarding our strategic goals, key issues and topics of importance. The Board of Directors believes this structure has functioned well, produced strong financial and operating results, and effectively balances a highly capable management team with appropriate safeguards and oversight by non-employee directors.

Board Oversight of Strategy

Our Board of Directors is responsible for overseeing the Company’s strategy, and the Board of Directors has in-depth experience in the area of strategy development and insights into the most important issues facing the Company. Overseeing the strategic course of the Company involves a high level of constructive engagement between management and the Board of Directors. Our entire Board of Directors regularly discusses the key priorities of the Company, taking into consideration and adjusting the Company’s long-term strategy with global economic, geopolitical and financial market trends, as well as changes in legislation and regulatory initiatives. Throughout the year and at almost every meeting of the Board of Directors, the Board receives information and updates from management and actively engages with senior leaders with respect to the Company’s strategy, including the strategic plans for its products and services, and the competitive environment in our industry. ICE’s independent directors also hold executive sessions without Company management present, at which strategic decisions and directions are discussed.

Board Oversight of Risk

Our Board of Directors is responsible for overseeing ICE’s risk management process, which includes management of general risks as well as particular risks, such as those relating to cybersecurity, facing our business. The Board of Directors addresses risk management at both the full Board and committee levels. With the assistance of our Audit and Risk Committees, the Board oversees that our assets are properly safeguarded, appropriate financial and other controls are maintained, and our business is conducted prudently and in compliance with applicable laws and regulations and our corporate governance guidelines. The Risk Committee receives presentations on at least a quarterly basis from senior members of the enterprise risk management team and members of senior management on the Company’s operational, business and cybersecurity risks, including the Chief Information Security Officer, and the Chair of the Risk Committee provides reports to the full Board of Directors following such presentations. In this regard, our Board of Directors seeks to understand and oversee critical business risks and does not view the risks facing our business in isolation. While risks are considered in business decision-making and as part of our overall business strategy, the Board of Directors recognizes that it is neither possible nor prudent to eliminate all business risk. Our Board of Directors believes that purposeful and appropriate risk-taking is essential for our business to be competitive on a global basis, to continue to grow and diversify, and to achieve our overall business objectives.

While the Board of Directors oversees ICE’s risk management practices and the performance of the enterprise risk management function, our management team is charged with managing risks. We have adopted internal processes and controls, and have governance committees in place, to identify and manage operational and financial risks, including cybersecurity risks. The Board of Directors, the Audit Committee and the Risk Committee monitor and evaluate the effectiveness of our internal controls and risk management program. Management communicates routinely with the Audit Committee and the Risk Committee on the risks identified and how they are being managed.

Directors may, and often do, communicate directly with senior management on any areas of our business for which they would like additional information.

Our ESG Strategy and Board Oversight of ESG

Our ESG strategy is guided by an ESG Governance Committee made up of senior officials from across the company including the President, Chief Financial Officer, Corporate Risk Officer, Human Resources Officer, Chief Regulatory Officer, General Counsel and Presidents of certain of our businesses. This committee meets quarterly and communicates frequently between meetings to assess our ESG risks and opportunities across the Company. Our ESG efforts are coordinated by our Vice President of Sustainability.

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At the Board level, our directors are focused on ESG risks and opportunities at both the full board and on multiple committees. At the committee level, ESG falls under the mandate of the Nominating & Corporate Governance Committee, which is charged with reviewing and assessing the Company’s environmental, social and governance initiatives and making recommendations to the Company to further its ESG goals. The Nominating & Corporate Governance Committee reviews ESG matters at two or more meetings each year. In addition to the mandate of the Nominating & Corporate Governance Committee, certain ESG items are a focus for other committees including climate change at the Risk Committee and human capital management, including diversity and pay parity, at the Compensation Committee. For information on our ESG approach, ESG reporting standards and environmental metrics, see the ESG at ICE section of our website located at www.ice.com/about/corporate-responsibility. The information posted on or accessible through our website is not incorporated into this Proxy Statement.

Board Oversight of Human Capital Management

The Compensation Committee is responsible for reviewing and monitoring all matters related to human capital management, including talent acquisition and retention, pay parity and diversity. At ICE, our success is driven by highly capable and engaged teams living in healthy and thriving communities. We strive to create an environment that supports employee success and a culture where everyone has a voice in driving innovation. For information on our workforce, diversity and inclusion efforts, career development opportunities and corporate citizenship initiatives, see our latest Sustainability Report located at www.ice.com/about/corporate-responsibility-report. Our latest Sustainability Report also provides detailed reporting on the demographic make-up of our workforce located in the U.S. and U.K. and includes a link to our publicly available EEO-1 statement. The information posted on or accessible through our website, including the Sustainability Report, is not incorporated into this Proxy Statement.

The Compensation Committee is also responsible for oversight of the following diversity targets that were set by the Company in 2022:

•	Doubling representation of under-represented minorities[4] in our U.S. officer population from 6% to 12% by 2027.

•	Increasing representation of female officers globally from 23% to 30% by 2027.

•	As we work toward these five-year goals, we commit to realizing linear increases.

•	Commitment to including at least two diverse candidates when interviewing for any open officer positions where the Company uses a third-party search firm.

•	Continued focus on increasing diversity throughout all employee ranks as well as in our locations globally.

We plan to publish annual progress on these diversity targets in our annual Sustainability Report each year and review the results with our Compensation Committee.

Board of Directors Governance Guidelines

We have adopted the Governance Guidelines that guide the Board of Directors on matters of corporate governance, including:

•	composition of the Board of Directors;

•	duties and responsibilities of the Board of Directors and the Lead Independent Director;

•	committees of the Board of Directors;

•	leadership, functioning and evaluation of the Board of Directors;

•	director independence, orientation, compensation, education and access to management;

•	access to independent advisors by our Board of Directors;

•	number of public company boards that our directors can serve on; and

•	director compliance with the Global Code of Business Conduct.

[4]

For purposes of the diversity targets, under-represented minorities are defined using the following EEO categories: (i) Black or African American; (ii) Hispanic or Latino; and (iii) American Indian or Alaska Native.

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STRUCTURE AND ROLE OF OUR BOARD

The Governance Guidelines also provide that non-management directors meet in executive sessions without the participation of management at all regularly scheduled meetings of the Board of Directors as deemed necessary and at any other time as necessary to fulfill the Board of Directors’ responsibilities. In addition, the Governance Guidelines also state that if all non-management directors are not independent directors, then the independent directors will meet at least once annually. Our Governance Guidelines require that our directors limit their other directorships of public companies to five. Further, our Governance Guidelines require that employee directors tender their resignation from the Board of Directors coincident with their termination, resignation or retirement as employees.

A copy of the Governance Guidelines is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Board of Directors Corporate Governance Guidelines.” We will provide a printed copy of the Governance Guidelines to stockholders upon request.

Board Education

For new directors, we provide onboarding materials that are helpful in educating the Board member about our business and operations and our policies and charters. We also have one-on-one meetings with the new director and each of our Chief Financial Officer, a member of the legal department and a member of the compliance team to review information in an informal setting where the director can ask questions in a private session. Our new directors typically serve on the Board for a period of time before joining any committees of the Board of Directors.

We also conduct at least one annual continuing education session with our full Board of Directors. In recent years, we have had experts present to our Board of Directors on various topics and trends, including a detailed review of the Company’s Enterprise Risk Management program, a government affairs update on the presidential administration and Congress in the U.S., a detailed review of ICE’s investor relations activities, ICE’s ESG initiatives and ESG ratings, the mergers and acquisitions landscape in our industry and our Major Incident Response Plan. We also conduct internal training for our directors with respect to business lines or products that may be new or different or areas of emphasis within our operations. Finally, we conduct cybersecurity training sessions for our Board members at least annually.

Stockholder Engagement

We value the views of our stockholders and other stakeholders, and the input that we receive from them is an important part of our corporate governance practices. Through such engagement, we seek to ensure that we are responsive to the priorities of our stockholders and other stakeholders. Throughout 2022, our Chief Executive Officer, Chief Financial Officer, President and other members of the management team met with a significant number of our stockholders and other stakeholders to discuss our strategy, financial and operating performance, capital allocation, environmental and social initiatives, human capital management, Company culture, corporate governance and executive compensation practices and to solicit feedback on these and a variety of other topics.

Over the past few years, we have proactively reached out to our largest stockholders to hold governance engagement meetings. In 2022, we reached out to stockholders representing approximately 46% of our outstanding shares and also held meetings with approximately 10 of our largest stockholders to obtain their views on our performance, board composition, board diversity and refreshment, corporate governance practices, executive compensation program, ESG topics, including carbon reduction disclosures, plans and targets, and stockholder proposals. Following these meetings, the Nominating & Corporate Governance Committee and Compensation Committee, as appropriate, were provided with a report on these engagement meetings with our top stockholders and were provided with the opportunity to discuss and ask questions about investor feedback.

Stockholder Recommendations for Director Candidates

The Nominating & Corporate Governance Committee considers nominees recommended by stockholders as candidates for election to the Board of Directors. A stockholder wishing to nominate a candidate for election to the Board of Directors at an annual meeting, other than through proxy access provisions in our Bylaws, is required to give written notice to our Corporate Secretary of his or her intention to make a nomination. Pursuant to our Bylaws, the notice of nomination must be received not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences 30 days before and ends 30 days after such anniversary date, the stockholder notice must be given by the later of the close of business on the date 90 days prior to such annual meeting date or the close of business on the tenth day following the date on which the annual meeting is publicly announced or disclosed. Please see Additional Information — Stockholders’ Proposals for 2024 Annual Meeting below for additional information.

To recommend a nominee, a stockholder should write to the Corporate Secretary, c/o Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328. Any such recommendation must include:

•	a statement in writing setting forth the name of the person or persons to be nominated;

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STRUCTURE AND ROLE OF OUR BOARD

•	the number and class of all shares of each class of our stock owned of record and beneficially by each such person, as reported to such stockholder by such person;

•	the information regarding each such person required by paragraphs (a), I and (f) of Item 401 of Regulation S-K adopted by the SEC, as amended from time to time;

•	each such person’s signed consent to serve as a director if elected;

•

a statement whether such person, if elected, intends to tender promptly following such person’s election or re-election, an irrevocable resignation effective upon their failure to receive the required vote for re-election at the next meeting for their re-election;

•	such stockholder’s name and address;

•	in the case of a nominee holder, evidence establishing such nominee holder’s indirect ownership of stock and entitlement to vote such stock for the election of directors at the annual meeting; and

•

information disclosing all ownership interests in ICE, including derivatives, hedged positions and other economic and voting interests, as specified in items (v) through (xiii) under Additional Information — Stockholders’ Proposals for 2024 Annual Meeting below.

Qualified stockholders can nominate candidates for election to the Board of Directors if such stockholders comply with the requirements contained in our Bylaws within the designated time periods. Under the proxy access provisions of our Bylaws, any stockholder (or group of up to 20 stockholders) owning 3% or more of ICE’s Common Stock continuously for at least three years may nominate up to two individuals or 20% of our Board of Directors, whichever is greater, as director candidates for election to the Board of Directors, and require us to include such nominees in our annual meeting proxy statement if the stockholders and nominees satisfy the requirements contained in our Bylaws. To nominate a nominee pursuant to the Bylaws, a stockholder or group of stockholders must meet the qualifications required by the Bylaws and submit to the Corporate Secretary, c/o Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328:

•	a Schedule 14N (or any successor form) relating to the nominee, completed and filed with the SEC by the nominating stockholder, in accordance with the applicable rules;

•

a written notice in a form deemed satisfactory by the Board of Directors, of the nomination of such nominee that includes additional information, agreements, representations and warranties as outlined in our Bylaws;

•	an executed agreement, in a form deemed satisfactory by the Board of Directors, pursuant to which the nominating stockholder agrees to certain requirements included in our Bylaws; and

•	an executed agreement, in a form deemed satisfactory by the Board of Directors, by the nominee.

Global Code of Business Conduct and Global Personal Trading Policy

We have adopted the Global Code of Business Conduct, which applies to all of our directors, officers and employees. The Global Code of Business Conduct meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K, and applies to our Chief Executive Officer, Chief Financial Officer (who is our Principal Financial Officer) and our Principal Accounting Officer, as well as all other employees, as indicated above. The Global Code of Business Conduct also meets the requirements of a code of conduct under NYSE listing standards. The Global Code of Business Conduct, which includes information regarding our hotline for receiving concerns regarding our financial statements or accounting matters, as well as conflicts of interest and code violations, is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Global Code of Business Conduct.” We also disclose amendments to the Global Code of Business Conduct that are required to be disclosed on our website. We will provide a printed copy of the Global Code of Business Conduct to stockholders upon request.

In addition, we have trading policies that apply to all employees and directors, which prohibit, among other things, entering into hedging transactions relating to our stock. Specifically, employees and directors are prohibited from (i) engaging in short sales and buying or selling puts or calls or any derivative securities of our stock, and (ii) holding our stock in a margin account or pledging our stock as collateral for a loan.

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STRUCTURE AND ROLE OF OUR BOARD

Communications with the Board of Directors

We have established a process for interested parties to communicate with members of the Board of Directors. If you have any concern, question or complaint regarding any accounting, auditing or internal controls matter, or any issues arising under our Global Code of Business Conduct, or other matters that you wish to communicate to our Board of Directors or non-management directors, you may send these matters in writing to:

Corporate Secretary Intercontinental Exchange, Inc. 5660 New Northside Drive Third Floor Atlanta, GA 30328

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party. Communications are distributed to the Board of Directors, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication. Information about our Board of Directors communications policy can be found on our website at www.ir.theice.com under the links “Governance — Governance Overview — Board Communication Policy.”

Political Contributions

Our policies prohibit the use of corporate funds to make contributions to any candidates, political committees or other entities organized primarily for political activities under Section 527 or 501(c)(4) of the Internal Revenue Code, or to any political party that would use the money to support any candidates. Our prohibition on corporate contributions and expenditures extend to the use of Company assets and facilities. Our policies also prohibit direct independent expenditures as defined by the Federal Election Commission (“FEC”). In general, ICE will not offer a candidate the unrestricted use of telephones, office space, staff support, or other Company assets to “facilitate” or support the candidate’s political activities without receiving advance payment from the benefiting campaign. We encourage our employees to participate in the political process as they choose, in the spirit of active citizenship. In doing so, our employees must remain attentive to the rules prohibiting the use of Company resources to support federal candidates and committees. From a governance perspective, our Nominating & Corporate Governance Committee has oversight of our policies on political contributions.

We have a political action committee (the “ICE-PAC”) in the U.S., which is supported entirely by voluntary employee and director contributions. The primary purpose of the ICE-PAC is to complement and support the governmental affairs initiatives of ICE. The goal of the ICE-PAC is to support candidates for office who are supportive of programs and legislation of importance and beneficial to ICE. The ICE-PAC may solicit contributions from executives, directors and employees of ICE and their families. An employee, director or their family member must be a U.S. citizen to contribute to the ICE-PAC. Under federal law, the maximum contribution that an individual may make to the ICE-PAC is $5,000 per year. A statement of organization for the ICE-PAC was filed with the FEC in January 2008 and all expenditures of the PAC are publicly available at www.FEC.gov. funds.

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COMPENSATION MATTERS

PROPOSAL 2 — ADVISORY RESOLUTION TO APPROVE EXECUTIVE

COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act, we are asking stockholders to approve an advisory resolution on ICE’s executive compensation as reported in this Proxy Statement. As this is an advisory vote, the result will not be binding, although our Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation principles and practices.

We urge stockholders to read Compensation Matters — Compensation Discussion & Analysis below, which describes how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative below which provide detailed information on the compensation of our NEOs. Our Board of Directors and our Compensation Committee believe that the policies and procedures articulated in Compensation Matters — Compensation Discussion & Analysis are effective in achieving our goals and that the compensation of our NEOs reported in this Proxy Statement has supported and contributed to ICE’s success.

We are asking stockholders to approve the following advisory resolution at the 2023 Annual Meeting:

RESOLVED, that the holders of Common Stock approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion & Analysis,” the compensation tables and related disclosure.

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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COMPENSATION DISCUSSION & ANALYSIS

INTRODUCTION

In this section, we discuss our executive compensation program as it relates to our NEOs:

Name	Position
Jeffrey C. Sprecher	Chair and Chief Executive Officer
A. Warren Gardiner	Chief Financial Officer
Benjamin R. Jackson	President, Intercontinental Exchange
Lynn C. Martin	President, NYSE Group and Chair, ICE Fixed Income & Data Services
Christopher S. Edmonds	Chief Development Officer

We are a provider of marketplace infrastructure, data services and technology solutions to a broad range of customers including financial institutions, corporations and government entities. These products, which span major asset classes including futures, equities, fixed income and U.S. residential mortgages, provide our customers with access to mission critical workflow tools that are designed to increase asset class transparency and workflow efficiency.

•	In our Exchanges segment, we operate regulated marketplaces for the listing, trading and clearing of a broad array of derivatives contracts and financial securities.

•

In our Fixed Income and Data Services segment, we provide fixed income pricing, reference data, indices and execution services as well as global credit default swap, or CDS, clearing and multi-asset class data delivery solutions.

•

In our Mortgage Technology segment, we provide an end-to-end technology platform that offers customers comprehensive, digital workflow tools that aim to address the inefficiencies that exist in the U.S. residential mortgage market.

Our executive compensation philosophy is to link compensation with individual achievement, the Company’s performance, and stockholder value creation. This philosophy manifests itself in the following four primary objectives:

•	attract, retain and reward executive officers capable of achieving our business objectives;

•	offer competitive compensation opportunities that reward individual contribution and Company performance;

•	align the interests of executive officers and stockholders over the long-term; and

•	provide total compensation that is commensurate with the performance achieved and value created for stockholders.

Our executive compensation program offers three distinct direct compensation elements that are consistent with the objectives outlined above:

•

Base salary: A cash base salary enables us to recruit and retain qualified executives by providing regular, stable compensation for their service during the year. We offer base salaries that are competitive with our peers and commensurate with the industry, the experience of the executive and the scope of the role.

•

Annual bonus: Our cash bonus plan is designed to reward the achievement of our annual performance targets, which align with our strategic business priorities. These targets are based primarily on objective and quantitative components, but also include qualitative components for measuring both corporate and individual achievement relative to pre-established objectives.

•

Equity compensation: We use multiple equity vehicles, including stock options and PSUs for our officers, to deliver long-term incentive compensation in a manner that aligns employee interests with the interests of our stockholders, and serves as a retention tool through multi-year vesting schedules.

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COMPENSATION DISCUSSION & ANALYSIS

Financial Performance Highlights

ICE continued to deliver strong annual operating results as evidenced by the following 2022 performance highlights:

•	Seventeenth consecutive year of record revenues, including record financial results each year as a public company;

•	2022 net revenues[1] of $7.3 billion; 2022 GAAP diluted earnings per share (“EPS”) of $2.58 and 2022 adjusted diluted EPS[2] of $5.30, up 5% year-over-year;

•	Record 2022 operating income of $3.6 billion and record adjusted operating income[2] of $4.3 billion, up 4% year-over-year;

•	Record annual operating cash flow of $3.6 billion, and record adjusted free cash flow[2] of over $2.9 billion, up 3% year-over-year;

•	Returned nearly $1.5 billion to stockholders through dividends and share repurchases in 2022, and increased first quarter 2023 quarterly dividend by 11% relative to 2022;

•	Three-year total stockholder return (“TSR”) of 15% (based on stock price increase from $92.55 on December 31, 2019 to $102.59 on December 30, 2022, plus quarterly dividend payments); and

•	Expanded and strengthened markets served and range of data, technology and risk management services through organic growth and strategic acquisitions and investments.

2022 Executive Compensation

2022 Target Direct Compensation

The Compensation Committee, with the help of its independent compensation consultant, reviews the target direct compensation for our NEOs each year. We have historically aimed to set targets for each element of total direct compensation between the median and 75th percentile of our peer group, depending upon factors including the NEO’s experience in his or her respective position, individual performance and impact on the organization, Company performance, retention objectives and internal pay equity considerations. The Compensation Committee considers each NEO’s total compensation package when making changes to the individual elements that comprise the NEO’s compensation. For example, if the Compensation Committee makes a change to an officer’s base salary, the

[1]	Net revenue figures represent total revenues less transaction-based expenses.
[2]

Adjusted diluted EPS, adjusted operating income, and adjusted free cash flow are non-generally accepted accounting principle (“GAAP”) metrics. Please refer to the section titled “Non-GAAP Measures” in ICE’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2023, and our earnings supplement at www.ir.theice.com, for the most comparable GAAP metrics, reconciliations to the most comparable GAAP metrics and an explanation why management believes the non-GAAP metrics provide useful information to investors about ICE’s financial condition or results of operations.

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COMPENSATION DISCUSSION & ANALYSIS

Compensation Committee reviews the change in light of the other elements of compensation, including the annual bonus and equity compensation. For 2022, target compensation levels for each of our NEOs were informed by reviews completed in 2021 and 2022.

The table below sets forth the 2022 target direct compensation for our NEOs and its positioning relative to peers.

				Target Total Direct Compensation
Name and Position	Base Salary as of June 1, 2022 ($) (1)	2022 Target Annual Bonus (% of Base Salary) (2)	Target Equity Compensation ($) (3)	($)	Positioning Relative to Peers
Jeffrey C. Sprecher Chair and Chief Executive Officer	$1,250,000	250%	$12,500,000	$16,875,000	75th
A. Warren Gardiner Chief Financial Officer	$600,000	150%	$1,250,000	$2,750,000	25th
Benjamin R. Jackson President, Intercontinental Exchange	$725,000	200%	$3,750,000	$5,925,000	50th - 75th
Lynn C. Martin President, NYSE Group and Chair, ICE Fixed Income & Data Services	$700,000	200%	$2,750,000	$4,850,000	50th
Christopher S. Edmonds Chief Development Officer	$650,000	200%	$1,750,000	$3,700,000	50th

(1)

For Mr. Jackson and Ms. Martin, the Compensation Committee determined that no adjustments would be made to base salary. The Compensation Committee increased Mr. Sprecher’s salary from $1,050,000 to $1,250,000 and Mr. Gardiner’s salary from $550,000 to $600,000.

(2)

The Compensation Committee determined that there would be no changes to Messrs. Sprecher’s and Jackson’s target annual bonus percentage for 2022. The Compensation Committee increased Mr. Gardiner’s target annual bonus percentage from 125% to 150% and Ms. Martin’s target annual bonus percentage from 150% to 200% in connection with her appointment to President, NYSE Group and Chair, ICE Fixed Income & Data Services.

(3)

For Messrs. Gardiner and Jackson and Ms. Martin, the Compensation Committee determined there would be no changes to target equity compensation. The Compensation Committee increased Mr. Sprecher’s target equity incentive from $10,750,000 to $12,500,000.

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COMPENSATION DISCUSSION & ANALYSIS

Annual Bonus

Our NEOs participate in the Annual Executive Bonus Plan. Annual bonuses are earned between 0% and 200% of target based on performance measures established at the beginning of each year. Any potential payments are limited according to the terms of the Annual Executive Bonus Plan. Furthermore, the impact of mid-year merger and acquisition activity is excluded from results and cannot be used to meet quantitative financial performance targets established at the beginning of the year.

At the beginning of each year, the Compensation Committee and, as it relates to financial and strategic metrics, the Board of Directors approves Company and individual goals for the year. From these goals, management business objectives (“MBOs”) are established that serve as the performance measures for the annual bonus. At the end of each year, the Compensation Committee evaluates the Annual Executive Bonus Plan funding and awards annual bonus payments to the NEOs based on Company and individual achievement of the pre-established MBOs. The Compensation Committee also determines the overall bonus pool available for our broad-based employee annual bonus plan, based on the same MBO achievement criteria.

MBOs for our executive officers, including our NEOs, are made up of financial measures (90%) and non-financial measures (10%). For purposes of 2022 annual bonuses, the financial measures consisted of revenue performance (weighted 30% of the total annual bonus) and adjusted net income performance (weighted 60% of the total annual bonus). The Compensation Committee and management believe that revenue is the right measure for annual performance given our focus on growth. Adjusted net income, which is weighted more heavily, was chosen as it is tied to our overall profitability. The non-financial performance measures included items such as product launches, strategic management of merger and acquisition activity, key technology initiatives, human capital leadership, and leadership development. Determining achievement of the non-financial measures involves a subjective assessment of corporate and individual performance by the Compensation Committee. The Compensation Committee believes that it is appropriate to use some subjective assessments as part of the annual bonus determination in light of ICE’s growth, its rapidly evolving industry, the existence of few direct peer companies and the challenges inherent in establishing objective and strictly budget-based goals in a dynamic environment.

The Compensation Committee strives to set the performance targets for the annual bonus plan at levels that are challenging but achievable, to encourage and reward outstanding corporate performance. The payouts are leveraged to provide higher payments in years of exceptional performance and lower payments in years where performance is below the target level. For 2022, our target goals for revenue and adjusted net income represented an approximately 3.4% and 4.2% increase, respectively, over 2021 actual results, which the Compensation Committee believes were properly challenging given the economic and competitive conditions that ICE faced.

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COMPENSATION DISCUSSION & ANALYSIS

In December 2022 and January 2023, the Compensation Committee reviewed ICE’s performance and determined that the 2022 financial performance MBOs were achieved as follows:

Financial Metric	2022 Goal	2022 Actual*	2022 Actual Compared to 2022 Goal
Net Revenues (weighted 30%)	$7,419 Million	$7,292 Million	98%
Adj. Consolidated Net Income Attributable to ICE (weighted 60%)	$3,069 Million	$2,974 Million	97%
*

The 2022 actual adjusted consolidated net income attributable to ICE is equal to the adjusted consolidated net income attributable to ICE included in ICE’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 2, 2023.

The above weighted financial performance achievement accounts for 90% of the overall annual bonus determination. Based the factors and accomplishments, noted below, the Compensation Committee determined that the NEOs achieved their 2022 non-financial performance MBOs at target (100%), which accounts for 10% of the overall annual bonus determination. Upon evaluating both the financial and non-financial performance, the Compensation Committee determined the final overall 2022 annual bonus achievement to be 97% of target.

In determining achievement of the 2022 non-financial performance MBOs, the Compensation Committee considered the following individual contributions:

•

Mr. Sprecher: successfully executed opportunistic and financially attractive acquisitions and strategic partnerships with the acquisitions of risQ, essDocs and Urgentum forming important building blocks to our growing ESG business and new markets; developed and established a clear succession plan for the company’s key officer level positions; continued to develop the role of human capital management and engagement with employees with respect to leading the business and culture; including making progress on promoting greater diversity and conducting our bi-annual employee survey; supported the development and launch of ‘One Brand, One Company Campaign’, with all Marketing and Communications content built on the new platform to enhance our brand and image; supported the development of Communications material designed to tell the stories of our clients and increase their macro exposure in a positive manner; delivered an increase in coordinated messaging through the use of our new branding platform, partnerships and paid/non-paid outlets to reach the largest group of stakeholders in the Company’s history; built a more cohesive strategy across ICE’s businesses and focused on opportunities to deliver market- and regulatory-driven ESG solutions; achieved and continues to support full global regulatory compliance.

•

Mr. Gardiner: executed strategic plan based on Board approved goals; continued to model ICE’s approach to global risk, legal, audit, compliance and culture issues; continued to act as a senior Company voice to both employees and key external constituents by participating in town halls and employee development events, while also handling the majority of investor interactions; strengthened overall Company controls through a revamp of Internal Audit risk assessment processes; supported Company’s strategic investments and managed the tax implications of integration/restructuring efforts and various product launches; managed and optimized the Company’s capital structure to support debt management, shareholder returns and strategic investments; improved transparency into financial performance of the business; supported and facilitated the Company’s Board, Audit, and Risk meetings.

•

Mr. Jackson: scaled platforms to handle rise in message and transaction volumes due to market volatility; mitigated technology obsolescence risk by migrating out of legacy technologies; leadership in identifying revenue and cost saving opportunities by leveraging new technology and third-party products; leadership in refining toolsets and processes leading to more predictable, high-quality software development cycles; advanced the growth of high-performance technology teams in lower-cost locations; delivered significant improvements in system quality providing enhanced identification and remediation of issues; improved transparency into key IT/Ops projects within corporate governance committees; integrated IMT into ICE communication, collaborate and workflow tools and procedures; managed the CRO’s implementation and execution of the Company’s Enterprise Risk Management program; outperformed in cybersecurity audits and penetration tests in service of maintaining positive relationships with key stakeholders and avoiding negative impact to business agility and growth as the result of enhanced cybersecurity.

•

Ms. Martin: significant progress in recruiting talent into key leadership roles at NYSE; creation of NYSE Institute to show our global capital markets thought leadership; outstanding transfer performance; leadership on continued growth and development of data services business, including growth in ICE Global Networks, Derivatives, Desktops, and ICE Bonds.

•

Mr. Edmonds: successfully launched the ICE Risk Model 2.0 for Equity Index Derivatives and Rate-Lock Futures; developed and received approval from the Bank of England and the European Securities and Markets Authority to submit the ICE Risk Model 2.0 application for ICE Clear Europe covering additional products; maintained positive relationships with regulators; continued to provide thought leadership across the clearing landscape; significant leadership across marketing and communications initiatives.

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COMPENSATION DISCUSSION & ANALYSIS

Based on the performance and considerations described above, the following annual bonus awards for fiscal year 2022 were approved by the Compensation Committee:

Name and Position	2022 Annual Bonus
Jeffrey C. Sprecher Chair and Chief Executive Officer	$3,031,250 (97% of target)
A. Warren Gardiner Chief Financial Officer	$873,000 (97% of target)
Benjamin R. Jackson President, Intercontinental Exchange	$1,406,500 (97% of target)
Lynn C. Martin President, NYSE Group and Chair, ICE Fixed Income & Data Services	$1,358,000 (97% of target)
Christopher S. Edmonds Chief Development Officer	$1,261,000 (97% of target)

All annual bonus awards for the NEOs were paid in cash in February 2023 and are included in the “Non-Equity Incentive Plan Compensation” column in the 2022 Summary Compensation Table.

As noted above, the Compensation Committee seeks to set annual bonus performance targets at levels that are challenging, but achievable. Based on our history of achievement under the Annual Executive Bonus Plan, we believe that we have succeeded in setting targets that represent stretch but achievable goals. As illustrated by the below chart, we have performed close to the target level in each of the last five years notwithstanding the fact that we experienced a significant amount of growth during the five-year period, which further illustrates the stretch built into each year’s target goals.

Overall Bonus Achievement Versus Goal as a % of Target
2022	2021	2020	2019	2018
97%	108%	103%	98%	102%

2023 Annual Bonus Award Structure

For purposes of the 2023 Annual Executive Bonus Plan, the Company will utilize the same financial measures and weightings as used in 2022. With regard to specific performance goals for 2023, we note that because the Company does not provide detailed revenue or earnings guidance, the specific 2023 financial goals are not detailed in this filing. We will publish the 2023 targets and the corresponding achievement in our 2024 Proxy Statement filing. Please refer to our Investor Relations website at www.ir.theice.com for publicly available information related to our financial performance.

Equity Compensation

The Compensation Committee believes that equity awards are an effective vehicle to align the interests of executive officers with those of our stockholders, serve as a retention tool through multi-year vesting schedules and discourage employees from taking inappropriate business risks. ICE is sensitive to the concerns of its stockholders regarding the potential dilutive impact of equity awards, and also takes into account the relevant accounting and tax impact of all potential forms of equity awards in designing its grants. Additionally, when determining the form in which to deliver equity compensation, the Compensation Committee seeks to maintain a focus on both growth and financial performance.

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COMPENSATION DISCUSSION & ANALYSIS

For purposes of 2022 equity awards, the Compensation Committee determined it was appropriate to continue to award equity compensation in the form of EBITDA-based PSUs, TSR-based PSUs and stock options. The portion of the award delivered by 3-year cliff vesting TSR-PSUs was 40% of the total award, the portion of the award delivered via EBITDA-PSUs was 40% of the total award and the remaining 20% of the award was delivered in the form of stock options.

Stock Options

We chose stock options as a means of linking a portion of the long-term incentive (“LTI”) awards for our most senior executives directly to the Company’s stock price growth and performance. For the 2022 award, the Compensation Committee determined that the options would vest ratably over a period of three years following the grant date. The Compensation Committee believes the use of stock options is appropriate given the Company’s continued positioning as a growth company.

TSR-based PSUs

We introduced TSR-based PSUs in 2017 as a means of creating a stronger link between long-term stockholder value creation and executive rewards, granting 20% of LTI awards to our NEOs through this vehicle in both 2017 and 2018 and 30% of LTI in TSR-based PSUs to our NEOs in both 2019 and 2020. In 2021, we increased the weighting of TSR-based PSUs to 40% and decreased the weighting of EBITDA-based PSUs to 40% (from 50%), of each NEOs target annual LTI award value to place additional emphasis on multi-year performance and maintained that weighting for delivery of 2022 awards. As illustrated below, the number of shares ultimately earned under these PSUs will vary based on the Company’s cumulative TSR performance over the three-year period relative to that of the S&P 500.

	Threshold Performance	Target Performance	Maximum Performance
Company 3-Year TSR relative to S&P 500 3-Year TSR	25th percentile	50th percentile	75th percentile
PSUs earned (as % of target)	50%	100%	200%

The 2022 TSR-based PSU awards will cliff vest in February 2025 upon the Compensation Committee’s determination of performance achievement. For TSR-PSU grants for which the performance period has been completed, results are noted below.

	2020 Award	2019 Award	2018 Award
Performance Period	1/1/2020 - 12/31/2022	1/1/2019 - 12/31/2021	1/1/2018 - 12/31/2020
Company Actual 3-Year TSR relative to S&P 500 3-Year TSR	40th percentile	59th percentile	78th percentile
PSUs earned (as % of target)	80%	137%	200%

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COMPENSATION DISCUSSION & ANALYSIS

EBITDA-based PSUs

We chose EBITDA-based PSUs as a means of rewarding senior executives for delivering on important pre-established financial performance goals. The Compensation Committee continues to believe that EBITDA is a very strong indicator of Company performance and stockholder value, and it is the most prominent measure evaluated when determining the financial impact of actual and/or potential acquisitions. The Compensation Committee determined that a one-year performance period was appropriate again in 2022 for this portion of the long-term incentive awards because of the Company’s continued growth trajectory due, in part, to our acquisitive nature. The Compensation Committee determined that as a growth company that is continually developing new products and services and entering new markets, the one-year measure provides the Compensation Committee the opportunity to reset targeted EBITDA performance each year to account for the impact and financial expectations of new products, services, markets and acquisitions.

The EBITDA-based PSUs were subject to ICE’s 2022 EBITDA performance as well as a stock market condition that could have reduced the number of shares that were earned above target based on ICE’s 2022 TSR as compared to the S&P 500 index. The number of shares that could have been earned based on ICE’s 2022 EBITDA performance ranged from 0% for performance below the threshold performance, 50% of the target award for performance at the threshold (85% of the EBITDA goal), 100% of the target award for performance at the target (100% of the EBITDA goal) and 200% of the target award for performance at the maximum (113% of the EBITDA goal) performance level. EBITDA results excluded the impact of mid-year M&A activity, which could not be used to meet EBITDA performance targets. In the event ICE achieved above-target EBITDA performance, the stock market condition would have reduced the number of shares earned above target by 10 percentage points if ICE’s 2022 TSR was below the S&P 500 index’s 2022 TSR by 10% or less, or reduced such shares by 20 percentage points if ICE’s 2022 TSR was below the S&P 500 index’s 2022 TSR by more than 10%. The table below illustrates the number of PSUs earned based on EBITDA performance and the impact of the stock market condition. Earned awards vest in three equal annual installments beginning in February 2023.

	Threshold Performance (85% of goal)	Target Performance (100% of goal)	Maximum Performance (113% of goal)
2022 Consolidated EBITDA	$4,137 Million	$4,867 Million	$5,499 Million
Greater than or equal to S&P 500 Index 2022 TSR	50%	100%	200%
Below S&P 500 Index 2022 TSR by 10% or less			190%
Below S&P 500 Index 2022 TSR by greater than 10%			180%

The following equity awards were granted to the NEOs on February 4, 2022:

Name and Position	Stock Options (1) (#)	TSR-Based PSUs (# at target)	EBITDA-Based PSUs (# at target)
Jeffrey C. Sprecher Chair and Chief Executive Officer	88,699	38,532	38,532
A. Warren Gardiner Chief Financial Officer	8,869	3,853	3,853
Benjamin R. Jackson President, Intercontinental Exchange	26,609	11,559	11,559
Lynn C. Martin President, NYSE Group and Chair, ICE Fixed Income & Data Services	19,513	8,477	8,477
Christopher S. Edmonds (2) Chief Development Officer	12,417	5,394	5,394

(1)	The stock options were granted with a strike price of $129.76, which was the closing price of our Common Stock on the grant date, February 4, 2022.

(2)	Additionally, Mr. Edmonds received an award of 3,052 RSUs on May 13, 2022 to recognize his expanded role of Chief Development Officer.

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COMPENSATION DISCUSSION & ANALYSIS

At a meeting in January 2023, the Compensation Committee determined that ICE’s EBITDA performance for 2022 was approximately 97.8% of target, as illustrated below.

Financial Metric	2022 Goal	2022 Actual*	2022 Actual Compared to 2022 Goal
Consolidated EBITDA	$4,867 Million	$4,760 Million	97.8%
*

The 2022 actual consolidated EBITDA is equal to earnings before interest, taxes, depreciation, and amortization adjusted for the non-GAAP measures described in ICE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on February 2, 2023.

Because ICE’s 2022 EBITDA performance was below target, as detailed above, ICE’s 2022 TSR relative to that of the S&P 500 was not a relevant factor in determining performance for share vesting purposes. Accordingly, each NEO earned 92.7% of EBITDA-based PSUs set forth in the table above. The first tranche (1/3) of shares earned pursuant to 2022 EBITDA-based PSUs vested on February 13, 2023. Subject to continued employment, the second and third tranches of shares earned are scheduled to vest in equal portions in February 2024 and February 2025. We do not pay any dividends or dividend equivalents on unearned PSUs.

As with the Company’s approach to annual bonuses, the Compensation Committee seeks to set equity compensation performance goals at challenging, but achievable, levels. Based on our history of achievement with respect to EBITDA-based PSUs, we believe that we have succeeded in setting targets that challenge our NEOs, and reward exceptional performance. As illustrated in the below chart, we have performed close to the target level in most of the last five years notwithstanding the fact that we experienced a significant amount of growth during the five-year period, further illustrating the “stretch” built into each year’s target goals.

	2022	2021	2020	2019	2018
Overall EBITDA Achievement as a % of Target	97.8%	106.5%	103.6%	98.2%	101.6%
TSR Adjustment (if EBITDA Performance is Above Target)	Not Applicable	-20% of the over-target amount	None (ICE TSR Exceeded S&P 500 TSR)	Not Applicable	None (ICE TSR Exceeded S&P 500 TSR)
Resulting % of Target Shares Earned	92.7%	140.0%	127.7%	94.0%	112.3%

Equity awards for all officers are approved by the Compensation Committee. ICE management is not authorized to approve equity awards for officer-level employees and does not have the discretion or authority to govern the timing of equity awards. In 2022, no equity awards for officers were approved outside of a Compensation Committee meeting. ICE uses the closing price of its Common Stock on the NYSE on the grant date for purposes of establishing the strike price of stock options and for accounting purposes of other equity awards. ICE has not issued stock options with an exercise price below the fair market value of its Common Stock on the grant date.

One-Time Restricted Stock Award to Christopher Edmonds

In May 2022, to recognize Mr. Edmonds for his assumption of the role of Chief Development Officer, the Compensation Committee approved a RSU award to Mr. Edmonds with a grant date value of approximately $300,000, with a three-year, pro-rata vesting schedule.

2023 Equity Award Structure

As noted above, beginning in 2017, the Company introduced the TSR-based PSU award as 20% of that year’s overall equity award, and reduced the portion delivered by the EBITDA-based PSU award (with its one-year performance period), in order to introduce a longer performance period to the Company’s equity awards. The same mix was utilized for the 2018 equity award.

In 2019, the portion of the award delivered via TSR-based PSUs was increased to 30% and the use of EBITDA-based PSUs was decreased again. The same mix was utilized for the 2020 equity award.

In 2021, the Compensation Committee determined that it would be appropriate to continue to heighten the emphasis on a multi-year performance measure by increasing the weighting of the TSR-based PSU award to 40% of the total equity award, and to reduce the use of EBITDA-based PSUs again such that our overall equity award granted to our NEOs in early February 2021 was 40% TSR-based PSUs, 40% EBITDA-based PSUs and 20% through stock options. The same mix was utilized for the 2022 equity award.

For the 2023 equity award, the Company was considering the introduction of a performance award that utilizes an internal performance measure with a three-year performance period, with the aim to continue to de-emphasize awards with a one-year performance period. Given the announced acquisition of Black Knight, Inc. had not yet closed, the Company decided to wait until the transaction closes before establishing a new award, and setting a three-year target, of that nature. Therefore, for the 2023 equity award, the Company used the same mix of devices as used in 2022.

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COMPENSATION DISCUSSION & ANALYSIS

For the 2024 equity award, we anticipate that we will introduce a performance award that utilizes an internal performance measure with a three-year performance period, and further de-emphasize awards with a one-year performance period.

With regard to the specific performance goals for purposes of the 2023 EBITDA-based PSU award, we note that because the Company does not provide detailed revenue or earnings guidance, the specific 2023 EBITDA goal is not detailed in this filing. As we have done in this filing with respect to the 2022 award, we will publish the 2023 EBITDA target for our 2023 PSU awards and the corresponding achievement in our 2024 Proxy Statement filing.

Please refer to our Investor Relations website at www.ir.theice.com for publicly available information related to our financial performance.

Other Compensation and Benefits

Perquisites

ICE provides medical insurance, life and disability insurance and other benefits to executives that are generally available to other employees. For certain grandfathered U.S. executive officers, including Messrs. Jackson and Edmonds, ICE provides an enhanced term life insurance benefit (calculated at five times salary less $100,000) and a supplemental disability insurance benefit that is designed to approximate the total benefit level (60% of eligible compensation) that cannot be provided pursuant to the limits in our group disability plans ($10,000 per month). Our contributions to these benefits programs are included in the 2022 All Other Compensation section of the 2022 Summary Compensation Table below. Our Compensation Committee has approved a Corporate Aircraft Policy, which, among other things, includes an authorization of up to $75,000 of incremental cost per year to ICE for personal use of company-owned or leased aircraft by Mr. Sprecher and $50,000 by Messrs. Gardiner, Jackson, Edmonds and Ms. Martin. In 2022, Messrs. Sprecher, Gardiner and Edmonds and Ms. Martin did not use any of the amount allocated to them under the Corporate Aircraft Policy. Mr. Jackson had $44,490 of unreimbursed cost for personal use of company-owned aircraft, which is reported in the 2022 Summary Compensation Table and the 2022 All Other Compensation Table.

There were no other perquisites provided to any of our executive officers in 2022 that would require disclosure in the 2022 Summary Compensation Table.

Retirement Plans

We provide retirement benefits to U.S. corporate officers through a 401(k) retirement plan on the same terms and conditions as those offered to all ICE employees. Generally, in 2022, we provided an immediately vested matching contribution of 100% of the first 6% of employee deferrals of eligible compensation to all participants in the plan, subject to Internal Revenue Service limits ($305,000 per individual in 2022). We do not offer an active defined benefit pension plan or any other form of active supplemental executive retirement plan.

2022 “Say-on-Pay” Vote Result and Stockholder Engagement

At our 2022 Annual Meeting of Stockholders held on May 13, 2022, 88% of stockholders voted to approve the non-binding advisory vote on executive compensation, which the Compensation Committee considered to be a general endorsement of our executive compensation program. In addition to seeking stockholder feedback through our “say-on-pay” votes, we held meetings with some of our largest stockholders to obtain their views on our executive compensation program and governance matters as described above under Structure and Role of Our Board — Stockholder Engagement. The Compensation Committee will continue to review our executive compensation program as well as consider stockholder input and consider the outcome of our “say-on-pay” votes when making future compensation decisions for our NEOs.

Compensation Practices

We do not maintain formal targets for the allocation of total compensation through each compensation element. We strive to maintain a low fixed-cost compensation structure (i.e., base salary, benefits and perquisites) and to deliver the majority of value through variable pay elements (i.e., annual bonus and performance-based equity compensation). We have maintained this “pay for performance” orientation since our founding and believe it is an important element of our entrepreneurial culture.

Based on a review by Compensation Advisory Partners (“CAP”), the Compensation Committee’s independent compensation consultant, our mix of compensation continues to emphasize variable incentive compensation, rather than fixed compensation, to a degree that is consistent with our peers. This focus on variable incentive compensation is consistent with the Compensation Committee’s emphasis on performance-based awards for officers and our compensation philosophy.

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COMPENSATION DISCUSSION & ANALYSIS

We believe that our mix of cash/non-cash and short-term/long-term incentives provides an appropriate balance between our longer-term business objectives and shorter-term retention and competitive needs. We also believe that providing the majority of our NEOs’ compensation in the form of long-term incentive awards, when combined with our clawback policy and stock ownership requirements, each discussed below, has the additional benefit of discouraging employees from taking inappropriate risks.

Compensation Committee Role

Our Compensation Committee is responsible for designing, administering and implementing our executive compensation programs. The Compensation Committee is composed of three directors and each of the three directors is a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee determines the type and level of compensation for executive officers (generally defined as Section 16 officers under the Exchange Act, but the Compensation Committee has historically included all corporate officers under this definition), reviews the performance of the Chief Executive Officer, and oversees the administration of ICE’s Annual Executive Bonus Plan, ICE’s broad-based employee annual bonus plan and all of ICE’s equity compensation plans. The Compensation Committee Charter, which is periodically reviewed and revised by the Compensation Committee and the Board of Directors, outlines the specific responsibilities of the Compensation Committee. For a copy of the Compensation Committee Charter, please refer to our Governance and Charter Documents provided on our website at https://ir.theice.com/governance/governance-overview.

Our Annual Review Process

The Compensation Committee reviews our executive compensation programs and practices each year with the help of its independent compensation consultant, CAP. Reviews were completed in both 2021 and 2022 that informed decision-making for 2022 compensation levels. Generally, the 2021 review informed decision-making regarding the target value for 2022 equity awards granted in February 2022, and the 2022 review informed decision making regarding 2022 salary adjustments as well as target 2022 annual incentive opportunities. The next review will be completed in 2023.

In setting target direct compensation levels for each NEO, the Compensation Committee reviews an analysis of individual compensation levels prepared by CAP that reports compensation paid to the NEO and compares base salary, total cash compensation (base salary plus annual bonus) and total direct compensation (total cash compensation plus equity compensation) against relevant market data, including peer group data.

For Mr. Sprecher, our Chief Executive Officer, the Compensation Committee determines individual performance and conducts an annual review of his salary, bonuses and equity awards. For other NEOs, Mr. Sprecher provides input to the Compensation Committee regarding his views on the performance of these other officers during the Compensation Committee’s annual review of salary, bonuses and equity awards.

In addition to examining market data on individual positions, the Compensation Committee also focuses on the “total cost of management,” which is an aggregation of total direct annual compensation for the NEOs, excluding any special one-time awards. Based on the analysis prepared in 2022 by CAP, our “total cost of management” is at the 25th percentile of the peer group.

Role of Compensation Consultant

During 2022, the Compensation Committee retained CAP, to advise the Compensation Committee on executive compensation matters. The information provided by CAP in 2022 included: competitive salary, bonus and equity data for certain positions within ICE and a benchmarking analysis against our peers. In addition, CAP helped analyze our bonus and equity programs, provided advice regarding the selection of our peer group, provided updates to the Compensation Committee on trends and regulatory developments, analyzed director compensation and assisted in the review of our compensation plans to determine if the arrangements incented inappropriate risk taking.

The NEOs have not participated in the selection of CAP or any other compensation consultant in connection with advice regarding executive and director compensation matters. A representative from the compensation consultant attends most Compensation Committee meetings and is available between meetings as a resource for the Compensation Committee and management. The Compensation Committee determines in its sole discretion which compensation consultant to retain for various services, and the consultant reports directly to the Compensation Committee. Use of a particular consulting firm by the Compensation Committee does not preclude management from hiring the same consulting firm. In 2022, CAP did not provide any other services to ICE. In compliance with the SEC and NYSE requirements regarding the independence of compensation consultants, CAP provided the Compensation Committee with a letter addressing each of the six independence factors. The Compensation Committee concluded that their responses affirm the independence of the firm and its partners, consultants, and employees who service the Compensation Committee on executive compensation matters and governance issues.

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COMPENSATION DISCUSSION & ANALYSIS

Compensation Peer Group

The Compensation Committee utilizes a peer group to assess ICE’s executive compensation program. ICE’s peer group includes comparable financial exchanges, financial services data providers, technology companies and other related companies based on metrics such as revenue and market capitalization. The peer group is reviewed annually by the Compensation Committee, with assistance and recommendations from its independent compensation consultant, and adjustments are made that may be deemed appropriate. The Compensation Committee reviews annually the executive pay practices of these peer companies as reported in industry surveys, public filings and reports from compensation consulting firms. This information is considered when making recommendations for ICE’s compensation programs and practices.

The 2022 peer group was the same as the 2021 peer group, comprised of the following companies:

CME Group, Inc.	IHS Markit	Nasdaq Inc.

Deutsche Börse AG	London Stock Exchange	Northern Trust Corp.

Fidelity National Information Services Inc.	Mastercard, Inc.	S&P Global Inc.

Fiserv Inc.	Moody’s Corp.	Salesforce.com Inc.

Global Payments Inc.	MSCI Inc.	State Street Corp.

Hong Kong Exchanges and Clearing Limited

Risk Assessment with Respect to Compensation

The Compensation Committee, with the assistance of its independent compensation consultant and management, has completed a review of compensation policies and programs, including those not applicable to NEOs, and does not believe there are circumstances where the risks arising from these policies or programs are reasonably likely to have a material adverse effect on ICE. The review examined the balance of fixed and variable elements of compensation, mix of cash and non-cash components and focus on both annual and longer-term operational and financial performance alignment with stockholder interests. Moreover, our compensation program design incorporates certain structural features that align our executives’, including our NEOs’, financial incentives with those of our stockholders and mitigate inappropriate risk-taking. These features include a clawback policy, stock ownership requirements, and a total compensation mix weighted in favor of long-term, equity-based awards. The Compensation Committee continues to monitor the risk exposure of our compensation policies and programs.

Clawback Policy

We have adopted a compensation recoupment, or “clawback” policy, to permit ICE to seek recovery of performance-based incentive awards in the event of certain financial statement restatements. The clawback policy states:

It is ICE’s policy that if ICE’s financial statements are required to be restated due to intentional misconduct and/or fraud, the Compensation Committee will, when deemed appropriate in its discretion, direct that ICE seek to recover all or a portion of any affected award made to officers who have engaged in the intentional misconduct and/or fraud that caused the need for the restatement with respect to any fiscal period of ICE. An “affected award” includes any cash or equity-based bonus or incentive compensation payment awarded or given to the employee after the effective date of this policy, and the net proceeds of any stock options exercised after the effective date of this policy, that were advantaged by the filing of the financial statements that were required to be restated.

The amount to be recovered from such individual shall be the estimated amount up to which the affected award exceeded the amount that would have been paid to (or received by) the employee had ICE’s financial statements been properly stated. The Compensation Committee has the authority to determine an appropriate recovery amount, if any, under the circumstances, and whether to initiate or continue pursuing a recovery, based upon factors consistent with the Compensation Committee’s exercise of its fiduciary duties and the Compensation Committee’s good faith reliance upon information, opinions or advice from professional advisors, consultants or experts.

The Company will implement a revised clawback policy regarding accounting restatements to comply with the SEC’s adoption of new rules to implement Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 once such final rule is implemented by NYSE.

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COMPENSATION DISCUSSION & ANALYSIS

As further referenced under “Employment Agreements and Other Factors Affecting 2022 Compensation - Termination for Cause or Executive Resignation Other than for Good Reason” - when executives are terminated for Cause, all outstanding unvested equity is forfeited upon termination.

Termination of Employment and Change of Control Payments

We have entered into employment agreements with each of our NEOs that provide benefits upon certain employment terminations, including certain terminations in connection with a “Change in Control” of ICE. The terms of these employment agreements are discussed in more detail below under the heading “Employment Agreements and Other Factors Affecting 2022 Compensation”. The Compensation Committee believes that employment agreements with termination and certain Change in Control protections are appropriate and necessary to attract and retain executive level talent and to mitigate uncertainty and distraction of our management team in the event that the employment of any of our NEOs terminates. The Compensation Committee intends that the terms of NEO employment agreements be consistent with market practice, as adjusted to take into account our unique business considerations, and the Compensation Committee periodically reviews the terms of our NEOs’ employment agreements, including in comparison to market practice. The employment agreements with our NEOs do not include any Code Section 280G “golden parachute” excise tax gross-up provisions.

The Change in Control protections for NEOs require a “double-trigger” before a payment is provided, meaning that in the context of a Change in Control of the Company, the executive officer’s employment must be involuntarily terminated before any severance is paid. The Compensation Committee opted for “double-trigger” arrangements, rather than providing for payments solely on the basis of a Change in Control, because the Compensation Committee believes this to be more consistent with market practice and with our goal of encouraging our NEO’s continued employment following a Change in Control. Furthermore, the Change in Control provisions provide significant retention value with respect to our NEOs.

Stock Ownership Policy, Retention Recommendations and Anti-Hedging and Anti-Pledging Policy

Stock Ownership Policy

The Compensation Committee believes that it is in the best interests of stockholders for ICE’s executives and directors to own a significant amount of ICE Common Stock because a meaningful direct ownership stake by our executives and directors signals to our other investors and stockholders, and also helps facilitate, a strong alignment of interests and commitment to ICE’s success, while simultaneously providing a structural mechanism to discourage our executives from taking inappropriate business risks. Accordingly, ICE’s Stock Ownership Policy is applicable to ICE officers (including all of the NEOs, but excluding officers for whom a significant portion of their compensation is commission-based or who work in a jurisdiction where ICE does not typically grant equity awards) and directors, and requires the following level of ownership (expressed as a multiple of base salary for executives and a multiple of annual cash retainer for directors):

Position	Ownership Multiple Policy Requirement	Average Stock Ownership Multiple*
Chief Executive Officer	10 times base salary	397 times (Sprecher)
Named Executive Officers (other than CEO)	4 times base salary	9 times (Gardiner/Jackson/Martin/Edmonds)
C-Level Executives and Senior Vice Presidents (non-NEOs)	2 times base salary	All in compliance
Vice Presidents	1 times base salary	All in compliance
Members of the Board of Directors of ICE	5 times annual cash retainer	All in compliance
*	As defined in the Stock Ownership Policy and summarized below as of December 30, 2022. New officers and directors have five years to comply with the ownership requirements.

In establishing the ownership multiple, the Compensation Committee considered information about ownership multiples at its peer companies, recommendations from its independent compensation consultant and third-party groups such as Institutional Shareholder Services (ISS). “Ownership,” for purposes of this Stock Ownership Policy, includes: (i) shares of ICE Common Stock that are owned outright (including those held by a spouse or dependent children), (ii) vested “in-the-money” stock options and (iii) unvested restricted stock and RSUs that are not subject to any performance-based vesting metric. All unvested stock options, “underwater” stock options and unearned performance-based equity awards (including EBITDA-based PSUs and TSR-based PSUs) do not count towards the ownership targets. A newly appointed corporate officer, or newly elected director, will have five and three years, respectively, from his or her date of hire or appointment as an officer or director to comply with this Stock Ownership Policy. The Compensation Committee will monitor the ownership levels of such executives and directors during this transition period.

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COMPENSATION DISCUSSION & ANALYSIS

The Compensation Committee monitors the stock ownership levels of our officers and directors on at least an annual basis. In the event of a corporate officer or director’s noncompliance with ICE’s stock ownership policy, the Compensation Committee will review the facts and circumstances regarding the noncompliance and will use its discretion in determining the appropriate corrective actions and/or penalties. Such corrective actions and penalties include, but are not limited to, instructing the officer or director to buy shares of our Common Stock in the open market to comply with the Stock Ownership Policy, reducing or eliminating future equity grants to the officer or director until they comply with the Stock Ownership Policy or issuing a warning to the officer or director. To date, there have been no instances of noncompliance with the Stock Ownership Policy.

Retention Recommendations

To facilitate meeting the minimum holding requirements as specified in this Stock Ownership Policy in a timely fashion, the Compensation Committee recommends that all corporate officers and directors retain a minimum of 50% of the net value of shares obtained pursuant to each stock option exercise and the vesting of stock units for all future grants of stock options or restricted stock until such corporate officer or director has satisfied the minimum stock ownership targets for his or her position.

In March 2022, the Compensation Committee approved an update to the Stock Ownership Policy that removes an additional provision calling for the Chief Executive Officer to retain a minimum of 50% of the net value of each stock option exercise and vesting of restricted shares for three years beyond the applicable exercise or vesting date for all future grants of stock options or restricted stock made to the Chief Executive Officer. This provision was deemed unnecessary given Mr. Sprecher’s substantial stock holdings.

Anti-Hedging and Anti-Pledging Policy

All employees, including executive officers and directors are subject to our Global Personal Trading Policy under which they are prohibited from hedging and pledging our Common Stock. Specifically, the following activities are prohibited under the policy:

•	Engaging in any speculative or hedging transaction, including short sales, in our Common Stock.

•	Buying or selling puts, calls, options, warrants, prepaid forward contracts, equity swaps, collars, exchange traded funds or similar instruments on our Common Stock or derivatives of our Common Stock.

•	Holding our Common Stock in margin accounts or pledging our Common Stock as collateral.

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EXECUTIVE COMPENSATION

2022 Summary Compensation Table

The following table presents information relating to the compensation earned by the NEOs for the fiscal years ended December 31, 2022, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Stock Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Jeffrey C. Sprecher	2022	1,150,000	-	9,999,825	2,499,972	3,031,250	22,933	16,703,980
Chairman and Chief Executive Officer	2021	1,050,000	-	8,599,877	2,149,989	2,835,000	153,520	14,788,386
	2020	1,050,000	-	8,599,862	2,149,998	2,703,750	32,649	14,536,259
A. Warren Gardiner	2022	575,000	-	999,931	249,972	873,000	18,300	2,716,203
Chief Financial Officer	2021	487,917	-	899,773	-	742,500	17,400	2,147,590
Benjamin R. Jackson	2022	725,000	-	2,999,792	749,972	1,406,500	69,726	5,950,990
President, Intercontinental Exchange	2021	725,000	-	3,000,000	749,984	1,566,000	74,336	6,115,320
	2020	700,000	-	2,199,963	549,985	1,493,500	68,567	5,012,015
Lynn C. Martin	2022	700,000	-	2,199,951	549,972	1,358,000	18,300	4,826,223
President, NYSE Group and Chair, ICE Fixed Income & Data Services	2021	700,000	-	2,699,914	549,990	1,134,000	17,400	5,101,304
	2020	687,500	-	1,599,905	399,991	1,081,501	17,100	3,785,997
Christopher S. Edmonds	2022	650,000	-	1,699,771	349,972	1,261,000	27,733	3,988,476
Chief Development Officer

(1)

The amounts in this column represent the aggregate grant date fair value of all RSUs and PSUs granted in the calendar year, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, or ASC Topic 718 on the grant date, which is equal to our closing price on the grant date times the number of RSUs and the number of PSUs projected to be earned based on the probable outcome of the performance conditions to which the awards are subject. For further information regarding grant date fair value calculations, see Note 11 to our Consolidated Financial Statements for 2022 (filed with our Annual Report on Form 10-K). Amounts shown are for PSUs that were granted in February 2022, February 2021, and February 2020. A one-time award of RSUs granted to Mr. Edmonds in 2022 is also reflected in this column. For PSUs, amounts are the fair value on the grant date in accordance with applicable accounting guidance (i.e., at target). If the maximum level of performance were achieved for the PSUs granted in February 2022, the reported amounts would equal $19,999,650, $1,999,862, $5,999,584, $4,399,902, and $2,799,702 for each of Mr. Sprecher, Mr. Gardiner, Mr. Jackson, Ms. Martin, and Mr. Edmonds respectively.

(2)

The amounts in this column represent the aggregate grant date fair value of all stock option grants in the calendar year. Additional details of the 2022 stock option awards are included in the 2022 Direct Compensation—Equity Compensation section of the Compensation Discussion & Analysis and footnote 1 of the 2022 Grants of Plan-Based Awards Table. These values were calculated in accordance with ASC Topic 718 on the date of grant using the following assumptions: risk-free interest rate 1.72%; expected life 6.04 years; expected volatility 22.74%; and expected dividend yield 1.17%, as further described in Note 11 to our Consolidated Financial Statements for 2022 (filed with our Annual Report on Form 10-K). The values for our February 2021 awards were calculated using the following assumptions: risk-free interest rate 0.64%; expected life 5.74 years; expected volatility 23.74%; and expected dividend yield 1.16%. The values for our February 2020 awards were calculated using the following assumptions: a risk-free interest rate 1.46%; expected life 5.82 years; expected volatility 19.94%; and expected dividend yield 1.3%.

(3)

The amounts in this column represent fiscal year 2020 through 2022 cash bonus awards that were paid in February of the following calendar year (i.e., February 2021, February 2022 and February 2023, respectively). For 2022, the NEOs were paid the amounts reported in the “Non-Equity Incentive Plan Compensation” column pursuant to our Annual Executive Bonus Plan.

(4)	The amounts in this column represent the items in the 2022 All Other Compensation Table below.

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EXECUTIVE COMPENSATION

2022 All Other Compensation

The following table provides details regarding the perquisites received by each of the NEOs, as well as the other elements of compensation listed in the “All Other Compensation” column of the 2022 Summary Compensation Table, for the fiscal year ended December 31, 2022.

Name	401(k) Matching Contributions ($)(1)	Life Insurance Premiums ($)(2)	Disability Insurance Premiums ($)(3)	Other Amounts ($)(4)	Total ($)
Jeffrey C. Sprecher	18,300	4,633	-	-	22,933
A. Warren Gardiner	18,300	-	-	-	18,300
Benjamin R. Jackson	18,300	4,167	2,769	44,490	69,726
Lynn C. Martin	18,300	-	-	-	18,300
Christopher S. Edmonds	18,300	6,379	3,054	-	27,733

(1)

The amounts in this column represent fiscal year 2022 matching contributions under our 401(k) and Profit-Sharing Plan (the “401(k) Plan”). The matching formula is 100% of the first 6% of the eligible employee’s compensation contributed to the 401(k) Plan, subject to plan and statutory limits. Each NEO participates under the same terms and conditions as all other eligible employees.

(2)	The amounts in this column represent fiscal year 2022 payments of term life insurance policy premiums.

(3)	The amounts in this column represent fiscal year 2022 payments of supplemental disability insurance policy premiums.

(4)

The amount listed for Mr. Jackson reflects the incremental cost of his personal use of the corporate aircraft during 2022, calculated based on the variable operating costs to ICE for each flight hour attributed to personal use (as well as any flight hours attributable to empty pick-up or return flights), including fuel costs; labor, parts and maintenance costs; landing and parking fees; on-board catering costs; and crew expenses. These per-hour costs were determined by using industry-standard cost-estimating guides. Since our aircraft is used primarily for business travel, we do not include the fixed costs that do not change based on usage, such as crew salaries, pilot training, depreciation, hangar rent and insurance. In addition to the incremental cost of personal aircraft use reported above, we also impute taxable income to the named executive officers for any personal aircraft use in accordance with IRS regulations and ICE does not provide tax reimbursements, or “gross-ups,” on those amounts.

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EXECUTIVE COMPENSATION

2022 Grants of Plan-Based Awards

The following table presents information relating to plan-based awards granted to the NEOs in fiscal year 2022. References in the table to “2017 OIP” refer to the 2017 Omnibus Employee Incentive Plan, references to “2022 OIP” refer to the 2022 Omnibus Employee Incentive Plan and references to “EBP” refer to the Annual Executive Bonus Plan.

	Grant Date and Approval Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name			Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Jeffrey C. Sprecher 2017 OIP	2/4/2022	(1)							88,699	129.76	2,499,972
2017 OIP	2/4/2022	(2)				19,266	38,532	77,064			4,999,912
2017 OIP	2/4/2022	(3)				19,266	38,532	77,064			4,999,912
EBP		(4)	N/A	3,125,000	6,250,000
A. Warren Gardiner
2017 OIP	2/4/2022	(1)							8,869	129.76	249,972
2017 OIP	2/4/2022	(2)				1,926	3,853	7,706			499,965
2017 OIP	2/4/2022	(3)				1,926	3,853	7,706			499,965
EBP		(4)	N/A	900,000	1,800,000
Benjamin R. Jackson
2017 OIP	2/4/2022	(1)							26,609	129.76	749,972
2017 OIP	2/4/2022	(2)				5,779	11,559	23,118			1,499,896
2017 OIP	2/4/2022	(3)				5,779	11,559	23,118			1,499,896
EBP		(4)	N/A	1,450,000	2,900,000
Lynn C. Martin
2017 OIP	2/4/2022	(1)							19,513	129.76	549,972
2017 OIP	2/4/2022	(2)				4,238	8,477	16,954			1,099,976
2017 OIP	2/4/2022	(3)				4,238	8,477	16,954			1,099,976
EBP		(4)	N/A	1,400,000	2,800,000
Christopher S. Edmonds
2017 OIP	2/4/2022	(1)							12,417	129.76	349,972
2017 OIP	2/4/2022	(2)				2,697	5,394	10,788			699,925
2017 OIP	2/4/2022	(3)				2,697	5,394	10,788			699,925
2022 OIP	5/13/2022	(5)				-	3,052	-			299,920
EBP		(4)	N/A	1,300,000	2,600,000

(1)

Represents stock options granted on February 4, 2022. The grant date fair value of these awards was calculated in accordance with ASC Topic 718 on the date of grant. Please see footnote 2 of our Summary Compensation Table for additional discussion of these grants.

(2)

Represents EBITDA-based PSUs granted on February 4, 2022 with a three-year vesting schedule (33.3% vesting on February 13, 2023, upon approval of 2022 actual performance compared to the targets, and 33.3% on each of February 13, 2024 and 2025 subject to continued employment). The number of shares issued is determined based on the accomplishment of a 2022 EBITDA target as well as the company’s TSR relative to the S&P 500 index. Please see the 2022 Executive Compensation—Equity Compensation section in the Compensation Discussion & Analysis for additional discussion of this grant. The grant date fair value of this award was calculated in accordance with ASC Topic 718, and such accounting is further described in Note 11 to our Consolidated Financial Statements for 2022 (filed with our Annual Report on Form 10-K). The actual EBITDA-based PSUs earned based on 2022 performance were 92.7% of the target amounts noted in the above table.

(3)

Represents TSR-based PSUs granted on February 4, 2022 with a three-year cliff vesting schedule (100% vesting on February 4, 2025, upon approval of actual performance compared to the targets). The number of shares issued is determined based on the company’s actual TSR performance compared to the companies in the S&P 500 Index over the three-year performance period January 1, 2022 through December 31, 2024. Please see the 2022 Executive Compensation—Equity Compensation section in the Compensation Discussion & Analysis for additional discussion of this grant. The grant date fair value of this award was calculated in accordance with ASC Topic 718.

(4)

Represents full-year target and maximum annual bonus payout levels. Bonus targets as a percentage of salary for 2022 were as follows: 250% of salary for Mr. Sprecher, 150% of salary for Mr. Gardiner, 200% of salary for Mr. Jackson, 200% of salary for Ms. Martin, and 200% of salary for Mr. Edmonds. Actual awards granted in any given year may range from no payout to bonus payments up to 200% of the established target levels. However, any bonus payment must be in accordance with the terms of the Annual Executive Bonus Plan. For fiscal year 2022, the Compensation Committee authorized cash payments at 97% of target based on our financial performance under the plan. These payments are reflected under the “Non-Equity Incentive Plan Compensation” column of our 2022 Summary Compensation Table.

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(5)

Represents RSUs granted on May 13, 2022 with a three-year vesting schedule (33.3% vesting on each of May 13, 2023, 2024, and 2025 subject to continued employment). The grant date fair value of this award was calculated in accordance with ASC Topic 718, and such accounting is further described in Note 11 to our Consolidated Financial Statements for 2022 (filed with our Annual Report on Form 10-K).

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table presents information relating to outstanding equity awards held by the NEOs for the fiscal year ended December 31, 2022, based on the price of our Common Stock on the NYSE at the time of closing on December 30, 2022, which was $102.59. References in the table to “2013 OIP” refer to the 2013 Omnibus Employee Incentive Plan, “2017 OIP” refer to the 2017 Omnibus Employee Incentive Plan and “2022 OIP” refer to the 2022 Omnibus Employee Incentive Plan. All values in the table reflect the 5-for-1 split of our Common Stock which occurred on November 3, 2016.

			Option Awards				Stock Awards

Name	Grant Date		Number of Securities Underlying Unexercised Options (# Exercisable) (1)	Number of Securities Underlying Unexercised Options (# Unexercisable) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Jeffrey C. Sprecher
2013 OIP	1/20/2015		83,110	-	41.59	1/20/2025
2013 OIP	1/14/2016		68,890	-	50.01	1/14/2026
2013 OIP	1/18/2017		203,206	-	57.31	1/18/2027
2017 OIP	2/8/2018		152,299	-	67.00	2/8/2028
2017 OIP	2/8/2019		139,158	-	76.16	2/8/2029
2017 OIP	2/7/2020		86,070	43,035	92.63	2/7/2030
2017 OIP	2/5/2021		31,566	63,133	114.19	2/5/2031
2017 OIP	2/4/2022		-	88,699	129.76	2/4/2032
2017 OIP	2/7/2020	(3)					24,699	2,533,870
2017 OIP	2/5/2021	(4)					35,145	3,605,526
2017 OIP	2/4/2022	(5)					35,719	3,664,412
2017 OIP	2/7/2020	(6)							27,852	2,857,337
2017 OIP	2/5/2021	(7)							37,656	3,863,129
2017 OIP	2/4/2022	(8)							38,532	3,952,998

A. Warren Gardiner
2017 OIP	2/4/2022		-	8,869	129.76	2/4/2032
2017 OIP	2/7/2020	(3)					1,723	176,763
2017 OIP	2/5/2021	(4)					3,677	377,223
2017 OIP	2/4/2022	(5)					3,571	366,412
2017 OIP	2/7/2020	(9)					450	46,166
2017 OIP	2/5/2021	(10)					876	89,869
2017 OIP	2/26/2021	(11)					1,813	185,996
2017 OIP	2/4/2022	(8)							3,853	395,279

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			Option Awards				Stock Awards

Name	Grant Date		Number of Securities Underlying Unexercised Options (# Exercisable) (1)	Number of Securities Underlying Unexercised Options (# Unexercisable) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Benjamin R. Jackson
2013 OIP	1/17/2014		9,670	-	41.37	1/17/2024
2013 OIP	1/20/2015		12,010	-	41.59	1/20/2025
2013 OIP	1/14/2016		9,945	-	50.01	1/14/2026
2013 OIP	1/18/2017		28,598	-	57.31	1/18/2027
2017 OIP	2/8/2018		39,341	-	67.00	2/8/2028
2017 OIP	2/8/2019		35,598	-	76.16	2/8/2029
2017 OIP	2/7/2020		22,017	11,009	92.63	2/7/2030
2017 OIP	2/5/2021		11,011	22,023	114.19	2/5/2031
2017 OIP	2/4/2022			26,609	129.76	2/4/2032
2017 OIP	2/7/2020	(3)					6,318	648,164
2017 OIP	2/5/2021	(4)					12,260	1,257,753
2017 OIP	2/4/2022	(5)					10,715	1,099,252
2017 OIP	2/7/2020	(6)							7,124	730,851
2017 OIP	2/5/2021	(7)							13,136	1,347,622
2017 OIP	2/4/2022	(8)							10,715	1,099,252

Lynn C. Martin
2013 OIP	1/14/2016		3,705	-	50.01	1/14/2026
2013 OIP	1/18/2017		19,065	-	57.31	1/18/2027
2017 OIP	2/8/2018		21,459	-	67.00	2/8/2028
2017 OIP	2/8/2019		19,417	-	76.16	2/8/2029
2017 OIP	2/7/2020		16,012	8,007	92.63	2/7/2030
2017 OIP	2/5/2021		8,075	16,150	114.19	2/5/2031
2017 OIP	2/7/2020	(3)					4,595	471,401
2017 OIP	2/5/2021	(4)					8,990	922,284
2017 OIP	12/3/2021	(12)					2,560	262,630
2017 OIP	2/4/2022	(5)					7,858	806,152
2017 OIP	2/7/2020	(6)							5,181	531,519
2017 OIP	2/5/2021	(7)							9,633	988,249
2017 OIP	2/4/2022	(8)							7,858	806,152

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			Option Awards				Stock Awards

Name	Grant Date		Number of Securities Underlying Unexercised Options (# Exercisable) (1)	Number of Securities Underlying Unexercised Options (# Unexercisable) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Christopher S. Edmonds
2013 OIP	1/18/2017		14,223	-	57.31	1/18/2027
2017 OIP	2/8/2018		11,383	-	67.00	2/8/2028
2017 OIP	2/8/2019		11,631	-	76.16	2/8/2029
2017 OIP	2/7/2020		8,006	4,003	92.63	2/7/2030
2017 OIP	2/5/2021		3,670	7,341	114.19	2/5/2031
2017 OIP	2/4/2022			12,417	129.76	2/4/2032
2017 OIP	2/7/2020	(3)					2,297	235,649
2017 OIP	5/13/2020	(13)					892	91,510
2017 OIP	2/5/2021	(4)					4,086	419,183
2017 OIP	2/4/2022	(5)					5,000	512,950
2022 OIP	5/13/2022	(14)					3,052	313,105
2017 OIP	2/7/2020	(6)							2,590	265,708
2017 OIP	2/5/2021	(7)							4,378	449,139
2017 OIP	2/4/2022	(8)							5,000	512,950

(1)

Stock options vest over a three-year period. Stock options granted prior to 2017 vest 33.33% on the one-year anniversary of the grant date and the balance vests ratably on a monthly basis over the remaining 24 months. Stock options granted beginning in 2018 vest 33.33% per year on the anniversary of the grant date.

(2)

Market value of stock awards is calculated based on the price of our Common Stock on the NYSE at the time of closing on December 30, 2022 ($102.59) times the number of shares or units of stock that have not vested.

(3)

Represents EBITDA-based PSUs granted on February 7, 2020 and earned based on the achievement of 2020 financial performance vs. a pre-established EBITDA target, as well as performance of ICE’s TSR vs. the S&P 500 Index. These PSUs vest and are settled over a three-year period (33.3% upon approval of 2020 actual performance compared to the target, and 33.3% on each of February 16, 2022 and 2023 subject to continued employment). Payout values reflect actual performance, which was 127.7% of the target performance level.

(4)

Represents EBITDA-based PSUs granted on February 5, 2021 and earned based on the achievement of 2021 financial performance vs. a pre-established EBITDA target, as well as performance of ICE’s TSR vs. the S&P 500 Index. These PSUs vest and are settled over a three-year period (33.3% upon approval of 2021 actual performance compared to the target, and 33.3% on each of February 15, 2023 and 2024 subject to continued employment). Payout values reflect actual performance, which was 140% of the target performance level.

(5)

Represents EBITDA-based PSUs granted on February 4, 2022 and earned based on the achievement of 2022 financial performance vs. a pre-established EBITDA target, as well as performance of ICE’s TSR vs. the S&P 500 Index. These PSUs vest and are settled over a three-year period (33.3% upon approval of 2022 actual performance compared to the target, and 33.3% on each of February 13, 2024 and 2025 subject to continued employment). Payout values reflect actual performance, which was 92.7% of the target performance level.

(6)

Represents TSR-based PSUs granted on February 7, 2020 and earned based on ICE’s TSR vs. the S&P 500 over a three-year period commencing 1/1/2020. These PSUs cliff vest in February 2023 upon approval of actual performance compared to the targets. Payout values reflect 80% of the target performance level.

(7)

Represents TSR-based PSUs granted on February 5, 2021 and earned based on ICE’s TSR vs. the S&P 500 over a three-year period commencing 1/1/2021. These PSUs cliff vest in February 2024 upon approval of actual performance compared to the targets. Payout values reflect 100% of the target performance level.

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(8)

Represents TSR-based PSUs granted on February 4, 2022 and earned based on ICE’s TSR vs. the S&P 500 over a three-year period commencing 1/1/2022. These PSUs cliff vest in February 2025 upon approval of actual performance compared to the targets. Payout values reflect 100% of the target performance level.

(9)	Represents RSUs granted on February 7, 2020, with a three-year vesting schedule (33.3% vesting on each of February 7, 2021, 2022, and 2023 subject to continued employment).

(10)	Represents RSUs granted on February 5, 2021, with a three-year vesting schedule (33.3% vesting on each of February 5, 2022, 2023, and 2024 subject to continued employment).

(11)	Represents RSUs granted on February 26, 2021, with a three-year vesting schedule (33.3% vesting on each of February 26, 2022, 2023, and 2024 subject to continued employment).

(12)	Represents RSUs granted on December 3, 2021, with a three-year vesting schedule (33.3% vesting on each of December 3, 2022, 2023, and 2024 subject to continued employment).

(13)	Represents RSUs granted on May 15, 2020, with a three-year vesting schedule (33.3% vesting on each of May 15, 2021, 2022, and 2023 subject to continued employment).

(14)	Represents RSUs granted on May 13, 2022, with a three-year vesting schedule (33.3% vesting on each of May 13, 2023, 2024, and 2025 subject to continued employment).

Option Exercises and Stock Vested During 2022

The following table presents information relating to stock option awards exercised and stock awards vested, respectively, during fiscal year 2022 for the NEOs.

	Option Awards Exercised in 2022		Stock Awards Vested in 2022

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting ($)(3)
Jeffrey C. Sprecher	196,278	12,637,001	122,398	15,150,734
A. Warren Gardiner	-	-	7,027	883,730
Benjamin R. Jackson	-	-	32,943	4,080,118
Lynn C. Martin	4,340	338,129	21,549	2,651,189
Christopher S. Edmonds	5,741	382,763	12,684	1,547,057

(1)

The amounts in this column are calculated by multiplying the number of shares acquired on exercise by the difference between the fair market value of our Common Stock on the date of exercise and the exercise price of the stock options.

(2)

These shares represent PSUs initially granted on February 8, 2019, February 7, 2020, and February 5, 2021, that vested in 2022. For Messrs. Gardiner and Edmonds and Ms. Martin these amounts also include shares of certain RSUs granted in prior years as follows: For Mr. Gardiner, RSU grants on February 8, 2019, February 7, 2020, February 5, 2021, and February 26, 2021, each with a three-year vesting schedule (33.3% vesting on each of February 8, 2020, 2021 and 2022; February 7, 2021, 2022, and 2023; February 5, 2022, 2023 and 2024; and February 26, 2022, 2023, and 2024 respectively, subject to continued employment). For Ms. Martin, RSUs granted on December 3, 2021 with a three-year vesting schedule (33.3% vesting on December 3, 2022, 2023 and 2024). For Mr. Edmonds RSUs granted on May 15, 2020 with a three-year vesting schedule (33.3% vesting on May 15 2021, 2022 and 2023).

(3)	The amounts in this column are calculated by multiplying the number of shares that in each case vested during 2022 by the fair market value of our Common Stock on the applicable vesting date.

2022 Pension Benefits

We do not offer an active defined benefit pension plan or any other form of active supplemental executive retirement plan.

2022 Nonqualified Defined Contribution and Other Deferred Compensation Plans

We do not maintain any nonqualified defined contribution plans or active nonqualified deferred compensation plans, such as a supplemental executive retirement plan, 401(k) excess plan, or other vehicles to defer the receipt of cash or equity compensation.

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Employment Agreements and Other Factors Affecting 2022 Compensation

We have entered into employment agreements with each of the NEOs that contain provisions that govern compensation in the event of termination for cause, termination by ICE unrelated to a Change in Control, and termination by ICE after a Change in Control. The material provisions regarding the employment agreements and the provisions governing these termination scenarios are described below.

Term of Employment

The employment agreement for Mr. Sprecher provides for an initial employment term of three years, which will be automatically extended for one (1) day each day during the term of each agreement so that the remaining term of the agreement is always three (3) years, unless either ICE or the executive, prior to the date of extension, give written notice to the other that there will be no extension. The effect of this provision is to ensure that the term remaining under any of these agreements is never more or less than the initial term. The employment agreements for Messrs. Gardiner, Jackson and Edmonds and Ms. Martin provide for an initial employment term of two years. Each day, this term will be automatically extended for one day so that there are always two years remaining in the term at any time.

Base and Bonus Compensation

The employment agreements for the NEOs provide for an initial annual base salary, subject to increase, and an annual bonus that is reasonable in light of the executive’s contribution for that year as well as contributions made by, and bonuses paid to, ICE’s other senior executives for such year. In addition, each of the NEOs is also entitled to receive, from time to time, grants of awards under our equity plans, in each case as determined by the Compensation Committee or by the Board of Directors as a whole.

Non-competition

Mr. Sprecher agrees under his employment agreement that for the term of his employment agreement or, if less, for the one-year period (or, for Messrs. Gardiner, Jackson and Edmonds and Ms. Martin, the eighteen month period) which starts on the date that their employment terminates, they will not assume or perform any managerial or supervisory responsibilities and duties that are substantially the same as those that they perform for ICE for any other business entity that engages in operating global commodity and financial products marketplaces for the trading of physical commodities, futures contracts, options contracts, and other derivative instruments, providing risk management tools and clearing services, providing brokerage services, and providing market data relating to these services in which ICE is engaged as of the date of termination of the executive’s employment or in which ICE proposes to engage under its business plan as in effect on such date, if any site of any of the offices or equipment of such competitive business is located in the U.S., Canada, the U.K. or Singapore.

The employment agreements provide that each executive may own 5% or less of the stock of a publicly traded company that engages in such competitive business, so long as they are only passive investors and are not actively involved in such company in any way.

Non-solicitation

Each of the NEOs is restricted from soliciting, for the purpose of competing with ICE or its affiliates, any of its customers or customers of its affiliates with whom the executive had contact, knowledge or association (i) at any time during the executive’s employment with ICE or its affiliates and (ii) at any time during the twenty-four month period (the eighteen-month period for Messrs. Gardiner, Jackson and Edmonds and Ms. Martin) immediately preceding the beginning of the “restricted period.” “Restricted period” means, for Mr. Sprecher, the term of the executive’s employment agreement, including after termination of employment, the remainder of the term of the agreement without regard to the reason for the executive’s termination of employment (as such initial term may have been extended under the agreement). For Messrs. Gardiner, Jackson and Edmonds and Ms. Martin, “restricted period” means the eighteen-month period after termination of employment, without regard to the reason for termination of employment.

Confidentiality Provisions

Each of the NEOs is subject to customary confidentiality provisions during the term of employment and for at least a five-year period after termination, and each executive must not use or disclose any of ICE’s trade secrets for as long as they remain trade secrets.

Termination for Cause or Executive Resignation Other than for Good Reason

For each of the NEOs, if ICE terminates the executive for “Cause,” as such term is defined below, if the executive resigns other than for “Good Reason,” as such term is defined below, or if the executive’s employment terminates as a result of death or disability, ICE must pay the executive, among other benefits, all accrued but unpaid salary, annual bonus, if any, and unreimbursed expenses. If an executive’s employment terminates as a result of death, any unvested stock options, unvested RSUs and unvested PSUs will become immediately vested.

Qualifying Termination Unrelated to a Change in Control

For each of the NEOs, if there is a termination of employment by ICE without “Cause” or resignation by the executive for “Good Reason” (each, a “Qualifying Termination”) that is unrelated to a “Change in Control,” as such terms are defined below, ICE must pay a lump sum

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cash payment equal to (i) the amount of salary the executive would have received over the remainder of the term of employment and (ii) three (3) times (two (2) times in the case of Messrs. Gardiner, Jackson and Edmonds and Ms. Martin), the greater of the average of the last three bonuses and the last bonus paid to the executive prior to termination. In addition, for Mr. Sprecher, any stock options or other equity awards granted (including performance-based awards which were earned but not vested for any performance period that was completed as of the termination of employment) will become exercisable or vest upon the executive’s termination. For Messrs. Gardiner, Jackson and Edmonds and Ms. Martin, any stock options or other equity awards granted (including performance-based awards which were earned but not vested for any performance period that was completed as of the termination of employment) that would otherwise vest in the two-year period following termination will become exercisable or vest upon termination. Performance-based awards for any performance period in progress as of the termination of employment will be earned based on actual performance as determined after completion of the performance period, in accordance with the terms of such grants, and such earned awards will fully vest on such determination date.

Further, for Mr. Sprecher, ICE is required to continue to make available coverage under the employee benefits plans as if the executive remained employed for the “Welfare Benefit Continuation Period”, defined as the shorter of two years and the balance of the term of the employment agreement. Messrs. Gardiner, Jackson and Edmonds and Ms. Martin are eligible to receive a lump sum cash payment in respect of costs they would incur for two years’ group health coverage under COBRA.

“Cause,” as used in the employment agreements for each of the NEOs, generally means: (i) the employee is convicted of, pleads guilty to or otherwise admits to any felony or act of fraud, misappropriation or embezzlement; (ii) the employee knowingly engages or fails to engage in any act or course of conduct that (a) is reasonably likely to adversely affect ICE’s rights or qualification under applicable laws, rules or regulations to serve as an exchange or other form of a marketplace for trading the products defined in the non-competition section or (b) violates the rules of any exchange or market on which ICE effects trades (or at such time is actively contemplating effecting trades) and is reasonably likely to lead to a denial of ICE’s right or qualification to effect trades on such exchange or market; (iii) there is any act or omission by the employee involving malfeasance or gross negligence in the performance of his or her duties and responsibilities or the exercise of his or her powers to the material detriment of ICE; or (iv) the employee (a) breaches any of the covenants made under his employment agreement or (b) violates any provision of any code of conduct adopted by ICE that applies to him or her if the consequence to such violation ordinarily would be a termination of his or her employment.

“Change in Control,” as used in the employment agreements for each of the NEOs, generally means: (i) any person is or becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of any outstanding ICE securities eligible to vote in an election of directors (subject to certain exceptions, including if such person is the executive, an entity controlled by the executive or group of which the executive is a member); (ii) any dissolution or liquidation of ICE or any sale or disposition of 50% or more of ICE’s assets or business; or (iii) the consummation of any reorganization, merger, consolidation or share exchange or similar form of corporate transaction involving ICE, unless (a) the persons who were the beneficial owners of outstanding ICE securities eligible to vote in an election of directors immediately before the consummation of such transaction hold more than 60% of the voting power immediately following the consummation of such transaction, and (b) each such person holds such securities in substantially the same proportion immediately following the consummation of such transaction as each such person had held immediately prior to the consummation of such transaction.

“Good Reason,” as used in the employment agreements for each of the NEOs, generally means: (i) there is a material reduction in the executive’s base salary or opportunity to receive any annual bonus and equity grants without the executive’s express written consent; (ii) there is a material reduction in the scope, importance or prestige of the executive’s duties; (iii) executive is transferred to a work site that is more than thirty miles from his or her then current work site; (iv) after a Change in Control, executive’s job title is materially changed or executive is no longer provided the same or substantially equivalent plans, programs and policies; (v) there is a material breach of the executive’s employment agreement; (vi) executive receives notice of non-renewal during the three years following a Change in Control; (vii) the failure of any successor to ICE to expressly assume executive’s employment agreement; or (viii) in the case of Mr. Sprecher, ICE fails to nominate Mr. Sprecher for re-election to the Board of Directors.

Qualifying Termination Following a Change in Control

For each of the NEOs, if the Qualifying Termination occurs following, or within 180 days prior to, the effective date of a Change in Control of ICE, ICE must pay the executive a lump sum amount of cash equal to three (3) times (two (2) times in the case of Messrs. Gardiner, Jackson and Edmonds and Ms. Martin) (i) the executive’s salary and (ii) the greater of the average of the last three bonuses paid to executive prior to termination, the last bonus paid to executive prior to the effective date of a Change in Control and the last bonus paid to executive prior to termination. In addition, any stock options or other equity awards granted (including performance-based awards which were earned but not vested for any performance period that was completed as of the termination of employment) will become exercisable or vest upon the executive’s termination. Performance-based awards for any performance period in progress as of the termination of employment will be earned based on actual performance as determined after completion of the performance period, in accordance with the terms of such grants, and such earned awards will fully vest on such determination date. The executive will be entitled to exercise stock options that had been granted after entering into the employment agreement for the same period as if the executive had continued in employment through the remainder of the employment term.

44  INTERCONTINENTAL EXCHANGE  2023 Proxy Statement

EXECUTIVE COMPENSATION

Further, for Mr. Sprecher, ICE must continue to make available coverage under the employee benefits plans as if the executive remained employed for the Welfare Benefit Continuation Period. Messrs. Gardiner, Jackson and Edmonds and Ms. Martin are each eligible to receive a lump sum cash payment in respect of their costs for two years’ group health coverage under COBRA.

No officers, including the NEOs, are eligible for any “golden parachute” excise tax gross-up.

2022 Potential Payments upon Termination or Change in Control

The following table presents the estimated benefits and payments for termination of the NEOs unrelated to a Change in Control and following, or within 180 days prior to, a Change in Control, assuming the termination took place on the last business day of the most recently completed fiscal year. For certain items below, the values are based on the closing price of $102.59 for our Common Stock on the NYSE on December 30, 2022. Other applicable terms for these benefits and payments are discussed above under Termination by ICE Unrelated to a Change in Control and Termination Following a Change in Control.

Name	Termination for Cause ($)	Voluntary Resignation Other Than for Good Reason ($)	Disability ($) (4)	Death ($) (4)	Termination by ICE Unrelated to a Change in Control ($)	Termination Following a Change in Control ($)
Jeffrey C. Sprecher
Cash Severance (1)	-	-	-	-	12,255,000	12,255,000
Cost of Welfare Benefits Continuation (2)	-	-	-	-	30,540	30,540
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	25,432,176	25,432,176	25,432,176
Total:	0	0	0	25,432,176	37,717,716	37,717,716
A. Warren Gardiner
Cash Severance (1)	-	-	-	-	2,685,000	2,685,000
Cost of Welfare Benefits Continuation (2)	-	-	-	-	55,527	55,527
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	1,705,411	1,705,411	1,705,411
Total:	0	0	0	1,705,411	4,445,938	4,445,938
Benjamin R. Jackson
Cash Severance (1)	-	-	-	-	4,582,000	4,582,000
Cost of Welfare Benefits Continuation (2)	-	-	-	-	50,460	50,460
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	6,818,514	6,818,514	6,818,514
Total:	0	0	0	6,818,514	11,450,974	11,450,974
Lynn C. Martin
Cash Severance (1)	-	-	-	-	3,668,000	3,668,000
Cost of Welfare Benefits Continuation (2)	-	-	-	-	0	0
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	5,256,889	5,256,889	5,256,889
Total:	0	0	0	5,256,889	8,924,889	8,924,889
Christopher S. Edmonds
Cash Severance (1)	-	-	-	-	3,325,000	3,325,000
Cost of Welfare Benefits Continuation (2)	-	-	-	-	55,527	55,527
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	3,057,437	3,057,437	3,057,437
Total:	0	0	0	3,057,437	6,437,964	6,437,964

(1)

These amounts represent the cash severance payments in accordance with employment agreements in effect as of December 31, 2022 (as discussed in the preceding narrative) under the termination scenarios described in the table. These calculations assume all earned base salary and

2023 Proxy Statement  INTERCONTINENTAL EXCHANGE  45

EXECUTIVE COMPENSATION

annual incentive payments have been paid. For a termination unrelated to a Change in Control, the duration of the remaining employment term has been assumed to equal three years for Mr. Sprecher. For Messrs. Gardiner, Jackson and Edmonds and Ms. Martin, the remaining term has been assumed to be two years. Also, in light of the assumed termination date of December 31, 2022, the fiscal year 2021 bonus that was paid in February 2022 is the last bonus paid for purposes of the severance calculation under the employment agreements.

(2)

For Mr. Sprecher, the welfare benefit costs include estimated continuation costs of medical, dental and basic life insurance premiums, as may be called for in the employment agreement. For Messrs. Gardiner, Jackson, Edmonds and Ms. Martin, the welfare benefit costs include estimated costs to Messrs. Gardiner, Jackson, Edmonds and Ms. Martin of two years’ group health coverage under COBRA. Ms. Martin was not enrolled in ICE’s group health coverage in 2022.

(3)

The market value of stock awards is calculated based on the closing price of our Common Stock on NYSE on December 30, 2022: $102.59. These costs include the acceleration of vesting of unvested equity awards (including the value of unvested dividend equivalent rights) under termination scenarios as described above, with the value of options based on the “spread” between $102.59 and the option’s strike price at December 30, 2022 and the value of any PSUs with open measurement periods assumed to vest at target. These amounts do not include the value of vested equity awards outstanding as of December 30, 2022.

(4)

The amounts reported in the table above do not reflect payments upon an NEO’s disability or death under our supplemental disability insurance benefit and life insurance benefit programs, respectively. See the 2022 Direct Compensation—Other Compensation and Benefits section of the Compensation Discussion & Analysis for a description of these benefits.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Mulhern, Ms. Cooper, and Lord Hague served as members of our Compensation Committee during 2022. None of Mr. Mulhern, Ms. Cooper, and Lord Hague is or ever was an officer or employee of the Company. None of our executive officers or directors serves (or, during any time in 2022, served) as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

NON-EMPLOYEE DIRECTOR COMPENSATION

As with our executive compensation program, the Compensation Committee utilizes the services of an independent compensation consultant to benchmark the competitiveness of our director compensation program, including compensation offered for service on subsidiary boards. During 2022, the Compensation Committee reviewed a director compensation benchmarking report from CAP that analyzed each aspect of director compensation against the same peer companies that were utilized for the executive compensation benchmarking report. Based on the results of this report and consultation with its compensation consultant, the Compensation Committee approved the following non-employee director compensation pay levels for 2022:

•	An annual retainer of $100,000;

•

An annual retainer of $15,000 for committee members of the Audit Committee and $10,000 for committee members of the Compensation Committee, Nominating & Corporate Governance Committee and Risk Committee;

•

An annual retainer for committee chairpersons (in lieu of the committee member retainers described above) of $30,000 for the Audit Committee, $25,000 for the Compensation Committee, and $20,000 for the Nominating & Corporate Governance Committee and Risk Committee;

•	A lead independent director fee of $50,000; and

•

A grant of $195,000 in the form of RSUs that vest one year from the date of grant (with the number of units calculated at the time of grant by dividing the annual grant value by the closing price per share on the grant date).

Directors do not receive fees for individual Board of Directors or committee meetings in addition to the annual retainers referenced above. Directors who are also ICE employees do not receive additional compensation for serving as directors.

46  INTERCONTINENTAL EXCHANGE  2023 Proxy Statement

NON-EMPLOYEE DIRECTOR COMPENSATION

Subsidiary Board Service and Compensation

In addition to serving on the Board of Directors, many of our non-employee directors also serve as directors on the board of directors or managers on the board of managers of our subsidiaries. We believe it is important for Board members to serve on our subsidiary boards to provide a consistent perspective on Company strategy, values and governance. In 2022, seven of our current non-employee directors served as members of the boards of our regulated subsidiaries as illustrated below:

Independent Director	ICE Clear Credit	ICE Futures Europe	ICE Futures U.S.	ICE Mortgage Services	ICE NGX Canada	NYSE Subs.	ICE Swap Trade	ICE Trade Vault	ICE Clear Europe	ICE Mortgage Technology
Hon. Sharon Y. Bowen (1)						X(Chair)
Duriya M. Farooqui (2)					X	X
Lord Hague of Richmond (3)		X(Chair)
Mark F. Mulhern (4)										X
Caroline L. Silver (5)									X(Chair)
Judith A. Sprieser (6)	X			X
Martha A. Tirinnanzi (7)				X						X

(1)	In 2022, Ms. Bowen attended a total of ten board and committee meetings for NYSE subsidiaries.

(2)	In 2022, Ms. Farooqui attended a total of eight board and committee meetings for ICE NGX Canada and a total of ten board and committee meetings for NYSE subsidiaries.

(3)	In 2022, Lord Hague attended a total of nine board and committee meetings for ICE Futures Europe.

(4)	In 2022, Mr. Mulhern attended a total of eight board and committee meetings for ICE Mortgage Technology.

(5)	In 2022, Ms. Silver attended a total of 12 board meetings for ICE Clear Europe.

(6)	In 2022, Ms. Sprieser attended a total of nine board and committee meetings for ICE Clear Credit and a total of eight board and committee meetings for ICE Mortgage Services.

(7)	In 2022, Ms. Tirinnanzi attended a total of eight board and committee meetings for ICE Mortgage Services and a total of eight board and committee meetings for ICE Mortgage Technology.

Given the significant level of responsibility, regulatory oversight of subsidiary activities, and director time commitment to serve on subsidiary boards, we provide compensation to non-employee directors for their service on these subsidiary boards (as illustrated in the below table). Each of these subsidiary boards meets independently and generally holds four or more meetings a year, plus subsidiary committee meetings. Accordingly, with the assistance of CAP, we have structured subsidiary compensation to include elements similar to Board compensation (i.e., board retainer and committee retainers). We also provide office space for certain of our directors that serve as chair of the board of directors of an operating subsidiary.

In 2017, we received stockholder approval for, and we implemented, an amendment to our 2013 Omnibus Non-Employee Director Incentive Plan to formally institute a maximum annual compensation level of $850,000 per year (including cash and equity-based compensation from Board service and subsidiary board service, as may be applicable) which has carried over to our 2022 Omnibus Non-Employee Director Incentive Plan approved by shareholders in May 2022. As noted in the table below, all of our directors were below this limit in 2022.

2023 Proxy Statement  INTERCONTINENTAL EXCHANGE  47

NON-EMPLOYEE DIRECTOR COMPENSATION

2022 Director Compensation Table

The following table presents information relating to compensation for our non-employee directors for the fiscal year ending December 31, 2022.

Name and Principal Position	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Hon. Sharon Y. Bowen	110,000	194,968	108,095	413,063
Shantella E. Cooper	122,540	194,968	-	317,508
Charles R. Crisp (4)	46,627	99,941	110,000	256,568
Duriya M. Farooqui	115,000	194,968	90,000	399,968
Lord Hague of Richmond	120,000	219,928	123,760	463,688
Mark F. Mulhern	130,675	194,968	55,000	380,643
Thomas E. Noonan	161,349	194,968	-	356,317
Frederic V. Salerno (4)	63,413	-	101,746	165,159
Caroline L. Silver	110,000	219,928	137,628	467,556
Judith A. Sprieser	140,000	219,928	125,000	484,928
Vincent Tese (4)	46,627	124,999	125,000	296,626
Martha A. Tirinnanzi	92,217	194,968	110,000	397,185

(1)	The amounts in this column represent fiscal year 2022 cash payments for Board and committee retainers.

(2)

The amounts in this column represent the aggregate fair value of RSUs granted for ICE Board and subsidiary board service in the 2022 calendar year calculated in accordance with ASC Topic 718, which is equal to our closing stock price on the grant date, $98.27, times the number of RSUs granted. Annual grants to directors were approved on May 12, 2022. As of December 31, 2022, each of Messrs. Mulhern and Noonan and Mses. Bowen, Cooper, Farooqui, and Tirinnanzi held 1,984 unvested RSUs; each of Lord Hague and Mses. Silver and Sprieser held 2,238 unvested RSUs, Mr. Crisp held 1,017 unvested RSUs, and Mr. Tese held 1,272 unvested RSUs. Mr. Salerno was not awarded RSUs as he did not stand for re-election at the 2022 Annual Meeting of Stockholders.

(3)

The amounts in this column represent fees paid in cash to directors that also served as members of the boards of directors of our regulated subsidiaries: ICE Futures Europe, ICE Clear Europe Limited, ICE Clear Credit, LLC, ICE Futures U.S., Inc., ICE Trade Vault, LLC, ICE Swap Trade, ICE NGX Canada Inc., ICE Mortgage Services, LLC, ICE Mortgage Technology, Inc., New York Stock Exchange, LLC, NYSE American LLC, NYSE Arca, Inc., NYSE AMEX Options LLC, and NYSE National, Inc.

(4)

These amounts represent payment for Messrs. Crisp’s, Salerno’s, and Tese’s partial year of Board and committee service, as they did not stand for re-election at the 2022 Annual Meeting of Stockholders.

48  INTERCONTINENTAL EXCHANGE  2023 Proxy Statement

NON-EMPLOYEE DIRECTOR COMPENSATION

As required, the above table represents the value of all compensation paid to our directors, including fees paid for both Board service and subsidiary board service, on a combined basis. The table immediately below illustrates compensation paid to our directors for service on the Board exclusively and is a more accurate comparator when evaluating Board compensation at Intercontinental Exchange relative to other public peers.

Name and Principal Position	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Hon. Sharon Y. Bowen	110,000	194,968	-	304,968
Shantella E. Cooper	122,540	194,968	-	317,508
Charles R. Crisp (4)	46,627	-	-	46,627
Duriya M. Farooqui	115,000	194,968	-	309,968
Lord Hague of Richmond	120,000	194,968	-	314,968
Mark F. Mulhern	130,675	194,968	-	325,643
Thomas E. Noonan	161,349	194,968	-	356,317
Frederic V. Salerno (4)	63,413	-	-	63,413
Caroline L. Silver	110,000	194,968	-	304,968
Judith A. Sprieser	140,000	194,968	-	334,968
Vincent Tese (4)	46,627	-	-	46,627
Martha A. Tirinnanzi	92,217	194,968	-	287,185

(1)	The amounts in this column represent fiscal year 2022 cash payments for Board and committee retainers.

(2)

The amounts in this column represent the aggregate fair value of RSUs granted for ICE Board service in the 2022 calendar year calculated in accordance with ASC Topic 718, which is equal to our closing stock price on the grant date, $98.27, times the number of RSUs granted. These amounts exclude grants made in connection with subsidiary board service. Annual grants to directors were approved on May 12, 2022. As of December 31, 2022, each of Messrs. Mulhern and Noonan and Mses. Bowen, Cooper, Farooqui, and Tirinnanzi held 1,984 unvested RSUs; each of Lord Hague and Mses. Silver and Sprieser held 2,238 unvested RSUs.

(3)

Excludes fees paid in cash to directors that also served as members of the boards of directors of our regulated subsidiaries: ICE Futures Europe, ICE Clear Europe Limited, ICE Clear Credit, LLC, ICE Futures U.S., Inc., ICE Trade Vault, LLC, ICE Swap Trade, ICE NGX Canada Inc., ICE Mortgage Services, LLC, ICE Mortgage Technology, Inc., New York Stock Exchange, LLC, NYSE American LLC, NYSE Arca, Inc., NYSE AMEX Options LLC, and NYSE National, Inc.. These amounts are reflected in the 2022 Director Compensation Table above, as required by Item 402(k) of Regulation S-K. The table above illustrates compensation paid to our directors for service on the Board exclusively and is a more accurate comparator when evaluating Board compensation at Intercontinental Exchange relative to other public peers.

(4)

These amounts represent payment for Messrs. Crisp’s, Salerno’s, and Tese’s partial year of Board and committee service, as they did not stand for re-election at the 2022 Annual Meeting of Stockholders.

2023 Proxy Statement  INTERCONTINENTAL EXCHANGE  49

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the above Compensation Discussion & Analysis with management, and based upon such review and discussion, has recommended to the Board of Directors that the Compensation Discussion & Analysis be included in ICE’s Proxy Statement for the 2023 Annual Meeting of Stockholders.

Compensation Committee:

Mark F. Mulhern, Chair

Shantella E. Cooper

The Rt. Hon. The Lord Hague of Richmond

PAY RATIO

Our median employee was identified based on target total cash compensation, measured as base salary plus target annual bonus plus commission, from our employee population as of December 31, 2022. As we are a U.S.-based entity and our Chief Executive Officer, Jeffrey Sprecher, is paid in U.S. dollars (“USD”), all amounts paid in currency other than USD were converted to USD prior to identification of the median employee. Mr. Sprecher had 2022 annual total compensation of $16,703,980, as reflected in the 2022 Summary Compensation Table above. Our identified median employee’s annual total compensation for 2022, as calculated using the same methodology, was $134,301. As a result, we estimate that Mr. Sprecher’s 2022 annual total compensation was approximately 124 times that of our median employee.

50  INTERCONTINENTAL EXCHANGE  2023 Proxy Statement

PAY VERSUS PERFORMANCE
In accordance with Item 402(v) of Regulation
S-K,
the following disclosure is provided about the relationship between executive compensation and the Company’s performance on select financial metrics. The “Compensation Actually Paid” and other compensation figures shown here are calculated in accordance with applicable regulatory guidance. More information on the Company’s compensation program and decisions for the 2022 performance year can be found in the
Compensation Discussion and Analysis
.

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)		Average Summary Compensation Table Total for non-CEO NEOs(1)(3)	Average Compensation Actually Paid to non-CEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based on:		Net Income (in millions)(6)	Adjusted EBITDA (in millions)(7)
						Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)(5)
2022	$16,703,980	-$	720,835	$4,370,473	$1,439,562	$115.12	$102.76	$1,446	$4,760
2021	$14,788,386		$27,305,887	$4,055,015	$6,472,548	$151.31	$130.28	$4,058	$4,627
2020	$14,536,259		$32,859,165	$4,731,858	$9,220,503	$126.15	$119.15	$2,089	$3,668

(1)	Represents the total compensation for our CEO, Mr. Sprecher, and the average t otal c ompensation for our non-CEO NEOs from the Summary Compensation Table for 2022, 2021, and 2020.

(2)
Represents the total compensation from the Summary Compensation Table for our CEO and the average total compensati on for
our
non-CEO
NEOs during 2022, 2021, and 2020 as adjusted to reflect changes in the fair value of outstanding stock and option awards in accordance with Item 402(v) of Regulation
S-K.
The table details the adjustments.

Reconciliation of Summary Compensation Totals and Compensation Actually Paid	2022				2021				2020
	CEO		Average Non- CEO NEOs		CEO		Average Non- CEO NEOs		CEO	Average Non- CEO NEOs
Summary Compensation Table Total		$16,703,980		$4,370,473		$14,788,386		$4,055,015	$14,536,259	$4,731,858
- Stock and Option Awards (a)		$12,499,797		$2,449,833		$10,749,866		$2,129,927	$10,749,860	$2,712,415
+ Year End Fair Value of Equity Awards Granted in the Applicable Year		$8,818,596		$1,753,552		$17,460,293		$3,371,012	$18,768,614	$4,735,616
+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End	-$	11,818,153	-$	1,959,594		$6,127,842		$1,240,419	$9,607,500	$2,312,399
+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	-$	2,243,717	-$	334,757	-$	495,424	-$	98,789	$625,235	$135,025
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation		$318,256		$59,721		$174,656		$34,818	$71,417	$18,020
Compensation Actually Paid	-$	720,835		$1,439,562		$27,305,887		$6,472,548	$32,859,165	$9,220,503

(a)	Represents the aggregate grant date fair value of all equity awards reported in the Stock Awards and Stock Option Awards columns in the Summary Compensation Table for the applicable year.

(b)
Represents the sum of the fair value of all equity awards granted during the covered fiscal year, measured at the end of the year plus
the change in fair value of unvested awards granted in prior fiscal years, measured at the end of the covered fiscal year (or, for awards that vested in the covered fiscal year, as of the vesting date). The valuation methodology used to calculate fair values are consistent with those used at the time of grant.

(3)
Our
non-CEO
NEOs include the following individuals for each year: for 2022, Messrs. Gardiner, Jackson, Edmonds and Ms. Martin; for 2021, Messrs., Gardiner, Hill, Jackson, Goone, and Ms. Martin; and for 2020, Messrs. Hill, Jackson, Goone, and Ms. Martin.

(4)	Total Shareholder Return for each fiscal year is based on a $100 common equity investment at the close of December 31, 2019 measuring through and including the end of the applicable year.

(5)	The Peer Group reflects the Company’s compensation benchmarking peer group in each applicable year, as defined in each proxy statement.

(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(7)
Represents the most important financial performance measure not otherwise reported in the above table that is used by the Company to link actual compensation paid during the most recent fiscal year to the Company’s performance, as required pursuant to Item 402(v) of Regulation
S-K.
Adjusted EBITDA is defined
 as
.

2023 Proxy Statement

INTERCONTINENTAL EXCHANGE

51

Relationship Between Compensation and Financial Performance
The table below shows the relationship between the compensation actually paid to the CEO and Average non-CEO
NEOs relative to net income and adjusted EBITDA for 2022, 2021, and 2020.

The table below shows the relationship between the compensation actually paid to the CEO and Average non-CEO
N
EO
s relative to TSR for ICE and the peer group for 2022, 2021, and 2020.

The Compensation Committee considers the following (unranked) financial measures to be the most important in aligning the short- and long-term incentive compensation of our CEO and other NEOs with performance:

•	Net Revenues

•	Adjusted Consolidated Net Income Attributable to ICE

•	Adjusted EBITDA

•	Relative Total Shareholder Return

•	Strategic MBOs

52

INTERCONTINENTAL EXCHANGE

2023 Proxy Statement

PROPOSAL RELATING TO AN ADVISORY RESOLUTION TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

PROPOSAL 3 — ADVISORY RESOLUTION ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, our Board of Directors is asking you to vote on a proposal commonly known as a “say on pay frequency” proposal, which gives our stockholders the opportunity to advise our Board of Directors on how often we should conduct an advisory stockholder vote on the compensation of our NEOs. We are required to seek an advisory stockholder vote on the frequency of future say on pay votes at least once every six years, although we may seek stockholder input more frequently. As this is an advisory vote, the result will not be binding; however, our Board of Directors values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering how frequently we should conduct an advisory vote on the compensation of our NEOs.

You are voting on the following resolution which reads:

RESOLVED, that a non-binding advisory vote of ICE’s stockholders to approve the compensation of ICE’s named executive officers shall be held at an annual meeting of stockholders, beginning with the 2023 Annual Meeting of Stockholders, (i) annually, (ii) biennially, or (iii) triennially.

The enclosed proxy card gives you four choices for voting on this item. You can choose whether the say on pay vote should be conducted annually (every year), biennially (every two years), or triennially (every three years). You may also abstain from voting on this item. You are not voting to approve or disapprove the Board of Director’s recommendation on this item.

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR CONDUCTING AN “ANNUAL” ADVISORY VOTE ON THE COMPENSATION OF OUR NEOS.

2023 Proxy Statement  INTERCONTINENTAL EXCHANGE  53

AUDIT MATTERS

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of our financial reporting, compliance with legal and regulatory requirements, systems of internal controls, qualifications and independence of our independent registered public accounting firm, performance of our internal audit function and our independent registered public accounting firm, financial reporting processes and such other functions as the Board may assign from time to time. The Audit Committee spent substantial time on matters involving tax regulation changes and the Company’s treasury activity. The Audit Committee is responsible for the appointment, retention, evaluation, compensation, which includes the fee negotiation, and oversight of our independent registered public accounting firm.

The Audit Committee annually reviews Ernst & Young LLP’s qualifications, performance and independence in connection with its determination as to whether to retain Ernst & Young LLP as our independent registered public accounting firm. In conducting its review, the Audit Committee considered, among other things:

•	the firm’s independence and integrity;

•	the quality and efficiency of the services provided, including performance of the Ernst & Young LLP lead partner and the audit team;

•	the firm’s relevant industry expertise and geographical reach;

•	the extent and quality of its communications with the Audit Committee and our management;

•

the firm’s demonstrated capability, expertise and efficiency in which it handles the breadth and complexity of our global operations, including the use of technology, specialists, and subject matter experts;

•

the firm’s depth of institutional knowledge and understanding of our global businesses, operations and systems, the various industries, including the global regulatory environment, U.S. and international accounting standards, the potential effect on the financial statements of the significant risks and exposures facing us, and our internal control over financial reporting;

•

external data relating to Ernst & Young LLP’s audit quality and performance, including recent Public Company Accounting Oversight Board (the “PCAOB”) reports on Ernst & Young LLP (including its global network of firms), and the results of peer review and self-review examinations;

•	the results of management’s annual assessment process to evaluate the firm’s performance; and

•	the appropriateness of fees.

The Audit Committee also works with our management team in selecting the lead partner on our account and meets with the lead partner before being put into that role. Our lead partner has been in that position since the beginning of 2023 and will be subject to mandatory rotation in 2028.

Our Board of Directors has adopted an Audit Committee Charter, which sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee Charter is available on our website at www.intercontinentalexchange.com under the links “About Us—Investor Relations—Governance—Governance Overview—Charter of the Audit Committee.” The Audit Committee held six meetings during the fiscal year ended December 31, 2022. The Audit Committee reviewed and discussed with management and Ernst & Young LLP our audited financial statements for the fiscal year ended December 31, 2022. The Committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee also received the written disclosures and letter from Ernst & Young LLP required by Rule 3526 of the PCAOB (Communications with Audit Committees Concerning Independence) and has discussed with Ernst & Young LLP its independence. The Audit Committee reviewed the audit and non-audit services provided by Ernst & Young LLP for the fiscal year ended December 31, 2022 and determined to engage Ernst & Young LLP as the independent registered public accounting firm of ICE for the fiscal year ending December 31, 2023. The Audit Committee meets to review and approve the financial information in each of our quarterly reports on Form 10-Q and our annual report on Form 10-K. During these meetings, the Audit Committee reviews any accounting, tax and treasury issues, including any identified critical audit matters, and events that arose during the quarter, reviews legal matters that may significantly impact our financial statements, reviews our earnings press release, meets with representatives of our internal audit department to discuss Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) matters and the status of internal audits and discusses the audit or review process conducted by Ernst & Young LLP. The Audit Committee also is responsible for the appointment and replacement, if necessary, of the Chief Audit Executive and consults with management regarding the performance of the Chief Audit Executive. The Audit Committee makes the final determination of the annual compensation of the Chief Audit Executive based on recommendations from the Compensation Committee and senior management.

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AUDIT MATTERS

Based upon the Audit Committee’s review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Audit Committee:

Judith A. Sprieser, Chair

Duriya M. Farooqui

Mark F. Mulhern

Martha A. Tirinnanzi

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PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The Audit Committee of our Board of Directors, in accordance with its charter and authority delegated to it by the Board of Directors, has appointed the firm of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board of Directors has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting. Ernst & Young LLP has audited our financial statements since 2002 and is considered by our Audit Committee to be well qualified. Our organizational documents do not require that our stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. We are seeking stockholder ratification because we believe doing so is good corporate practice and our Audit Committee believes appointing Ernst & Young LLP to be in the best interest of our stockholders. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment, but may still retain Ernst & Young LLP.

Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AND THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

INFORMATION ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

Audit and Non-Audit Fees

Aggregate fees for professional services rendered for us by Ernst & Young LLP as of and for the fiscal years ended December 31, 2022 and 2021 are set forth below. The aggregate fees included in the Audit Fees category are fees billed for the fiscal year for the integrated audit of our annual financial statements and audits and reviews of statutory and regulatory filings. The aggregate fees included in the Audit-Related, Tax and Other Fees categories are fees for services performed in the fiscal years.

	Fiscal Year 2022	Fiscal Year 2021
Audit Fees	$11,858,000	$14,437,000
Audit-Related Fees	$1,372,000	$1,577,000
Tax Fees	$109,000	$141,000
All Other Fees	—	—
Total	$13,339,000	$16,155,000

Audit Fees for the fiscal years ended December 31, 2022 and 2021 were for professional services rendered for the audits of our annual consolidated financial statements, reviews of periodic reports and other documents filed with the SEC, audits of the effectiveness of internal control as required by Section 404 of Sarbanes-Oxley and services that are customarily provided in connection with statutory or regulatory filings.

Audit-Related Fees for the fiscal year ended December 31, 2022 and 2021 were for service organization control and other attestation reports, due diligence for businesses considered for acquisition, agreed upon procedures and financial resource requirement interim profit reviews.

Tax Fees for the fiscal year ended December 31, 2022 and 2021 were for tax compliance and advisory services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to the provisions of its charter, the Audit Committee’s policy is to pre-approve and monitor all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has sole authority, without action by the Board of Directors, for the review and approval of such services and fees. The Audit Committee pre-approved all services performed by the independent registered public accounting firm in fiscal year 2022.

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OTHER PROPOSALS FOR YOUR CONSIDERATION

PROPOSAL 5 — STOCKHOLDER PROPOSAL REGARDING SPECIAL STOCKHOLDER MEETING IMPROVEMENT

ICE has been advised that John Chevedden (the “Proponent”), a beneficial owner of at least $2,000 in market value of the Company’s Common Stock, represented by 50 shares of Common Stock, intends to present the following resolution for approval at the Annual Meeting. In accordance with the applicable proxy regulations, the text of the proponent’s proposal and supporting statement, for which we accept no responsibility, are set forth immediately below.

The Board of Directors has recommended a vote “AGAINST” the proposal for the reasons set forth following the supporting statement.

Statement by the Proponent Supporting the Stockholder Proposal

Proposal 5 - Special Shareholder Meeting Improvement

Shareholders ask our Board to take the steps necessary to amend the appropriate company governing documents to give street name shares and non-street name shares an equal right to call for a special shareholder meeting.

One of the main purposes of this proposal is to give all shares, including street name shares, the right to formally participate in calling for a special shareholder meeting to the fullest extent possible and to clear up any ambiguity on whether street name shares can formally participate in calling for a special shareholder meeting without converting their shares to another class of stock.

One of the main purposes of this proposal is to make sure that all street name shares can count 100% toward the 20% of shares needed to call for a special shareholder meeting and to clear up any ambiguity on this issue.

Currently it takes a theoretical 20% of all shares outstanding to call for a special shareholder meeting.

It then appears that all the shares that are held in street name are 100% disqualified from participating in the calling of a special shareholder meeting. If 50% of Intercontinental Exchange shares are held in street name then it would take 40% of non-street name shares (20% times 2) to call for a special shareholder meeting.

A right for 40% of a limited class of shares to call a special shareholder meeting, and excluding all other shares, is not much of a right for the Intercontinental Exchange Board to brag about. Plus ICE shareholders have no right to act by written consent.

Calling for a special shareholder meeting is hardly ever used by shareholders but the main point of the right to call for a special shareholder meeting is that it gives shareholders at least significant standing to engage effectively with management.

Management will have an incentive to genuinely engage with shareholders, instead of stonewalling, if shareholders have a realistic Plan B option of calling a special shareholder meeting.

Please vote yes:

Special Shareholder Meeting Improvement - Proposal 5

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OTHER PROPOSALS FOR YOUR CONSIDERATION

Statement by Our Board of Directors Against the Stockholder Proposal

The Board of Directors recommends a vote AGAINST this proposal if it is properly presented at the Annual Meeting for the following reasons:

The changes demanded by the Proponent are unnecessary because the Company’s governing documents already permit both holders of street name shares (or beneficial owners) and holders of non-street name shares (or record holders) to participate in calling for special stockholder meetings.

The Board is committed to maintaining strong corporate governance practices and believes that stockholders’ right to call a special meeting is an important measure to ensure board accountability. Last year, our Board approved amendments to our Certificate of Incorporation. The amendments provided that special meetings of the Company’s stockholders may be called at the request of stockholders holding in the aggregate at least 20% of the outstanding shares of the Company’s Common Stock, reducing the previous ownership requirement of 50%. Our stockholders approved these amendments by 78.6% of the outstanding shares of Common Stock entitled to vote thereon. The amendments became effective on August 22, 2022.

Because the special meeting provision in our previous bylaws likewise provided for a 50% ownership threshold, our Board also approved and adopted our current Bylaws to lower the special meeting ownership threshold to 20%, which also became effective on August 22, 2022.

Prior to proposing the amendments to our Certificate of Incorporation and our Bylaws, we engaged with stockholders holding, in the aggregate, approximately 45% of the Company’s outstanding shares of Common Stock. The amendments we ultimately proposed reflected feedback from our stockholders, careful evaluation of our corporate governance practices and benchmarking of other companies.

Section 2.5(a) of our Bylaws (1) contemplates that a beneficial owner may direct one or more record holders to call a special meeting on such beneficial owner’s behalf, and (2) outlines the specific information that a special meeting request would need to include with respect to such beneficial owner.

Our Board has carefully considered our recently amended Certificate of Incorporation and Bylaws, and believes that the changes demanded by the Proponent are unnecessary. The Proponent notes that a main purpose of the Proposal is to give all shares, including beneficially owned shares, the right to formally participate in calling for a special stockholder meeting. Another of the Proponent’s stated purposes for the Proposal is to clear up purported ambiguity as to whether street name shares can formally participate in calling for a special stockholder meeting without converting their shares to another class of stock. His supporting statement seems to suggest that, without further amending our governing documents, beneficial owners cannot participate in calling for a special stockholder meeting unless they convert their shares to another class of stock. That is not accurate. As we have explained to the Proponent and further clarified in a new FAQ on this topic on page 70 of this proxy, a beneficial owner who wishes to call a special meeting can — without converting any shares — coordinate with the beneficial owner’s broker, bank or similar institution to direct a special meeting request be submitted on such beneficial owner’s behalf.

The Proposal’s requested amendments to our governing documents could impair the Company’s ability to verify the validity of a special meeting request and detract from well-established and widely-used procedures currently employed by beneficial owners for a variety of corporate actions, including special meeting requests, at many public companies.

Our Board adopted the requirement under our governing documents for special meeting requests to be submitted by record holders — whether for themselves or on behalf of beneficial owners — because our Board believes that reasonable information and evidentiary requirements are necessary for the Company to properly vet special meeting requests. We have access to, and can verify, the names and shareholding of record holders in the Company’s books, but cannot similarly verify the shareholding of beneficial owners. By requiring that a record holder act on behalf of a beneficial owner, our current governing documents allow the Company to obtain appropriate documentation without denying beneficial owners the right to participate in the process through their broker, bank or similar institutions. In the absence of appropriate documentation provided by the record holders, we would need to implement additional safeguards to properly vet special meeting requests, which could be costly, complicated and ineffective. On the other hand, it is our understanding that many brokers, banks or similar institutions have established procedures by which beneficial owners can obtain evidence of beneficial ownership and instruct the broker, bank or similar institution to act on their behalf.

In order for the Company to implement the Proposal’s requested amendments to the Company’s governing documents, the Company would need to undertake a multistep process that is both time-consuming and costly. Further, the changes are not necessary because street name shareholders can already participate in calling a special meeting.

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OTHER PROPOSALS FOR YOUR CONSIDERATION

To implement the Proposal as requested by the Proponent, we would need to amend the Company’s Certificate of Incorporation and our Bylaws. To amend these documents, the Company would need to (1) receive Board approval of both documents, (2) obtain stockholders approval of the Certificate of Incorporation amendments at the next stockholder meeting, and (3) if approved by stockholders, file the requested amendments to its Certificate of Incorporation and Bylaws with the SEC, and obtain SEC approval if required, since the Company is the owner of national securities exchanges (including the NYSE). Only after all of these steps could the Company file the amendments to the Certificate of Incorporation with the Delaware Secretary of State and make the amendments effective. This process can take over a year and may require the Company to incur significant legal and administrative fees.

The Board’s simple solution to address the Proponent’s concerns through added clarification language in the FAQ section is a better, more efficient approach for stockholders and the Company than the complicated and unnecessary process requested by the Proponent. To the extent that beneficial owners of our Common Stock require clarification, as the Proponent presupposes, we believe this enhanced disclosure achieves a more cost-effective outcome.

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE STOCKHOLDER PROPOSAL REGARDING SPECIAL STOCKHOLDER MEETING IMPROVEMENT.

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ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, based on data provided to us or filed with the SEC, with respect to beneficial ownership of shares of our Common Stock as of March 21, 2023 for (i) each person known by us to beneficially own more than five percent of the outstanding shares of our Common Stock, (ii) each director and nominee for election as a director, (iii) each of our NEOs and (iv) all of our director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes having voting and/or investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 21, 2023 or restricted stock units that vest within 60 days of March 21, 2023 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. As of March 21, 2023, there were 559,704,868 shares of Common Stock issued and outstanding. Unless otherwise indicated, the address for each of the individuals listed in the table is c/o Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Holders of More Than 5%:
The Vanguard Group, Inc. (1)	45,388,511	8.1%
100 Vanguard Blvd., Malvern, PA 19355
BlackRock, Inc. (2)	41,053,701	7.3%
55 East 52nd Street, New York, NY 10055

Named Executive Officers, Directors and Nominees:
Sharon Y. Bowen	12,873	*
Shantella E. Cooper	5,398	*
Duriya M. Farooqui	11,377	*
Lord Hague of Richmond	16,127	*
Mark F. Mulhern (3)	5,448	*
Thomas E. Noonan	16,471	*
Caroline L. Silver	6,017	*
Judith A. Sprieser (4)	36,104	*
Martha A. Tirinnanzi	1,984	*
Jeffrey C. Sprecher (5)(6)	5,217,509	*
A. Warren Gardiner (5)	13,916	*
Christopher S. Edmonds (5)	71,357	*
Benjamin R. Jackson (5)	357,641	*
Lynn C. Martin (5)	153,032	*
All Directors, Nominees and Executive Officers as a Group (19 persons)(4)(5)	6,308,899	1.1%

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ADDITIONAL INFORMATION

*	Represents less than 1% of the outstanding Common Stock.

(1)

Based on a report on Schedule 13G/A filed February 9, 2023 by The Vanguard Group, Inc. (the “Vanguard 13G”). According to the Vanguard 13G, The Vanguard Group, Inc. has sole voting power over 0 shares of Common Stock, sole dispositive power over 43,109,011 shares of Common Stock, shared voting power over 775,045 shares of Common Stock and shared dispositive power over 2,279,500 shares of Common Stock.

(2)

Based on a report on Schedule 13G/A filed February 3, 2023 by BlackRock, Inc. (the “BlackRock 13G”). According to the BlackRock 13G, BlackRock, Inc. has sole voting power over 36,460,482 shares of Common Stock, sole dispositive power over 41,053,701 shares of Common Stock and shared voting power and dispositive power over 0 shares of Common Stock.

(3)	Beneficial ownership of Mr. Mulhern includes 50 shares acquired in a dividend reinvestment transaction.

(4)

Beneficial ownership of Ms. Sprieser includes vested deferred restricted stock units granted under the 2003 Restricted Stock Deferral Plan for Outside Directors. Shares of Common Stock equal to the number of restricted stock units held by Ms. Sprieser will be issued during January of the first calendar year following termination of service on the Board of Directors for any reason other than for cause. The number of deferred restricted stock units held by Ms. Sprieser is 4,540 units. Beginning in 2013, the deferral program was no longer offered.

(5)

Beneficial ownership of each executive officer includes stock options exercisable within 60 days of March 21, 2023 under the 2013 Omnibus Employee Incentive Plan or the 2017 Omnibus Employee Incentive Plan and restricted stock unit awards that vest within 60 days of March 21, 2023 under the 2013 Omnibus Employee Incentive Plan or the 2017 Omnibus Employee Incentive Plan.

(6)

Includes 2,941,705 shares of Common Stock held by Continental Power Exchange, Inc. (“CPEX”) and 81,570 shares of Common Stock held by Mr. Sprecher’s spouse. Mr. Sprecher owns 100% of the equity interest in CPEX. CPEX currently has no assets other than its equity interest in us and conducts no operations. Mr. Sprecher disclaims beneficial ownership of the shares held directly by his spouse.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Approval Policy

Our Board of Directors has delegated to the Nominating & Corporate Governance Committee the authority to review and approve transactions between us and one or more of our directors, or between us and any corporation, partnership, association or other organization in which one or more of our directors or officers serve as a director or officer or have a financial interest. In addition, our Global Code of Business Conduct, which applies to all employees, officers and directors, generally prohibits conflicts of interests and requires that such conflicts in all cases should be discussed with management (or the Chief Executive Officer, in the case of conflicts related to outside employment or board membership). The Nominating & Corporate Governance Committee reports the findings of any review and its determinations regarding transactions with related persons to the full Board of Directors.

Our Board of Directors has also adopted a formal, written related-party transactions approval policy that provides that the Nominating & Corporate Governance Committee or the Board of Directors will review and approve transactions in excess of $120,000 in value in which we participate and in which a director, executive officer or 5% stockholder (or immediate family member of any of the foregoing) has or will have a direct or indirect material interest. Under this policy, the Nominating & Corporate Governance Committee or the Board of Directors, as applicable, will be provided with the significant details of each related-party transaction, including the material terms of the transaction and the benefits to ICE and to the relevant related party, as well as any other information it believes to be relevant to review and approve these transactions. In determining whether to approve a related-party transaction, the Nominating & Corporate Governance Committee or the Board of Directors, as applicable, will consider, among other factors:

•	whether the terms of the transaction are fair to ICE;

•	whether there are business reasons for ICE to enter into the transaction;

•	whether the transaction would impair the independence of a non-employee director; and

•

whether the transaction presents an impermissible conflict of interest, taking into account the size of the transaction, the financial position of the director, officer or related party, the nature of his or her interest in the transaction, and the ongoing nature of the transaction.

After consideration of the relevant information, the Board of Directors or the Nominating & Corporate Governance Committee may approve only those related-party transactions that it determines are not inconsistent with the best interests of ICE. This policy also includes categorical standards providing that specified types of transactions will be deemed not to be inconsistent with the best interests of ICE.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships with Our Stockholders

Registration Rights

As a part of the transactions surrounding our formation, we entered into an agreement with our predecessor company, CPEX, on May 11, 2000. Our Chief Executive Officer, Mr. Sprecher, owns all the equity interests in CPEX. Pursuant to the agreement, CPEX conveyed all of its assets and liabilities to us. These assets included intellectual property that we used to develop our electronic platform. In return, we issued to CPEX an equity interest in our business and we agreed to give CPEX a put option, by which CPEX could require us to buy its equity interest in our business at the purchase price equal to the greater of our fair market value or $5 million. In connection with our initial public offering, in October 2005 we entered an agreement with CPEX and Mr. Sprecher to terminate the put option upon the closing of our initial public offering. In connection with the termination of the put option, we amended certain registration rights previously granted to CPEX, which as of March 21, 2023 owns 2,941,705 shares of our Common Stock. Under this agreement, CPEX is entitled to require us to register for resale into the public market its Common Stock if Mr. Sprecher’s employment with us has been terminated. In addition, we may be obligated to pay the expenses of registration of such shares, including underwriters’ discounts up to a maximum of $4.5 million.

Private Aircraft Arrangement

As previously disclosed, beginning in 2020, ICE’s Nominating & Corporate Governance Committee approved an arrangement that permits a private aircraft owned by Mr. Sprecher and his wife, Kelly Loeffler, to be included in the pool of aircraft managed by a majority owned ICE subsidiary. To help offset certain fixed costs associated with owning and operating aircraft, this company manages multiple aircraft that are owned by ICE, unaffiliated third parties and Mr. Sprecher and his wife. The minority owners of the management subsidiary consist of Mr. Sprecher and his wife, who currently own a 4% interest in the management company, and unaffiliated third parties, who each also own a 4% interest. The ownership interests of Mr. Sprecher and his wife and the unaffiliated third parties decreased from 5% to 4% in 2022 due to the addition of another member. Under the arrangement, Mr. Sprecher and his wife pay all fees and charges related to the services and use of the hangar at commercial rates for their private aircraft. The fees and charges paid to the management company consist of a fixed annual cost for the operation of the aircraft, which is consistent with the cost paid by the unaffiliated members with similar aircraft, and a fee for the use of the hangar each year. The management company routinely adjusts its charges in order to cover costs and not generate profit. Therefore, in certain years the management company provides the unaffiliated third parties and Mr. Sprecher and his wife with a return of a portion of their fixed annual fees for the operation of their aircraft in the form of a credit against the next year’s fixed fee for operational costs. In 2022, Mr. Sprecher and Ms. Loeffler paid the management company $978,989 in operational costs, which amount reflects a credit in the amount of $118,011 from 2021 that was applied against their fixed operational costs of $1,097,000 for 2022. In 2022, Mr. Sprecher and Ms. Loeffler also paid the management company $109,125 for the use of the hangar, which amount reflects a credit of $10,661 that was applied against their fixed hangar costs of $119,786 due to a change in aircraft in 2022. This arrangement helps offset certain of the fixed costs that ICE and the other members would otherwise incur for operation of their aircraft. ICE does not cross-lease Mr. Sprecher and Ms. Loeffler’s private aircraft and ICE has not made, and does not intend to make, any payment to Mr. Sprecher and Ms. Loeffler in connection with their ownership and operation of a private aircraft.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act and regulations of the SEC require our directors, officers and persons who own more than 10% of a registered class of our equity securities, as well as certain affiliates of such persons, to file initial reports of their ownership of our equity securities and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of a registered class of our equity securities are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports provided by the reporting persons or their respective brokers and on information known to us regarding changes in ownership, we believe that during the fiscal year ended December 31, 2022, our directors, officers and owners of more than 10% of a registered class of our equity securities complied with all applicable filing requirements, except for (i) a late filing for Warren Gardiner reporting a forfeiture of shares to satisfy tax withholding obligations related to the vesting of three restricted stock unit awards that occurred on February 7, 2022 and February 8, 2022, that were not reported until February 11, 2022; and (ii) a late filing for Mark Wassersug reporting a transaction on February 10, 2022, that was not reported until February 17, 2022.

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INSTRUCTIONS FOR ATTENDING THE VIRTUAL ANNUAL MEETING

Similar to our 2022 Annual Meeting, we will conduct our 2023 Annual Meeting as a virtual meeting to continue to allow wide participation by our stockholders. There will be no physical meeting location. The meeting will only be conducted via webcast. Stockholders will be able to listen, vote, and submit questions from any location that has Internet connectivity. The details for the virtual meeting are:

Virtual Meeting Date: Friday, May 19, 2023

Virtual Meeting Time: 8:30 a.m. Eastern time

Virtual Meeting Link: www.virtualshareholdermeeting.com/ICE2023

Admission to the Meeting, Submitting Questions and Voting

Stockholders of record as of the close of business on March 21, 2023, will be able to participate in the virtual meeting, vote shares electronically, and submit questions during the live webcast of the meeting by using the instructions on the virtual meeting website. All stockholders will need their assigned 16-digit control number to vote or ask questions; the control number can be found on the proxy card, voting instruction form, or other previously-received notices. Those without a control number may join as guests of the meeting, but they will not have the option to vote their shares or ask questions during the virtual event. Online check-in will begin at 8:15 a.m. Eastern time, and stockholders should allow ample time for the check-in procedures.

Stockholders may also submit a question in advance of the Annual Meeting at www.proxyvote.com beginning on May 5, 2023. Stockholders will need their control number to submit a question in advance of the Annual Meeting. During the Annual Meeting, we will try to answer as many questions that comply with our rules of conduct and are submitted online by stockholders (whether prior to or during the meeting) as time permits. Note that we may group or summarize similar or related questions to provide answers as efficiently as possible. We may not, however, be able to provide live answers to every question submitted. We encourage stockholders that plan to submit a question to do so in advance of the Annual Meeting.

Whether or not stockholders plan to participate in the virtual meeting, all stockholders are encouraged to vote their shares in advance through www.proxyvote.com, toll-free phone number, or mail, as communicated in the proxy materials distributed for the Annual Meeting. While voting in advance is not necessary, it will ensure stockholder representation at the meeting. Stockholders may still vote during the virtual meeting.

The virtual stockholder meeting website will provide technical assistance to stockholders experiencing issues accessing the Annual Meeting. The technical support contact will appear on the meeting website prior to the start of our Annual Meeting. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, www.ir.theice.com, including information on when the meeting will be reconvened.

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

Who can vote at the Annual Meeting?

The securities that can be voted at the Annual Meeting consist of shares of our Common Stock. Subject to the voting limitations described below under What are the voting and ownership limitations?, each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders for approval. The holders of shares of Common Stock will vote together as a single class on all matters presented to the stockholders for their vote or approval. The record date for determining the holders of shares of Common Stock who are entitled to receive notice of and to vote at the Annual Meeting, or any adjournments or postponements thereof, was the close of business on March 21, 2023. On the record date, 559,704,868 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

There are five proposals to be considered and voted on at the meeting:

•	To elect ten directors to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	An advisory resolution on our executive compensation;

•	An advisory resolution on the frequency of future advisory votes on executive compensation;

•	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•	The stockholder proposal described in this Proxy Statement regarding special stockholder meeting improvement, if properly presented at the Annual Meeting.

You may also vote on any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend I vote?

Our Board of Directors unanimously recommends that you vote:

•	“FOR” each of the nominees to the Board of Directors.

•	“FOR” the advisory resolution on our executive compensation.

•	For the approval of an advisory resolution to conduct future advisory votes on executive compensation on an “ANNUAL” basis.

•	“FOR” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

•	“AGAINST” the stockholder proposal regarding special stockholder meeting improvement.

Who is a stockholder of record?

During the ten days prior to the Annual Meeting, a list of the stockholders of record as of March 21, 2023 will be available for inspection as described below under How can I view the stockholders list?.

•

If you hold shares of Common Stock that are registered in your name on the records of ICE maintained by its transfer agent, Computershare Investor Services, on March 21, 2023, the record date for the Annual Meeting, you are a stockholder of record entitled to vote on the proposals; or

•	If you hold shares of Common Stock indirectly through a broker, bank or similar institution, you are not a stockholder of record, but instead hold in “street name.”

If you are a stockholder of record, the Notice of Internet Availability of Proxy Materials described below is being sent to you directly. If you hold shares in street name, the Notice is being sent to you by the bank, broker or similar institution through which you hold your shares.

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

What are the voting and ownership limitations?

Our Certificate of Incorporation places certain ownership and voting limits on the holders of our Common Stock. Capitalized terms used below and not otherwise defined in this Proxy Statement are defined in Exhibit A to this Proxy Statement. Under our Certificate of Incorporation:

•

no Person (either alone or together with its Related Persons) may beneficially own shares of our Common Stock representing in the aggregate more than 20% of the total number of votes entitled to be cast on any matter; and

•

no Person (either alone or together with its Related Persons) shall be entitled to vote or cause the voting of shares of our Common Stock representing in the aggregate more than 10% of the total number of votes entitled to be cast on any matter, and no Person (either alone or together with its Related Persons) may acquire the ability to vote more than 10% of the total number of votes entitled to be cast on any matter by virtue of agreements entered into by other persons not to vote shares of our outstanding capital stock.

In the event that a Person, either alone or together with its Related Persons, beneficially owns shares of our Common Stock representing more than 20% of the total number of votes entitled to be cast on any matter, such Person and its Related Persons shall be obligated to sell promptly, and ICE shall be obligated to purchase promptly, at a price equal to the par value of such shares of Common Stock and to the extent that funds are legally available for such purchase, that number of shares of our Common Stock necessary so that such Person, together with its Related Persons, shall beneficially own shares of our Common Stock representing in the aggregate no more than 20% of the total number of votes entitled to be cast on any matter, after taking into account that such repurchased shares shall become treasury shares and shall no longer be deemed to be outstanding.

In the event that a Person, either alone or together with its Related Persons, possesses more than 10% of the total number of votes entitled to be cast on any matter (including if it possesses this voting power by virtue of agreements entered into by other Persons not to vote shares of our outstanding capital stock), then such Person, either alone or together with its Related Persons, will not be entitled to vote or cause the voting of these shares of our capital stock to the extent that such shares represent in the aggregate more than 10% of the total number of votes entitled to be cast on any matter, and ICE shall disregard any such votes purported to be cast in excess of this percentage.

The voting limitations do not apply to a solicitation of a revocable proxy by or on behalf of ICE or by any officer or director of ICE acting on behalf of ICE or to a solicitation of a revocable proxy by an ICE stockholder in accordance with Regulation 14A under the Exchange Act. This exception, however, does not apply to certain solicitations by a stockholder pursuant to Rule 14a-2(b)(2) under the Exchange Act, which permits a solicitation made otherwise than on behalf of ICE where the total number of persons solicited is not more than ten.

Our Board of Directors may waive the provisions regarding ownership and voting limits by a resolution expressly permitting this ownership or voting (which resolution must be filed with and approved by the SEC prior to being effective), subject to a determination of our Board of Directors that:

•	the acquisition of such shares and the exercise of such voting rights, as applicable, by such Person, either alone or together with its Related Persons, will not impair:

•

the ability of any national securities exchange registered under Section 6 of the Exchange Act that is directly or indirectly controlled by the Company (each such national securities exchange so controlled, an “Exchange”), Intermediate Holding Company or the Company to discharge their responsibilities under the Exchange Act and the rules and regulations thereunder;

•	the ability of the SEC to enforce the Exchange Act;

•	the acquisition of such shares and the exercise of such voting rights, as applicable, is otherwise in the best interests of ICE, its stockholders and each Exchange;

•

neither the Person obtaining the waiver nor any of its Related Persons is subject to any statutory disqualification (as defined in Section 3(a)(39) of the Exchange Act) if such Person is seeking to obtain a waiver above the 20% level; and

•	for so long as ICE directly or indirectly controls one or more Exchanges, neither the Person requesting the waiver nor any of its Related Persons is a Member of any Exchange.

In making these determinations, our Board of Directors may impose conditions and restrictions on the relevant stockholder or its Related Persons that it deems necessary, appropriate or desirable in furtherance of the objectives of the Exchange Act and the governance of ICE.

Our Certificate of Incorporation also provides that our Board of Directors has the right to require any Person and its Related Persons that our Board reasonably believes to be subject to the voting or ownership restrictions summarized above, and any stockholder (including Related Persons) that at any time beneficially owns 5% or more of our outstanding capital stock, to provide to us, upon our Board’s request, complete information as to all shares of our capital stock that such stockholder beneficially owns, as well as any other information relating to the applicability to such stockholder of the voting and ownership requirements outlined above.

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

If you are a Related Person with another holder of our Common Stock and either: (i) you (either alone or with your Related Person) may vote shares of Common Stock representing more than 10% of the then outstanding shares entitled to vote at the Annual Meeting, or (ii) you have entered into an agreement not to vote shares of our Common Stock, the effect of which agreement would be to enable any Person, either alone or with its Related Persons, to vote or cause the voting of shares of our Common Stock that represent in the aggregate more than 10% of the then outstanding votes entitled to be cast at the Annual Meeting, then please so notify ICE by contacting our Corporate Secretary by mail at Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, or by phone at 770-857-4700.

How can I view the stockholders list?

A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection upon request of any stockholder for any purpose germane to the meeting at our principal executive offices, 5660 New Northside Drive, Third Floor, Atlanta, GA 30328, during the ten days prior to the Annual Meeting, during ordinary business hours. To make arrangements to review the list prior to the Annual Meeting, stockholders should contact our Investor Relations department at (770) 857-4700 or investors@ice.com.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

Pursuant to the SEC “Notice and Access” rules, we are furnishing our proxy materials to our stockholders over the Internet instead of mailing each of our stockholders paper copies of those materials. As a result, we will send our stockholders by mail or e-mail a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, containing instructions on how to access our proxy materials over the Internet and how to vote. The Notice is not a ballot or proxy card and cannot be used to vote your shares of Common Stock. You will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to on the Notice.

If you own shares of Common Stock in more than one account — for example, in a joint account with your spouse and in your individual brokerage account — you may have received more than one Notice. To vote all of your shares of Common Stock, please follow each of the separate proxy voting instructions that you received for your shares of Common Stock held in each of your different accounts.

We expect to send the Notice to most of our stockholders by mail or email beginning on or about March 31, 2023.

What information does the Notice contain?

The Notice includes, among other matters: (i) the format, date and time of the Annual Meeting; (ii) a brief description of the proposals to be voted on at the Annual Meeting and the Board of Directors’ voting recommendation with regard to each proposal; (iii) information regarding the website where the proxy materials are posted; (iv) various methods by which a stockholder may request paper or electronic copies of the proxy materials; and (v) instructions on how to vote by Internet, by telephone, by mail or online at the Annual Meeting.

If I have previously indicated that I want to get ICE proxy materials electronically, will I get them electronically this year?

Yes. If you previously elected to receive proxy materials electronically, this year you will receive the Notice and you will not receive paper copies of the proxy materials. If you have previously agreed to electronic delivery of our proxy materials but wish to receive paper copies of the materials for the 2023 Annual Meeting or for future meetings, please follow the instructions on the Notice you received to request paper copies.

How do I vote?

You may submit your proxy with voting instructions in advance of the Annual Meeting in one of three ways:

•

By Internet. Go to www.proxyvote.com and follow the instructions for Internet voting, which can also be found on the enclosed proxy card. You will be required to provide your assigned control number located on the proxy card. Internet voting is available 24 hours a day. If you choose to vote by Internet, then you do not need to return the proxy card. To be valid, your vote by Internet must be received by 11:59 p.m., Eastern Time, on May 18, 2023.

•

By Telephone. By calling the toll-free number for telephone voting that can be found on the enclosed proxy card (800-690-6903). You will be required to provide your assigned control number located on the proxy card. Telephone voting is available 24 hours a day. If you choose to vote by telephone, then you do not need to return the proxy card. To be valid, your vote by telephone must be received by 11:59 p.m., Eastern Time, on May 18, 2023.

•

By Mail. If you request printed copies of the proxy materials to be sent to you by mail, complete the proxy card, sign and date it, and return it in the postage-paid envelope we have provided. To be valid, your vote by mail must be received by 11:59 p.m., Eastern Time, on May 18, 2023.

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

You may also vote your shares online at the Annual Meeting. See What do I need to do to participate in the Annual Meeting? Below.

If your shares of Common Stock are held in “street name” (i.e., through a bank, broker or other nominee), your proxy materials include a voting instruction form from the institution holding your shares. The availability of telephone or Internet voting will depend upon the institution’s voting processes. Please contact the institution holding your shares of Common Stock for more information.

What do I need to do to participate in the Annual Meeting?

You may participate in the Annual Meeting by accessing the live webcast at www.virtualshareholdermeeting.com/ICE2023. Stockholders of record may vote your shares electronically during the live webcast of the meeting or submit questions by using the instructions on the virtual meeting website. All stockholders will need their assigned 16-digit control number to vote or submit questions; the control number can be found on the proxy card, voting instruction form, or other previously-received notices. Guests without a control number may also join the Annual Meeting but will not be permitted to vote or submit questions. Online check-in will begin at 8:15 a.m. Eastern Time, and stockholders should allow ample time for the check-in procedures.

How can I revoke my proxy or substitute a new proxy or change my vote?

You may revoke a proxy at any time before it is exercised by:

•	filing a written revocation with the Corporate Secretary of ICE;

•	submitting a proxy bearing a later date (by Internet, telephone or mail) that is received no later than the deadline specified on the proxy card; or

•	voting online at the Annual Meeting.

Please note, however, that under the rules of the NYSE, any beneficial owner of our Common Stock whose shares are held in street name by a NYSE member brokerage firm may revoke its proxy and vote its shares at the Annual Meeting only in accordance with applicable rules and procedures as employed by such beneficial owner’s brokerage firm.

Participating in the Annual Meeting will not automatically revoke a proxy that was submitted by Internet, telephone or mail.

If I submit a proxy by Internet, telephone or mail, how will my shares be voted?

If you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions.

If you sign, date and return your proxy card but do not give voting instructions, your shares will be voted as follows: FOR the election of ICE’s director nominees; FOR the advisory resolution on our executive compensation; for an ANNUAL advisory vote on executive compensation; FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; AGAINST the stockholder proposal regarding special stockholder meeting improvement; and otherwise voted in accordance with the judgment of the persons voting the proxy on any other matter properly brought before the Annual Meeting.

If I hold my shares in “street name” through a broker and do not provide voting instructions, can my broker still vote my shares?

Under the rules of the NYSE, brokers that have not received voting instructions from their customers ten (10) days prior to the meeting date may vote their customers’ shares in the brokers’ discretion on the ratification of the appointment of the independent registered public accounting firm because this matter is currently deemed as a “routine” matter under NYSE rules. In addition, certain member brokers will only vote uninstructed shares in the same proportion as the instructions received by that broker from all other stockholders.

NYSE rules provide that (i) the election of directors, (ii) the advisory resolution on our executive compensation, (iii) the advisory resolution on the frequency of future executive compensation votes; and (iv) the stockholder proposal regarding special stockholder meeting improvement are “non-routine” matters, which means that member brokers that have not received instructions from the beneficial owners of shares of Common Stock do not have discretion to vote the shares held by those beneficial owners on the election of directors, the advisory resolution on our executive compensation, the advisory resolution on the frequency of future compensation votes, and the stockholder proposal regarding special stockholder meeting improvement.

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

How many votes are required to transact business at the Annual Meeting?

A majority of all issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting constitutes a quorum (i.e., the minimum number of shares that must be present or represented by proxy at the Annual Meeting in order to transact business). Any shares in excess of the voting limits described in What are the voting and ownership limitations? will not count as present or outstanding for purposes of determining whether a quorum is present at the Annual Meeting unless the holder of those shares has received a waiver of the voting limits from our Board of Directors. Subject to the rules regarding the votes necessary to adopt the proposals discussed below, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. “Abstentions” occur when stockholders are present in person or represented by proxy at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting. “Broker non-votes” are proxies returned by brokerage firms for which no voting instructions have been received from beneficial owners. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the meeting (including any meeting resulting from any adjournments or postponements of the Annual Meeting, unless a new record date is set).

How are votes counted?

Election of Directors

Our Bylaws provide for a majority vote standard in the election of directors in uncontested elections. This means that a majority of the votes cast by stockholders entitled to vote “for” or “against” the election of a director nominee must be voted “for” the director nominee in order for that director nominee to be elected. A director who fails to receive a majority of “for” votes will be required to tender his or her resignation. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a vote “for” or “against” the election of any nominee, it will have no effect on the outcome of the vote.

Advisory Resolution on Our Executive Compensation

Under our Bylaws, the affirmative vote of a majority of votes cast by the stockholders entitled to vote at the Annual Meeting is required to approve the advisory resolution on our executive compensation. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a vote “for” or “against” the matter, it will have no effect on the outcome of the vote.

Advisory Resolution on the Frequency of Future Executive Compensation Votes

Under our Bylaws, the affirmative vote of a majority of votes cast by the stockholders entitled to vote at the Annual Meeting is required to approve the advisory resolution on the frequency of future executive compensation votes. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a vote “for” or “against” the matter, it will have no effect on the outcome of the vote. If no frequency receives the foregoing vote, then we will consider the option that receives the highest number of votes cast to be the frequency recommended by stockholders.

Ratification of the Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

Under our Bylaws, the affirmative vote of a majority of the votes cast by stockholders entitled to vote at the Annual Meeting is required to ratify the appointment of our independent registered public accounting firm. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a vote “for” or “against” the matter, it will have no effect on the outcome of the vote.

Stockholder Proposal Regarding Special Stockholder Meeting Improvement

Under our Bylaws, the affirmative vote of a majority of the votes cast by stockholders entitled to vote at the Annual Meeting is required to approve the stockholder proposal regarding special stockholder meeting improvement. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a vote “for” or “against” the matter, it will have no effect on the outcome of the vote.

Broker Non-Votes

In the cases of the (i) election of directors, (ii) advisory resolution on our executive compensation, (iii) advisory resolution on the frequency of future executive compensation votes, (iv) approval of the ratification of the appointment of Ernst & Young LLP and (v) the stockholder proposal regarding special stockholder meeting improvement, only votes cast “for” or “against” will be considered; broker non-votes will not be treated as a vote “for” or “against” any of these proposals and therefore will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on the approval of the ratification of the appointment of Ernst & Young LLP within a specified period of time prior to the meeting, then your broker will have the authority to vote your shares on such proposal.

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

Where and when will the voting results be available?

We will file the official voting results on a Current Report on Form 8-K within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Who pays for the expenses of this proxy solicitation?

In addition to soliciting proxies through the mail and by email pursuant to the SEC “Notice and Access” rules, we may solicit proxies through our directors, officers and employees in person and by telephone or facsimile. We have also engaged Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 to assist us in the solicitation of proxies, and the anticipated cost of such engagement is approximately $10,000.00. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. We will pay all expenses incurred in connection with the solicitation of proxies.

Which stockholders can call a special meeting of stockholders?

Pursuant to our Certificate of Incorporation and our Bylaws, both of which became effective on August 22, 2022, special meetings of our stockholders may be requested by one or more stockholders of record holding in the aggregate at least 20% of the outstanding Common Stock as of the date that a valid written special meeting request is received by the Company. Consistent with Section 2.5(a) of our Bylaws, if you hold shares of Common Stock indirectly through a broker, bank or similar institution and you wish to call a special meeting, you may direct your broker, bank or similar institution to coordinate on your behalf with a stockholder of record to call a special meeting. If you hold your shares of Common Stock indirectly through a broker, bank or similar institution and you wish to call a special meeting, you should consult with your broker, bank or similar institution to determine the appropriate procedures for a bank, brokerage firm or similar institution to coordinate on your behalf.

This Proxy Statement and Our Annual Report are available at www.proxyvote.com.

The Annual Report of Intercontinental Exchange, Inc. for the fiscal year ended December 31, 2022 (the “Annual Report”), which includes our Form 10-K for the fiscal year ended December 31, 2022, is being made available with this Proxy Statement to our stockholders. Stockholders are referred to the Annual Report for financial and other information about us. The Annual Report is not a part of this Proxy Statement. This Proxy Statement and the Annual Report are also available on our Investor Relations website at www.ir.theice.com. We will also provide a copy of the Annual Report for no charge upon written or verbal request. See Distribution of Certain Documents below.

Also, we are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Investor Relations website at www.ir.theice.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K, without charge to any stockholder upon written or verbal request to us at Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attn: Investor Relations, telephone: 770-857-4700, e-mail: investors@ice.com.

In addition, the charters of our Audit Committee, Compensation Committee, Nominating & Corporate Governance Committee and Risk Committee are available on our website at www.ir.theice.com under the links “Governance — Governance Overview.” We also provide our Global Code of Business Conduct, which includes information on our Global Reporting and Anti-Fraud Policy, our Board Communication Policy and our Board of Directors Corporate Governance Guidelines on our website at www.ir.theice.com under the links “Governance — Governance Overview.” We will also provide a printed copy of these documents to stockholders upon request.

Distribution of Certain Documents

SEC rules permit us to deliver a single copy of this Proxy Statement and our Annual Report to any household not participating in electronic proxy material delivery at which two or more stockholders reside, if we believe the stockholders are members of the same family. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement or our Annual Report, he or she may contact us at Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attn: Investor Relations, telephone: 770-857-4700, e-mail: investors@ice.com, and we will deliver those documents to such stockholder promptly upon receiving the request.

If you are receiving multiple copies of our Annual Report and Proxy Statement, you may request “householding” in the future by contacting Investor Relations. Stockholders of record residing at the same address and currently receiving multiple copies of the Proxy

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VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

Statement may request “householding” by contacting our registrar and transfer agent, Computershare Trust Company, N.A. via phone at (888) 404-6332 or by mail at P.O. Box 43006, Providence, Rhode Island 02940-3006. Overnight correspondence should be mailed to150 Royall Street, Suite 101, Canton, Massachusetts 02021. Beneficial owners may request “householding” by contacting their broker or bank.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by ICE under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Compensation Committee Report” and “Audit Committee Report,” will not be deemed incorporated, unless specifically provided otherwise in such filing.

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STOCKHOLDERS’ PROPOSALS FOR 2024 ANNUAL MEETING

Stockholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2024 Annual Meeting of Stockholders must submit their proposals by certified mail, return receipt requested, and such stockholder proposals must be received at our executive offices in Atlanta, Georgia, on or before December 1, 2023, to be eligible for inclusion in our Proxy Statement and form of proxy relating to that meeting. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

In accordance with our Bylaws, and in addition to any other requirements under applicable law, for a matter (other than a nomination for director) not included in our proxy materials to be properly brought before the 2024 Annual Meeting of Stockholders, a stockholder’s notice of the matter the stockholder wishes to present must be delivered to the Corporate Secretary of ICE, Octavia N. Spencer, at Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, not less than 90 nor more than 120 days prior to the first anniversary of the 2023 Annual Meeting of Stockholders. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than January 20, 2024 and no later than February 19, 2024. However, if and only if the 2024 Annual Meeting of Stockholders is not scheduled to be held within a period that commences 30 days before and ends 30 days after the anniversary date of our 2023 Annual Meeting, the stockholder notice must be given by the later of the close of business on the date 90 days prior to such annual meeting date or the close of business on the tenth day following the date on which the annual meeting is publicly announced or disclosed. Any such stockholder notice must be in writing and must set forth (i) the text of the proposal to be presented, (ii) a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, (iii) any material interest of such stockholder in the matter proposed (other than as a stockholder), if applicable, (iv) in the case of a person that holds stock entitled to vote at the annual meeting through a nominee or “street name” holder of record of such stock, evidence establishing such holder’s indirect ownership of the stock and entitlement to vote such stock on the matter proposed at the annual meeting, (v) the number and class of shares of each class of stock of ICE that are, directly or indirectly, owned of record and beneficially by any “associated person” of such stockholder or beneficial owner, (vi) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class of stock of ICE, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of ICE or otherwise (a “Derivative Instrument”) directly or indirectly beneficially owned by such stockholder, by such beneficial owner, or by any such “associated person,” (vii) any other direct or indirect opportunity held or beneficially owned by such stockholder, by such beneficial owner, or by any such “associated person,” to profit or share in any profit derived from any increase or decrease in the value of shares of any class of stock of ICE, (viii) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder, such beneficial owner, or any such “associated person” has a right to vote any shares of any security of ICE, (ix) any short interest in any security of ICE held or beneficially owned by such stockholder, by such beneficial owner, or by any such “associated person,” (x) any right to dividends on the shares of any class of stock of ICE beneficially owned by such stockholder, by such beneficial owner, or by any such “associated person,” which right is separated or separable from the underlying shares, (xi) any proportionate interest in shares of any class of stock of ICE or Derivative Instrument held, directly or indirectly, by a general or limited partnership in which such stockholder, such beneficial owner, or such “associated person” is a general partner or with respect to which such stockholder, such beneficial owner, or such “associated person,” directly or indirectly, beneficially owns an interest in a general partner and (xii) any performance-related fees (other than an asset-based fee) to which such stockholder, such beneficial owner, or such “associated person” is entitled based on any increase or decrease in the value of shares of any class of stock of ICE or Derivative Instruments, if any, in each case with respect to the information required to be included in the notice pursuant to (v) through (xii) above, as of the date of such stockholder notice (which information shall be supplemented by such stockholder and by such beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such beneficial ownership, interest, or arrangement as of the record date).

Director Nominations

Stockholder nominations for the Board of Directors must comply with the procedures set forth above under Corporate Governance — Stockholder Recommendations for Director Candidates. For a stockholders’ notice of nomination of one or more director candidates to be included in our proxy materials for our 2024 Annual Meeting of Stockholders, pursuant to the proxy access right included in Section 2.15 of our Bylaws, such notice of nomination must be received by our Corporate Secretary at our principal executive offices no earlier than the close of business 150 calendar days and no later than the close of business 120 calendar days before the anniversary date that we mailed our proxy materials for our 2023 Annual Meeting of Stockholders. The notice must contain the information required by our Bylaws, and the stockholder(s) and nominee(s) must comply with the information and other requirements in our Bylaws relating to the inclusion of stockholder nominees in our proxy materials.

For director nominations other than pursuant to our proxy access provisions, in addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws.

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OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board of Directors knows of no matters other than those stated in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of ICE.

By Order of the Board of Directors,

Andrew J. Surdykowski General Counsel

Atlanta, Georgia

March 31, 2023

Our 2022 Annual Report, which includes audited consolidated financial statements, has been made available to our stockholders with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

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EXHIBIT A — CERTAIN DEFINITIONS RELATED TO OUR OWNERSHIP AND VOTING LIMITATIONS

“Exchange” means any national securities exchange registered under Section 6 of the Exchange Act that is directly or indirectly controlled by the Company.

“Intermediate Holding Company” means any entity controlled by the Company that is not itself an Exchange but that directly or indirectly controls an Exchange.

“Member” shall mean a Person that is a “member” of an Exchange within the meaning of Section 3(a)(3)(A) of the Exchange Act.

“Person” means any natural person, company, corporation or similar entity, government, or political subdivision, agency, or instrumentality of a government.

“Related Persons” means, with respect to any Person:

1.	any “affiliate” of such Person (as such term is defined in Rule 12b-2 under the Exchange Act);

2.

any other Person(s) with which such first Person has any agreement, arrangement or understanding (whether or not in writing) to act together for the purpose of acquiring, voting, holding or disposing of shares of the stock of the Company;

3.

in the case of a Person that is a company, corporation or similar entity, any executive officer (as defined under Rule 3b-7 under the Exchange Act) or director of such Person and, in the case of a Person that is a partnership or a limited liability company, any general partner, managing member or manager of such Person, as applicable;

4.

in the case of a Person that is a Member, any Person that is associated with such Person (as determined using the definition of “person associated with a member” as defined under Section 3(a)(21) of the Exchange Act);

5.

in the case of a Person that is a natural person and is a Member, any broker or dealer that is also a Member with which such Person is associated (as determined using the definition of “person associated with a member” as defined under Section 3(a)(21) of the Exchange Act);

6.

in the case of a Person that is a natural person, any relative or spouse of such natural Person, or any relative of such spouse who has the same home as such natural Person or who is a director or officer of the Corporation or any of its parents or subsidiaries;

7.

in the case of a Person that is an executive officer (as defined under Rule 3b-7 under the Exchange Act), or a director of a company, corporation or similar entity, such company, corporation or entity, as applicable; and

8.	in the case of a Person that is a general partner, managing member or manager of a partnership or limited liability company, such partnership or limited liability company, as applicable.

2023 Proxy Statement  INTERCONTINENTAL EXCHANGE  A-1

INTERCONTINENTAL EXCHANGE, INC. 5660 NEW NORTHSIDE DRIVE THIRD FLOOR ATLANTA, GA 30328	VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information by 11:59 P.M. Eastern Time on May 18, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ICE2023
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions by 11:59 P.M. Eastern Time on May 18, 2023. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be valid, your vote by mail must be received by 11:59 P.M. Eastern Time on May 18, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V07988-P88660 KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERCONTINENTAL EXCHANGE, INC.
The Board of Directors recommends you vote FOR each of the nominees in Proposals 1.
1.	Election of Directors
Nominees:
	To be elected for terms expiring in 2024:	For	Against	Abstain

	1a. Hon. Sharon Y. Bowen	☐	☐	☐

	1b. Shantella E. Cooper	☐	☐	☐

	1c. Duriya M. Farooqui	☐	☐	☐

	1d. The Rt. Hon. the Lord Hague of Richmond	☐	☐	☐

	1e. Mark F. Mulhern	☐	☐	☐

	1f. Thomas E. Noonan	☐	☐	☐

	1g. Caroline L. Silver	☐	☐	☐

	1h. Jeffrey C. Sprecher	☐	☐	☐

	1i. Judith A. Sprieser	☐	☐	☐

	1j. Martha A. Tirinnanzi	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 2.
			For	Against	Abstain
2.	To approve, by non-binding vote, the advisory resolution on executive compensation for named executive officers.		☐	☐	☐
The Board of Directors recommends you vote for 1 YEAR Proposal 3.		1 Year	2 Year	3 Year	Abstain
3.	To approve, by non-binding vote, the advisory resolution to approve the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐
The Board of Directors recommends you vote FOR Proposal 4.			For	Against	Abstain
4.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.		☐	☐	☐
The Board of Directors recommends you vote AGAINST Proposal 5.			For	Against	Abstain
5.	A stockholder proposal regarding special stockholder meeting improvement, if properly presented at the Annual Meeting.		☐	☐	☐

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting and Proxy Statement and Annual Report With Form 10-K are available at

www.proxyvote.com.

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V07989-P88660

Intercontinental Exchange, Inc.

Annual Meeting Details: May 19, 2023, 8:30 a.m., Eastern time

To be held via webcast at www.virtualshareholdermeeting.com/ICE2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF INTERCONTINENTAL EXCHANGE, INC. FOR THE 2023 ANNUAL MEETING

The undersigned stockholder of Intercontinental Exchange, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement with respect to the Annual Meeting of Stockholders of Intercontinental Exchange, Inc. to be held via webcast only, on Friday, May 19, 2023 at 8:30 a.m., Eastern Time, and hereby appoints A. Warren Gardiner, Andrew J. Surdykowski and Octavia N. Spencer and each of them proxies and attorneys-in-fact, each with power of substitution and revocation and each with all powers that the undersigned would possess if properly present, to attend and represent the undersigned at such meeting and any postponements or adjournments of such meeting and to vote all shares of Intercontinental Exchange, Inc. common stock which the undersigned is entitled to vote at such meeting and any postponements or adjournments of such meeting, as set forth on the reverse side, and in their discretion upon any other business that may properly come before the meeting. The undersigned hereby revokes all proxies previously given.

The securities that can be voted at the Annual Meeting consist of Intercontinental Exchange, Inc. common stock, par value $0.01 per share.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, “1 YEAR” ON PROPOSAL 3, FOR PROPOSAL 4, AGAINST PROPOSAL 5 AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE VIA TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT TO BE SIGNED AND DATED ON REVERSE SIDE